UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-6036

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Annual Report

December 31, 2009 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund

'09

Performance and Expenses

Through December 31, 2009

	Average Annual Total Return					2009 Gross Annual	2008 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses	Operating Expenses
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	41.44%	10.77%	13.76%	11.18%	9/12/94	1.18%	1.16%
Matthews Asia Dividend Fund	47.59%	n.a.	n.a.	11.00%	10/31/06	1.28%	1.35%
After Fee Waiver, Reimbursement and Recoupment						1.30%[1]	1.32%[1]
Matthews China Dividend Fund	n.a.	n.a.	n.a.	1.80%[2]	11/30/09	10.05%	n.a.
After Fee Waiver, Reimbursement and Recoupment						1.50%[3]	n.a.
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	44.82%	7.18%	n.a.	9.86%	10/31/03	1.28%	1.23%
Matthews Pacific Tiger Fund	75.37%	14.50%	11.55%	9.13%	9/12/94	1.13%	1.12%
Matthews China Fund	78.30%	22.23%	17.18%	13.53%	2/19/98	1.21%	1.23%
Matthews India Fund	97.25%	n.a.	n.a.	16.43%	10/31/05	1.27%	1.29%
Matthews Japan Fund	10.06%	-5.49%	-3.85%	3.11%	12/31/98	1.31%	1.23%
Matthews Korea Fund	62.92%	10.47%	8.98%	4.81%	1/3/95	1.30%	1.27%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	103.00%	n.a.	n.a.	44.05%	9/15/08	2.09%	14.31%
After Fee Waiver, Reimbursement and Recoupment						2.00%[4]	2.00%[4]
ASIA SPECIALTY STRATEGIES
Matthews Asian Technology Fund	70.28%	8.03%	n.a.	-1.64%	12/27/99	1.40%	1.33%

1  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least August 31, 2010 to the extent needed to limit total annual operating expenses to 1.50%.

2  Actual Return for fiscal period beginning 11/30/09 through 12/31/09, not annualized.

3  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

4  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Cover photo: Huc Bridge, Hanoi, Vietnam
©Eric Brandt

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	5

Matthews Asia Dividend Fund	10

Matthews China Dividend Fund	15

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	20

Matthews Pacific Tiger Fund	25

Matthews China Fund	30

Matthews India Fund	35

Matthews Japan Fund	40

Matthews Korea Fund	45

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	50

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund	55

Disclosures and Index Definitions	59

Disclosure of Fund Expenses	60

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	72

Notes to Financial Statements	83

Report of Independent Registered Public Accounting Firm	94

Tax Information	95

Approval of Investment Advisory Agreement	96

Trustees and Officers of the Funds	100

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. | 760 Moore Road | King of Prussia, PA 19406

"Sitting in San Francisco might have made us appear far removed from the maelstrom in Asia's markets, but it gave us perspective."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

Many commentators are describing 2009 as a watershed year—one in which global economic leadership shifted decisively from the West to the East. Indeed, the U.S. and European economies appeared to bottom out in the middle of 2009 when GDP fell 3.8% and 5.0% year-on-year, respectively. Meanwhile, Asia recovered sooner than the West, and China and India grew throughout the crisis with year-on-year growth rates falling to approximately 6% in both countries. In political circles, the Group of 20 (G–20) usurped the position of the Group of 8 (G–8) as the prime decision-making body while the world's finance ministers struggled to coordinate global stimulus. Japan had been Asia's sole representative in the G–8, but this change brought China, India, South Korea, Indonesia and Australia into the main forum for global economic policymaking. Some of the commentary has been hyperbole, with editorial writers, book authors and even some foreign leaders announcing the "end of the American Empire." Even now, however, the conventional wisdom is that the U.S. faces many years of slow growth because of its debt-laden consumers, while Asian consumers are just starting to open their wallets.

You could say that markets mirrored the trends in underlying fundamentals—the S&P 500 Index bottomed out in early March 2009, but the MSCI All Country Asia ex Japan Index had already seen its lowest point in late November of the previous year. Asia is now valued at 10% to 15% higher than the U.S. on popular metrics. This can only be justified by higher growth expectations. Equities have rebounded very strongly—more rapidly than many people, myself included, would have imagined. It is hard to see how any part of the world—however "decoupled" some may argue—can truly prosper if North America and Europe (more than half the global economy) are each suffering unemployment rates of about 10%. We may have started 2009 more isolated in our optimism about the strength of Asia's corporate fundamentals and its economies; now there are many more people who agree with our belief and perhaps express it too incautiously. That sort of company is a little disconcerting.

West Coast Offense

I believe that a certain amount of isolation and distance is a good thing for investors. Sitting in San Francisco might have made us appear far removed from the maelstrom in Asia's markets, but it gave us perspective. Local fund managers tend to get caught up in the gossip and rumor that surround their own markets. They seem constantly tempted to trade on sentiment and momentum. At Matthews, we are able—perhaps forced—to take a measured view. We try to resist the temptation of making the "big play" or to wager everything on one big call. During the depths of the recent economic crisis, our analysts and portfolio managers continued their regular research trips to Asia to meet with business leaders, and to form independent views of how events were unfolding. Even as the container ships passed in and out of San Francisco Bay—empty and high in the water—and even as trade was collapsing, the message from businesses in Asia was that their domestic sales were still growing. I know from my own contacts in Hong Kong that more than a few local fund managers were raising cash to try to prosper from the poor sentiment and avoid market falls. Our approach at Matthews has been to remain fully invested, and whenever possible, to take incremental opportunities to build positions in specific stocks at depressed prices.

This approach was not without controversy. 2009 was a year when markets seemed to diverge widely from fundamentals, as witnessed by large swings in valuations. These divergences gave rise to the criticism that, surely, we are able to see these great dislocations before they happen. Along with the panic in global equity markets, some investors also lost confidence (or perhaps patience)

2 MATTHEWS ASIA FUNDS

with the strategy of being fully invested—to "buy and hold." Some will no doubt argue that Asia's markets are still 25% below their highs of October 2007. Point taken. However, in my mind, "buy and hold" still has at least one thing going for it—we only have to focus on the stock decision and get that one decision right. Trading requires you to get multiple decisions right: when to buy the market, when to sell and then when to buy again. Trading also puts a premium on the liquidity of a company's equity and raises it to a level of importance equal to, if not greater than, the underlying soundness of the company itself. During the past two years or so, the market certainly offered up big opportunities for trading. But as I have noted, the market also whipsawed investors' emotions, and caused them to question their basic assumptions about the future. Once people have their confidence in a market so shaken as to cause them to abandon it, how many are then able to quickly reinvest when the fear of loss is greatest? How many people invested on the basis that they held a "liquid" asset only to see that liquidity dry up when its financial soundness was called into question? According to some research, many funds that took a more active trading stance were indeed caught with high cash levels or "liquidity" when the markets bounced back. It seems to me almost by definition that many traders must be caught out of the market this way, and miss the recovery.

Markets and Fundamentals—Diverging Again?

As we enter 2010, it is of some concern to me that interest rates remain exceptionally low in the developed world, and that Asia's recovery is underway and indeed interest rates have started to rise. It has occurred three times in Australia and once in China. Sell-side analysts are talking breathlessly of a U.S. dollar-fed "carry trade," a strategy of selling a currency with a relatively low interest rate in order to purchase a different currency yielding a higher interest rate. Analysts also talk of the potential for an emerging market bubble, as if the prime objective of investment is to read policymakers' minds and to try to jump the gun on their decisions. There are fundamental reasons to expect Asia to perform well as its households grow wealthier; we mostly agree with that assessment. Nevertheless, the structural reforms required of Asian economies will take time and some government commitment. Markets are increasingly willing to discount a smooth transition to the "new economic order." Are markets starting to diverge from fundamentals again? If so, what should be done with investments?

Valuations are a source of concern, and they enter into our investment process in one of two ways. For some funds, a measure of valuation—more specifically dividend yield—is a crucial first step in the idea generation process. For other funds, the focus on valuation may be relaxed when warranted by the quality of a company's business model and management. But in neither case is valuation a primary reason to sell out of a position completely if we believe in the long-term future of the company. High valuations are, however, reason enough to proceed into the new year with caution. This caution is already starting to influence the stock decisions we are making in the Funds and I hope that it tempers the ardor of those making some of the wilder predictions for markets this year. Nevertheless, we maintain our commitment to being fully invested because, despite our concerns, we have no particular insight as to where the markets may be trading a year from now.

We also remain committed to the belief that Asia will enjoy many years of good growth and that the new decade will see a further reshaping of the region's economies. We believe that it should also offer new opportunities to invest in growing companies in both established and emerging industries—Asia's economic landscape will surely look very different 10 years from now. Our old image of Asia—centered on infrastructure, export manufacturing and heavy industry—is gradually being replaced by one in which service industries, including finance, health care, retail and leisure play a bigger role in the economy. Finding and researching those potential opportunities remains the focus of Matthews' investment team. We seek to identify and hold companies that make it through each cycle stronger than they were before, rather than to invest in stocks primarily on the basis of their liquidity and to try to trade in and out of each cycle.

During the past year, we celebrated the 15-year anniversary of our flagship funds, the Pacific Tiger Fund and the Asian Growth and Income Fund and the 10-year anniversary of the Asian Technology Fund. Along with our China, Japan and Korea Funds, these portfolios have track records in excess of 10 years.

We also celebrated the one-year anniversary of the Asia Small Companies Fund and launched the China Dividend Fund. This new Fund enables us to execute our dividend-focused strategy in a single-country portfolio for the first time. Few people question the importance of using different strategies when investing in the U.S. market—we think this same approach should be applied in Asia.

We thank you for your continued and continuous support during this past year, particularly as it has been an unusually volatile and challenging one. It is more than usually true to say that it is a privilege and an honor to serve as your investment advisor.

Robert J. Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

Message to Shareholders
from the Board of Trustees

Dear Shareholders,

I am pleased to inform you that Dean Richard Lyons will be rejoining the Matthews Asia Funds Board of Trustees. Dean Lyons served as a Trustee of the Matthews Asia Funds from the inception of the Fund family in 1994 until 2006, and served as the Funds' independent Chairman for eight of those years. He is currently the Dean of the Haas School of Business at the University of California at Berkeley. Prior to becoming Dean in July 2008, he served as the Chief Learning Officer at Goldman Sachs. Dean Lyons made significant contributions to the Fund family and its development during his previous tenure as Trustee, and I believe the Funds' shareholders will benefit greatly from his return to the Board.

The Board of Trustees appreciates your investment in the Funds and looks forward to its continued work on behalf of the shareholders.

Sincerely,

Geoffrey H. Bobroff
Chairman of the Board of Trustees
Matthews Asia Funds

4 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Andrew Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$2.5 billion
NAV	$15.77
Total # of Positions	83

Fiscal Year 2009 Ratios

Portfolio Turnover	17.51%[1]
Gross Expense Ratio	1.18%[2]

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Asian Growth and Income Fund generated a return of 41.44%, while its benchmark, the MSCI All Country Asia ex Japan Index, rose 72.53%. During the fourth quarter, the Fund gained 4.24%, versus a 6.59% increase in the benchmark. Over the course of the year, each share of the Fund paid approximately 44 cents, or about 3.8% of the Fund's initial share price, in income via semi-annual dividends.

Just as 2008 was a year in which financial markets defied nearly every expectation, so was 2009. The breathless pace at which stocks and other financial assets regained a portion of their nominal value was remarkable. Also remarkable was how quickly economic activity in Asia—particularly in China—resumed an expansionary path.

For some market observers, the surprise of the year was that the Chinese economy did not collapse amid a Western recession. Earnings growth seems to again be underway in Asia. However, while fundamental conditions have improved, they have been eclipsed by a sharp increase in stock prices. Yields on Asian fixed-income markets are near historic lows, and equity prices are not far from record highs, leaving a reduced margin for error. Looking forward, relatively high valuations may pose a challenge to the continued outperformance of Asian equity markets.

The Fund's strategy has been sorely tested over the past two years. Historically, the Fund has made use of U.S. dollar-denominated convertible bonds to achieve a degree of capital protection when conditions were adverse for equities. However, dollar credit markets were at the epicenter of the financial collapse in late 2008; consequently dollar-denominated convertibles in Asia offered no safe haven. As markets rallied violently in the first half of 2009, the Fund's risk-averse strategy meant that the stocks it favored—those of established, mature companies capable of sustained dividend payments—were not central beneficiaries of the market's recovery. Instead, premiums were assigned to the stocks of riskier businesses, small companies and deeply cyclical industries. Amid such conditions, the Fund's recent performance was largely in line with our expectations, with some notable disappointments in Japan.

Some of the Fund's largest gains in 2009 resulted from portfolio shifts undertaken at the outset of the year. One critical decision was to place greater weight on the technology sector, especially on companies in the computer and semiconductor industries. A year ago, such companies suffered from severely depressed valuations despite stable financial positions and relatively attractive growth prospects. Ironically, while the market perceived many of these companies to be financially weak, few had much debt. With strong balance sheets and reasonably stable cash flows, some semiconductor and computer-related firms have become substantial payers of dividends. Ultimately, two such companies made the largest contribution to the Fund's performance: ASM Pacific Technology, one of the world's largest manufacturers of assembly and packaging equipment for semiconductors, and VTech Holdings, a leading maker of cordless phones, as well as educational electronics and video games.

The Fund also benefited from a shift toward industrial conglomerates, particularly those with underlying exposure to energy and agricultural products. Historically, the Fund has eschewed direct investment in such businesses as their sharp cyclicality makes it difficult to value or to assess the quality of their management. However, at the beginning of 2009, we recognized a number of industrials that had seen precipitous declines in their share prices. Their common denominator was indirect or diversified exposure to energy and commodities. This was attractive, as the diversified nature of these companies could yield consistency in cash flow, thereby shielding the portfolio from the worst aspects of the commodity

(continued)

matthewsasia.com | 800.789.ASIA 5

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Asian Growth and Income Fund	4.24%	41.44%	5.31%	10.77%	13.76%	11.18%
MSCI AC Asia ex Japan Index[3]	6.59%	72.53%	5.02%	13.79%	6.55%	3.62%[4]
MSCI AC Far East ex Japan[3]	6.46%	69.39%	4.79%	13.13%	5.92%	3.25%[4]
Lipper Pacific ex Japan Funds Category Average[5]	6.49%	71.34%	4.72%	13.05%	7.53%	5.22%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June	December	Total
2009	$0.22	$0.22	$0.44
2008	$0.25	$0.17	$0.42
2007	$0.22	$0.69	$0.90
1994–2006	$2.10	$2.47	$4.57

Note: This table does not include capital gains distributions.

30-DAY YIELD: 1.61%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/09, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 3.63%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Security Type	Country	% of Net Assets
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	Convertible Bond	China/Hong Kong	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Equity	Taiwan	2.5%
CLP Holdings, Ltd.	Equity	China/Hong Kong	2.5%
HSBC Holdings PLC	Equity	United Kingdom	2.3%
Ascendas REIT	Equity	Singapore	2.2%
Keppel Corp., Ltd.	Equity	Singapore	2.1%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Convertible Bond	Malaysia	2.0%
Hang Seng Bank, Ltd.	Equity	China/Hong Kong	2.0%
Singapore Technologies Engineering, Ltd.	Equity	Singapore	2.0%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/14	Convertible Bond	China/Hong Kong	2.0%
% OF ASSETS IN TOP TEN			22.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

cycle. We added a few such positions, notably Singapore's Keppel Corporation, one of the largest offshore oil rig builders in the world. We were attracted to Keppel for its secure balance sheet, with cash reserves and a manageable level of debt; and for its diversified operating structure that offered exposure to property and infrastructure projects alongside the oil industry. Keppel is also one of the largest dividend-paying companies in Singapore, paying out approximately US$385 million in dividends during 2008 (the firm has not yet declared final dividends for the 2009 financial period).

Other positions, such as convertible bonds, contributed mixed results to Fund performance. Some of the Fund's positions performed in line with our expectations, gaining as credit markets stabilized and as their underlying conversion values rose. However, some of the convertibles issued by small and mid-size companies were hampered by continued distress in credit markets. Capital markets were not disposed toward issuance in the first half of the year; and thus, smaller companies faced some challenges when attempting to refinance their balance sheets. However, issuance has recently resumed in earnest and will hopefully lead to healthier future supply and valuations in convertibles.

The greatest detractor to performance arose from the Fund's exposure to the Japanese market. At the beginning of the year, the Fund held two positions in large-capitalization Japanese real estate investment trusts (J-REITs)—Japan's large-cap REITS underperformed small-cap REITS in 2009. It also held a position in one of Asia's largest software companies by market capitalization, Trend Micro. Over the course of the year, the Fund added three other positions in sectors spanning pharmaceuticals, technology and industrial equipment. Collectively, these investments have done little to promote the Fund's performance and have cost us the opportunity to invest elsewhere in Asia.

The Fund's roughly 10% weighting to Japan is at a historic high. We strongly believe that value in select Japanese companies—especially mid-size industrials and technology companies—is compelling. Admittedly, Japan may lack an obvious catalyst to spur broad-based market performance. Nevertheless, as the country's stock market has stagnated over the past two decades, investors have overlooked a number of companies. Most of these firms are global leaders in a given technology or marketplace, and most also enjoy substantial operating leverage should an economic recovery ensue. A few have taken to paying dividends, with some growth visible over time. Though such companies are worthy of strong consideration, we, nevertheless, do not intend to actively increase the Fund's weighting in Japan as we believe this to already be a substantial allocation.

As we look forward, a number of risks present themselves for the year ahead. As mentioned previously, relatively rich valuations may prove an impediment to continued gains. If inflation in the region does resurface, we believe that it will have a pronounced effect on staples, food and subsidized forms of energy. The Fund has sought some exposure to this possibility via its positions in agricultural and soft-commodity companies. A third risk may arise from the increased propensity for trade tensions, which may likely be directed toward China and its currency policies. If tensions escalate, stock markets may be shaken.

However, ahead of all these risks is the Fund's greatest challenge: to continue to refashion and adapt its strategy in light of the region's ever-evolving markets. Despite its caution, the Fund has always pursued growth; and indeed, there are new growth industries emerging in Asia, especially in health sciences, software and financial services. Thus, the Fund's mission for the next decade is the same as the last: to retain its conservative philosophy and approach, yet probe emerging pockets of growth, investing in areas not well represented in benchmark indices or widely present in investors' portfolios.

COUNTRY ALLOCATION (%)7

China/Hong Kong	32.0
Singapore	15.5
Japan	10.0
South Korea	9.0
India	8.3
Taiwan	6.1
Malaysia	5.1
Thailand	2.6
United Kingdom	2.3
Indonesia	2.3
Australia	1.8
Philippines	1.3
Vietnam	0.9
Cash and Other Assets, Less Liabilities	2.8

SECTOR ALLOCATION (%)

Financials	27.9
Industrials	15.3
Information Technology	13.0
Telecommunication Services	12.4
Consumer Discretionary	8.7
Consumer Staples	5.9
Utilities	5.0
Health Care	4.8
Energy	2.0
Non Classified	1.5
Materials	0.7
Cash and Other Assets, Less Liabilities	2.8

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	51.7
Mid Cap ($1B-$5B)	31.4
Small Cap (Under $1B)	12.6
Non-Classified	1.5
Cash and Other Assets, Less Liabilities	2.8

BREAKDOWN BY SECURITY TYPE (%)

Common Equities	64.6
Convertible Bonds[9]	26.4
Preferred Equities	3.1
Government Bonds	1.5
Corporate Bonds	1.4
Warrants	0.2
Cash and Other Assets, Less Liabilities	2.8

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 64.6%

	Shares	Value
CHINA/HONG KONG: 22.0%
CLP Holdings, Ltd.	9,410,200	$63,684,163
Hang Seng Bank, Ltd.	3,490,100	51,346,297
Hang Lung Properties, Ltd.	12,688,920	49,745,023
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	13,664,000	45,538,296
Television Broadcasts, Ltd.	8,747,000	42,024,080
China Mobile, Ltd. ADR	818,500	38,002,955
Vitasoy International Holdings, Ltd.†	51,297,000	35,815,626
VTech Holdings, Ltd.	3,732,300	35,598,115
ASM Pacific Technology, Ltd.	3,445,300	32,574,137
Hang Lung Group, Ltd.	4,683,000	23,159,870
HongKong Electric Holdings, Ltd.	4,122,500	22,456,399
Inspur International, Ltd.	150,205,000	21,353,601
China Pacific Insurance Group Co., Ltd. H Shares[b]	4,926,600	19,634,217
Hong Kong & China Gas Co., Ltd.	7,721,490	19,366,666
I-CABLE Communications, Ltd.[b]†	128,079,000	18,768,537
Bank of Communications Co., Ltd. H Shares	14,192,000	16,322,702
Café de Coral Holdings, Ltd.	7,137,100	16,300,050
China Green Holdings, Ltd.	8,877,000	8,406,370
Total China/Hong Kong		560,097,104
SINGAPORE: 11.6%
Ascendas REIT	35,913,000	56,376,112
Keppel Corp., Ltd.	8,992,000	52,379,634
Singapore Technologies Engineering, Ltd.	22,119,000	50,908,496
Parkway Holdings, Ltd.[b]	13,793,093	28,506,269
Hong Leong Finance, Ltd.	12,354,000	27,694,584
Fraser and Neave, Ltd.	8,556,100	25,433,478
Cerebos Pacific, Ltd.	7,740,000	23,436,881
Singapore Post, Ltd.	29,847,000	21,393,639
Parkway Life REIT	10,233,110	8,845,563
Total Singapore		294,974,656
JAPAN: 10.0%
Hisamitsu Pharmaceutical Co., Inc.	1,472,000	47,538,682
Japan Real Estate Investment Corp., REIT	6,318	46,575,088
Nippon Building Fund, Inc., REIT	6,038	45,889,651
Hamamatsu Photonics, K.K.	1,660,400	40,445,772
Trend Micro, Inc.	1,021,000	38,781,905
Nintendo Co., Ltd.	147,500	35,228,461
Total Japan		254,459,559
TAIWAN: 6.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	19,179,187	38,655,162
Cathay Financial Holding Co., Ltd.[b]	20,412,240	38,002,740
Chunghwa Telecom Co., Ltd. ADR	1,674,848	31,101,927
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,210,624	25,289,539
CyberLink Corp.	5,464,938	23,299,981
Total Taiwan		156,349,349

	Shares	Value
SOUTH KOREA: 5.2%
S1 Corp.	817,555	$33,986,571
GS Home Shopping, Inc.†	388,299	28,572,175
SK Telecom Co., Ltd. ADR	1,522,933	24,762,891
Hana Financial Group, Inc.	720,489	20,364,124
SK Telecom Co., Ltd.	123,215	17,985,344
Daehan City Gas Co., Ltd.	325,300	7,805,468
Total South Korea		133,476,573
THAILAND: 2.6%
Advanced Info Service Public Co., Ltd.	13,488,300	34,995,434
BEC World Public Co., Ltd.	37,652,500	27,811,407
Thai Reinsurance Public Co., Ltd. NVDR	25,672,800	3,925,919
Total Thailand		66,732,760
UNITED KINGDOM: 2.3%
HSBC Holdings PLC ADR	1,046,733	59,757,987
Total United Kingdom		59,757,987
AUSTRALIA: 1.8%
AXA Asia Pacific Holdings, Ltd.	7,821,742	45,733,160
Total Australia		45,733,160
INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	1,003,200	40,077,840
Total Indonesia		40,077,840
PHILIPPINES: 1.3%
Globe Telecom, Inc.	1,631,960	32,094,600
Total Philippines		32,094,600
VIETNAM: 0.1%
Baoviet Holdings[b]	2,206,620	3,161,851
Total Vietnam		3,161,851
TOTAL COMMON EQUITIES		1,646,915,439
(Cost $1,381,470,159)

PREFERRED EQUITIES: 3.1%

SOUTH KOREA: 3.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	405,331	31,840,260
Hyundai Motor Co., Ltd., Pfd.	566,280	20,336,174
LG Household & Health Care, Ltd., Pfd.	210,290	14,732,989
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	11,226,322
Total South Korea		78,135,745
TOTAL PREFERRED EQUITIES		78,135,745
(Cost $41,572,790)

8 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  December 31, 2009

Schedule of Investmentsa (continued)

WARRANTS: 0.2%

	Shares	Value
INDIA: 0.2%
Housing Development Finance Corp., expires 08/23/12	669,700	$6,040,036
Total India		6,040,036
TOTAL WARRANTS		6,040,036
(Cost $5,995,564)

INTERNATIONAL BONDS: 29.3%

	Face Amount
CHINA/HONG KONG: 10.0%
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/2012		$50,700,000	68,254,875
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/2014	HKD	355,580,000	50,688,059
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/2011	CNY	215,800,000	37,686,766
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/2011	CNY	246,300,000	35,459,589
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/2014	HKD	160,400,000	28,983,465
PB Issuer, Ltd., Cnv. 3.300%, 02/01/2013		19,750,000	18,885,937
China Green Holdings, Ltd., Cnv. 0.000%, 10/29/2010	CNY	115,000,000	16,255,310
Total China/Hong Kong			256,214,001
INDIA: 8.1%
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/2011		35,915,000	40,494,162
Housing Development Finance Corp. 0.000%, 08/24/2012	INR	1,650,000,000	36,506,715
Tata Motors, Ltd., Cnv. 1.000%, 04/27/2011		25,149,000	29,267,149
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/2013		27,400,000	24,112,000
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/2014		20,300,000	23,548,000
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/2011		19,314,000	22,790,520
Rolta India, Ltd., Cnv. 0.000%, 06/29/2012		17,931,000	18,110,310
Housing Development Finance Corp., Cnv. 0.000%, 09/27/2010		6,400,000	11,376,000
Total India			206,204,856
MALAYSIA: 5.1%
Rafflesia Capital, Ltd., Cnv. 1.250%[c], 10/04/2011		44,200,000	51,935,000
Cherating Capital, Ltd., Cnv. 2.000%[c], 07/05/2012		38,000,000	41,562,500
Paka Capital, Ltd., Cnv. 0.000%, 03/12/2013		21,300,000	21,699,375
YTL Power Finance Cayman, Ltd., Cnv. 0.000%, 05/09/2010		11,000,000	13,722,500
Total Malaysia			128,919,375

	Face Amount		Value
SINGAPORE: 3.9%
Wilmar International, Ltd., Cnv. 0.000%, 12/18/2012		$35,400,000	$45,931,500
CapitaLand, Ltd., Cnv. 3.125%, 03/05/2018	SGD	57,000,000	40,218,707
Olam International, Ltd., Cnv. 6.000%, 10/15/2016		6,700,000	7,281,225
ST Treasury Services, Ltd., Cnv. 1.560%, 10/23/2010	SGD	6,250,000	5,107,974
Total Singapore			98,539,406
VIETNAM: 0.8%
Socialist Republic of Vietnam 6.875%, 01/15/2016		19,411,000	20,090,385
Total Vietnam			20,090,385
INDONESIA: 0.7%
Republic of Indonesia 10.375%, 05/04/2014		14,700,000	18,301,500
Total Indonesia			18,301,500
SOUTH KOREA: 0.7%
POSCO 8.750%, 03/26/2014		14,500,000	17,125,660
Total South Korea			17,125,660
TOTAL INTERNATIONAL BONDS			745,395,183
(Cost $702,424,730)
TOTAL INVESTMENTS: 97.2%			2,476,486,403
(Cost $2,131,463,243d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%			70,924,567
NET ASSETS: 100.0%			$2,547,410,970

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Variable rate security. The rate represents the rate in effect at December 31, 2009.

d  Cost for Federal income tax purposes is $2,145,949,524 and net unrealized appreciation consists of:

Gross unrealized appreciation	$396,656,544
Gross unrealized depreciation	(66,119,665)
Net unrealized appreciation	$330,536,879

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer). (Note 4)

ADR  American Depositary Receipt

CNY  Chinese Renminbi (Yuan)

HKD  Hong Kong Dollar

INR  Indian Rupee

Cnv.  Convertible

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 9

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$322.0 million
NAV	$12.06
Total # of Positions	63

Fiscal Year 2009 Ratios

Portfolio Turnover	32.41%[1]
Gross Expense Ratio	1.28%
After Fee Waiver, Reimbursement and Recoupment	1.30%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia Pacific region.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Dividend Fund. Please see page 89 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Asia Dividend Fund gained 47.59%, outperforming its benchmark, the MSCI All Country (AC) Asia Pacific Index, which rose 37.86%. For the fourth quarter, the Fund rose 7.53%, while the benchmark gained 2.31%. The Fund began 2009 with a share price of $8.61, and shareholders who were invested throughout the year would have received income distributions totaling approximately 55 cents, or 6.3%, of the initial share price. To better reflect our investment strategy, the Fund's name was changed from Matthews Asia Pacific Equity Income Fund to Matthews Asia Dividend Fund on November 30, 2009.

The outperformance of the Matthews Asia Dividend Fund relative to its benchmark during 2009 was a testament to the importance of staying flexible in the execution of an investment strategy. The Fund employs a stock selection process that seeks to identify and invest in companies that offer a combination of attractive dividend yields and the potential for dividend growth. While this investment philosophy remains unchanged, its implementation in the portfolio will adapt to the opportunities present in the equity markets.

The Fund's positive performance in 2009 was, in large part, derived from its holdings in China and Hong Kong, and its significant allocation to small and mid-capitalization companies. At the end of the first quarter, 63% of the portfolio was invested in companies with a market capitalization of less than US$5 billion, while the Fund's weighting in China increased from 1.1% in June of 2008 to 9.0%. As share prices were sharply lower in China in the fourth quarter of 2008 and the first quarter of 2009, investors were presented with attractive dividend yields on shares of companies that offered both the potential for long-term earnings growth and the relative safety of healthy balance sheets. The Fund's increased allocation to faster-growing Chinese stocks and smaller companies was an effort to upgrade its dividend growth profile at attractive valuations. These companies had previously traded at lofty valuations that did not match the yield criteria of the Fund's investment strategy. However, in evaluating investments, the Fund weighs current yield against the potential growth in dividends. While current yield is an important component of total return, it is the growth in dividends that, over time, will tend to underpin capital appreciation.

The Fund's main contributor to performance for 2009 was Minth Group, a smaller-capitalization Chinese company. The company manufactures and supplies trims and decorative auto parts to the Chinese subsidiaries of international automobile manufacturers from the U.S., Japan and Europe. Large customers, such as major auto makers tend to demand lower prices, often resulting in lower margins for suppliers such as Minth. However, Minth's products make up only a small part of the total manufacturing cost of a car, and the company has faced fewer pricing pressures, enabling it to enjoy net profit margins in excess of 20%. The Fund's investment in Minth gave it exposure to the fast-growing Chinese passenger car market—the largest in the world in 2009, with 10.3 million passenger cars sold. Since Minth supplies to several car manufacturers it is less reliant on a single product, thereby lowering the product risk and increasing the predictability of cash flows. The company has more cash than debt on the balance sheet, giving it flexibility to weather short-term headwinds, and allowing for the continuation of dividend payments and capital investments for future growth. Our on-site meetings with management near Shanghai, and our research into the firm's historical financial data, convinced us that the company had the capacity

(continued)

10 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Year	Inception 10/31/06
Matthews Asia Dividend Fund	7.53%	47.59%	8.86%	11.00%
MSCI AC Asia Pacific Index[3]	2.31%	37.86%	-2.65%	-0.56%
Lipper Pacific Region Funds Category Average[4]	3.84%	38.40%	-3.49%	-0.97%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1	Q2	Q3	Q4	Total
2009	$0.10	$0.14	$0.13	$0.18	$0.55
2008	$0.06	$0.08	$0.11	$0.06	$0.30
2007	—	$0.10	—	$0.17	$0.27
2006 (Fund inception: 10/31/06)	—	—	—	$0.02	$0.02

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 1.95%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/09, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 3.78%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
SK Telecom Co., Ltd.	South Korea	3.1%
China Mobile, Ltd.	China/Hong Kong	3.1%
Chunghwa Telecom Co., Ltd.	Taiwan	3.0%
Globe Telecom, Inc.	Philippines	2.9%
PT Telekomunikasi Indonesia	Indonesia	2.7%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	2.5%
HSBC Holdings PLC	United Kingdom	2.4%
Monex Group, Inc.	Japan	2.3%
Esprit Holdings, Ltd.	China/Hong Kong	2.3%
Minth Group, Ltd.	China/Hong Kong	2.2%
% OF ASSETS IN TOP TEN		26.5%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 11

COUNTRY ALLOCATION (%)6

China/Hong Kong	25.2
Japan	20.4
Taiwan	10.4
South Korea	8.5
Thailand	7.6
Singapore	6.2
Indonesia	4.7
Malaysia	4.5
Australia	3.3
Philippines	2.9
United Kingdom	2.4
Cash and Other Assets, Less Liabilities	3.9

SECTOR ALLOCATION (%)

Consumer Discretionary	19.8
Financials	14.9
Telecommunication Services	14.8
Information Technology	13.1
Consumer Staples	12.0
Health Care	7.7
Utilities	7.1
Industrials	5.0
Energy	1.7
Cash and Other Assets, Less Liabilities	3.9

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	37.8
Mid Cap ($1B-$5B)	34.3
Small Cap (Under $1B)	24.0
Cash and Other Assets, Less Liabilities	3.9

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

to deliver growing earnings and dividends. The company raised its dividend by 25% in 2009.

Dividend payments in Asia Pacific continued to exhibit significantly less volatility than earnings, indicating that companies in the region are committed to paying dividends. While earnings for the constituents of the MSCI AC Asia Pacific Index more than halved, dividends fell by about 14%. In comparison, dividend payments for the S&P 500 Index are estimated to have fallen by 21% in 2009. Not surprisingly, dividend cuts in Asia Pacific mainly occurred among companies in cyclical industries, such as materials, industrials and information technology—many of which reside in Korea and Taiwan. The Fund tends to minimize exposure to cyclical companies because of this inherent volatility in dividend payments.

Dividend yields in the region compressed as markets rallied in response to the slowing pace of deteriorating economic data and fiscal stimulus packages combined with expansive monetary policies. With dividend yields falling to "pre-Lehman" levels, the price of dividend growth rose and, as a result, the Fund increasingly allocated to companies that had lagged the general rebound in markets. This resulted in net additions, particularly in Japan and Korea, as the year progressed, and to higher yielding large-cap companies such as China Mobile. The Fund will continue its focus on companies that offer attractive dividend yields in relation to their potential for dividend growth.

Asia continues to offer attractive opportunities to dividend-focused investors, when compared to fixed-income yields or other regional equity markets globally. Based on consensus estimates, the projected dividend yield for 2010 for the MSCI AC Asia Pacific Index of 2.5% exceeds the 2.0% expected of the MSCI U.S. Index. The relative stability of dividend payments in Asia Pacific in 2009 and the region's higher historical rate of dividend growth raises the question: Why should Asia Pacific dividends continue to trade at a discount to those of the U.S.? For long-term investors, we believe that companies in Asia Pacific continue to offer an attractive combination of current yield, dividend growth and diversification opportunities.

We are pleased to announce that in October, the Fund marked its third year of operation. We reached this milestone as a result of the long-term commitment of our shareholders through some volatile market cycles. We thank you for your ongoing support and will continue to work hard on your behalf.

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 93.5%

	Shares	Value
CHINA/HONG KONG: 25.2%
China Mobile, Ltd. ADR	214,000	$9,936,020
Cheung Kong Infrastructure Holdings, Ltd.	2,130,000	8,099,731
Esprit Holdings, Ltd.	1,115,000	7,397,655
Minth Group, Ltd.	4,933,000	7,241,537
Television Broadcasts, Ltd.	1,494,000	7,177,772
CLP Holdings, Ltd.	929,500	6,290,454
VTech Holdings, Ltd.	557,000	5,312,582
Café de Coral Holdings, Ltd.	2,074,000	4,736,700
China Resources Enterprise, Ltd.	1,218,000	4,424,850
ASM Pacific Technology, Ltd.	460,100	4,350,089
Yantai Changyu Pioneer Wine Co. B Shares	469,896	4,163,571
Xinao Gas Holdings, Ltd.	1,582,000	4,050,383
Sa Sa International Holdings, Ltd.	6,080,000	4,017,000
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	1,244,344	2,068,538
Hang Lung Properties, Ltd.	458,000	1,795,521
Total China/Hong Kong		81,062,403
JAPAN: 19.3%
Monex Group, Inc.	21,794	7,463,177
Hamamatsu Photonics, K.K.	288,400	7,025,151
Nintendo Co., Ltd.	28,700	6,854,623
Hisamitsu Pharmaceutical Co., Inc.	211,200	6,820,767
Shiseido Co., Ltd.	312,000	5,996,330
Shinko Plantech Co., Ltd.	541,300	5,488,838
Fanuc, Ltd.	56,100	5,228,633
Lawson, Inc.	107,200	4,734,513
Sysmex Corp.	85,000	4,444,396
ORIX Corp.	45,000	3,063,792
United Urban Investment Corp., REIT	470	2,484,585
MID REIT, Inc.	1,124	2,379,590
Total Japan		61,984,395
TAIWAN: 10.4%
CyberLink Corp.	1,668,860	7,115,251
Chunghwa Telecom Co., Ltd. ADR	359,196	6,670,270
St. Shine Optical Co., Ltd.	1,086,000	6,482,487
Taiwan Semiconductor Manufacturing Co., Ltd.	3,046,469	6,140,081
Taiwan Secom Co., Ltd.	2,126,000	3,565,606
Chunghwa Telecom Co., Ltd.	1,544,076	2,879,742
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,590	578,750
Total Taiwan		33,432,187
SOUTH KOREA: 8.5%
KT&G Corp.	126,500	6,990,010
SK Telecom Co., Ltd. ADR	346,300	5,630,838
S1 Corp.	134,880	5,607,095
Cheil Worldwide, Inc.	17,658	4,782,090
SK Telecom Co., Ltd.	29,816	4,352,157
Total South Korea		27,362,190

	Shares	Value
THAILAND: 7.6%
Thai Beverage Public Co., Ltd.	36,413,000	$6,349,939
Siam Makro Public Co., Ltd.	1,830,000	4,797,215
Major Cineplex Group Public Co., Ltd.	18,600,900	4,756,277
Land & Houses Public Co., Ltd. NVDR	23,358,200	4,397,885
Thai Tap Water Supply Public Co., Ltd.	31,646,200	4,241,530
Total Thailand		24,542,846
SINGAPORE: 4.7%
Venture Corp., Ltd.	767,000	4,811,615
CapitaRetail China Trust, REIT	5,229,000	4,731,477
Parkway Life REIT	4,695,868	4,059,137
CapitaLand, Ltd.	555,000	1,646,442
Total Singapore		15,248,671
INDONESIA: 4.7%
PT Ramayana Lestari Sentosa	102,013,000	6,617,919
PT Telekomunikasi Indonesia	4,466,000	4,445,573
PT Telekomunikasi Indonesia ADR	102,900	4,110,855
Total Indonesia		15,174,347
MALAYSIA: 4.5%
Top Glove Corp. BHD	2,445,700	7,179,510
Astro All Asia Networks PLC	5,570,000	4,863,061
Media Prima BHD	4,931,200	2,398,642
Total Malaysia		14,441,213
AUSTRALIA: 3.3%
Billabong International, Ltd.	561,631	5,495,107
Coca-Cola Amatil, Ltd.	499,730	5,152,470
Total Australia		10,647,577
PHILIPPINES: 2.9%
Globe Telecom, Inc.	481,940	9,477,972
Total Philippines		9,477,972
UNITED KINGDOM: 2.4%
HSBC Holdings PLC ADR	86,691	4,949,189
HSBC Holdings PLC	256,133	2,913,497
Total United Kingdom		7,862,686
TOTAL COMMON EQUITIES		301,236,487
(Cost $245,829,753)

WARRANTS: 0.0%

MALAYSIA: 0.0%
Media Prima BHD, expires 12/31/14	140,891	0
Total Malaysia		0
TOTAL WARRANTS		0
(Cost $0)

matthewsasia.com | 800.789.ASIA 13

Matthews Asia Dividend Fund  December 31, 2009

Schedule of Investmentsa (continued)

INTERNATIONAL BONDS: 2.6%

	Face Amount		Value
SINGAPORE: 1.5%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/2018	SGD	3,500,000	$2,469,570
CapitaCommerical Trust, Cnv. 2.000%, 05/06/2013	SGD	3,000,000	2,207,531
Total Singapore			4,677,101
JAPAN: 1.1%
ORIX Corp., Cnv. 1.000%, 03/31/2014	JPY	310,000,000	3,648,870
Total Japan			3,648,870
TOTAL INTERNATIONAL BONDS			8,325,971
(Cost $6,992,644)
TOTAL INVESTMENTS: 96.1%			309,562,458
(Cost $252,822,397b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.9%			12,440,888
NET ASSETS: 100.0%			$322,003,346

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Cost for Federal income tax purposes is $258,755,555 and net unrealized appreciation consists of:

Gross unrealized appreciation	$61,198,758
Gross unrealized depreciation	(10,391,855)
Net unrealized appreciation	$50,806,903

ADR  American Depositary Receipt

BHD  Berhad

JPY  Japanese Yen

Cnv.  Convertible

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

14 MATTHEWS ASIA FUNDS

ASIA GROWTH AND
INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen

Lead Manager

Richard Gao

Co-Manager

FUND FACTS

Ticker	MCDFX
Inception Date	11/30/09
Assets	$7.1 million
NAV	$10.18
Total # of Positions	34

Fiscal Year 2009 Ratios

Portfolio Turnover	0.00%[1]
Gross Expense Ratio	10.05%
After Fee Waiver, Reimbursement and Recoupment	1.50%[2]

Benchmarks

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China Includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Dividend Fund. Please see page 89 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Dividend Fund

Portfolio Manager Commentary

The Matthews China Dividend Fund was launched on November 30, 2009. For the month ending December 31, 2009, the Fund gained 1.80%, while its benchmark, the MSCI China Index, rose 0.46%.

The deepening of the Chinese equity market, and the expanding universe of the country's dividend-paying companies, made it possible for Matthews to pursue a scalable dividend investing strategy in China across a variety of industries. The Matthews China Dividend Fund seeks to generate total return with an emphasis on providing current income by focusing on the significant and fast-growing number of dividend-paying companies in China. It leverages both our experience of investing in Chinese companies gained through our long track record in China as well as the dividend-focused stock selection process of the Matthews Asia Dividend Fund.

While often overlooked, dividends are an essential component of total shareholder return for long-term investors in China. Since the inception of the MSCI China Index in December 1998, approximately 38% of its total return has been derived from reinvested dividends. Even though the universe of dividend paying companies in Asia Pacific, in general, has expanded significantly over the past decade, the growth in Chinese dividend payments stands out. Aggregate dividend payments grew from close to US$8 billion in 1998 to US$73 billion by 2008. Importantly, US$57 billion of the total dividend payment in 2008 was accounted for by companies that had their initial public offering (IPO) after 1998. These IPOs were often by large-capitalization, state-owned enterprises (SOEs). While these companies still exhibit earnings growth, they are "mature" in the sense they have the business scale and financial strength to provide for dividend payment right out of the gate. This is unlike IPOs in the U.S., which in general are of smaller companies in need of capital for business expansion, and for which dividends are but a distant goal.

The investment universe of dividend payers has also deepened with the overall growth of Chinese dividend payments, allowing dividend-focused investors greater diversification potential. The financial services sector (banks, insurance and real estate) paid the most in absolute terms—approximately US$33 billion (or 45% of total payouts). Energy stocks paid out a combined total of US$14 billion (about 19% of payouts) and telecommunication services paid approximately US$9 billion (12% of payouts). It is important to note that all sectors except health care now offer sizeable dividend payments. By market capitalization, as of August 2009, the majority, or 84%, of dividend payments in China were by large-cap companies. An estimated 12% came from mid-cap companies and 4% from small-cap firms.

Similar to our Matthews Asia Dividend Fund, the Matthews China Dividend Fund seeks to invest in companies that we believe offer an attractive combination of current dividend yield and growth in dividends. Our process begins by screening companies for their ability to pay dividends, and researching their competitive advantages to assess the sustainability of cash flows, profit margins and long-term dividend payments. Company visits and meetings with management are essential to our process. These meetings give us better insight into a company's business model as well as management's thoughts about capital allocation—particularly as they pertain to dividends. In constructing our portfolio, we consider valuation and diversification. We assess whether a company's current price is attractive given both the current as well as the future yield based on our projections regarding dividend growth. We also consider whether

(continued)

matthewsasia.com | 800.789.ASIA 15

PERFORMANCE AS OF DECEMBER 31, 2009

Actual Return, Not Annualized
Inception 11/30/09
Matthews China Dividend Fund	1.80%
MSCI China Index[3]	0.46%
Lipper China Funds Category Average[4]	2.16%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	5.2%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.7%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	4.0%
Television Broadcasts, Ltd.	Consumer Discretionary	3.9%
Hang Seng Bank, Ltd.	Financials	3.9%
Guangdong Investment, Ltd.	Utilities	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.8%
HSBC Holdings PLC	Financials	3.8%
Jiangsu Expressway Co., Ltd.	Industrials	3.7%
CapitaRetail China Trust, REIT	Financials	3.7%
% OF ASSETS IN TOP TEN		40.5%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

the company is a better holding compared to current portfolio holdings or whether it will improve the portfolio's overall diversification.

The rationale for launching an additional China-focused fund was based on the premise that when investing in China, strategy matters depending on the investor's risk/return profile. Furthermore, China's equity markets now allow investors to pursue various strategies within the same geographic region, just as they would in the U.S. The Fund's distinct focus on yield and dividend growth is likely to result in a relatively high allocation to conservative business models, such as the utilities and telecommunication sectors, which exhibit strong balance sheets and stable cash flows. That said, as the Fund seeks dividend growth, its allocation to smaller-cap companies will likely be higher relative to the benchmark, as well as higher than that of our growth-oriented Matthews China Fund. These companies, while often exhibiting strong growth potential, also come with greater share price volatility. Investors should expect the Fund to have the higher volatility associated with a single-country or small company fund.

Dividend yields in China and Hong Kong have compressed throughout 2009 as a result of positive stock market gains. However, Chinese equities continue to offer attractive opportunities to dividend-focused investors given their yield and dividend growth potential. We believe that companies in China offer an attractive combination of current yield, dividend growth and diversification for long-term investors.

SECTOR ALLOCATION (%)

Financials	19.6
Utilities	15.1
Telecommunication Services	12.1
Consumer Discretionary	11.7
Information Technology	11.1
Industrials	8.6
Energy	6.7
Health Care	5.6
Consumer Staples	4.5
Cash and Other Assets, Less Liabilities	5.0

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	49.7
Mid Cap ($1B-$5B)	25.9
Small Cap (Under $1B)	19.4
Cash and Other Assets, Less Liabilities	5.0

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 95.0%

	Shares	Value
FINANCIALS: 19.6%
Commercial Banks: 7.7%
Hang Seng Bank, Ltd.	18,900	$278,056
HSBC Holdings PLC ADR	4,700	268,323
		546,379
Real Estate Management & Development: 5.3%
Hang Lung Properties, Ltd.	53,000	207,779
Swire Pacific, Ltd. A Shares	14,000	169,307
		377,086
Real Estate Investment Trusts: 3.7%
CapitaRetail China Trust, REIT	293,000	265,122
Capital Markets: 2.1%
Yuanta Financial Holding Co., Ltd.	207,000	151,462
Insurance: 0.8%
China Pacific Insurance Group Co., Ltd. H Shares[b]	15,000	59,780
Total Financials		1,399,829
UTILITIES: 15.1%
Electric Utilities: 8.4%
Cheung Kong Infrastructure Holdings, Ltd.	89,000	338,439
CLP Holdings, Ltd.	38,000	257,168
		595,607
Water Utilities: 3.8%
Guangdong Investment, Ltd.	466,000	270,800
Gas Utilities: 2.9%
Hong Kong & China Gas Co., Ltd.	82,000	205,668
Total Utilities		1,072,075
TELECOMMUNICATION SERVICES: 12.1%
Diversified Telecommunication Services: 6.9%
Chunghwa Telecom Co., Ltd. ADR	15,400	285,978
China Communications Services Corp., Ltd. H Shares	428,000	209,505
		495,483
Wireless Telecommunication Services: 5.2%
China Mobile, Ltd. ADR	7,930	368,190
Total Telecommunication Services		863,673

	Shares	Value
CONSUMER DISCRETIONARY: 11.7%
Media: 3.9%
Television Broadcasts, Ltd.	58,000	$278,655
Hotels, Restaurants & Leisure: 3.2%
Café de Coral Holdings, Ltd.	98,000	223,817
Textiles, Apparel & Luxury Goods: 2.1%
Shenzhou International Group Holdings, Ltd.	116,000	151,060
Auto Components: 1.9%
Xinyi Glass Holdings Co., Ltd.	148,000	133,386
Multiline Retail: 0.6%
PCD Stores, Ltd.[b]	114,100	44,295
Total Consumer Discretionary		831,213
INFORMATION TECHNOLOGY: 11.1%
Software: 4.8%
Kingsoft Corp., Ltd.	214,000	175,982
CyberLink Corp.	40,000	170,542
		346,524
Semiconductors & Semiconductor Equipment: 4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	134,000	270,074
ASM Pacific Technology, Ltd.	7,400	69,964
		340,038
Electronic Equipment & Instruments: 1.5%
Digital China Holdings, Ltd.	80,000	106,502
Total Information Technology		793,064
INDUSTRIALS: 8.6%
Transportation Infrastructure: 6.6%
Jiangsu Expressway Co., Ltd. H Shares	300,000	266,693
China Merchants Holdings International Co., Ltd.	64,000	206,460
		473,153
Electrical Equipment: 2.0%
Hangzhou Steam Turbine Co., Ltd. B Shares	63,800	142,317
Total Industrials		615,470
ENERGY: 6.7%
Oil, Gas & Consumable Fuels: 6.7%
China Petroleum & Chemical Corp. ADR	2,040	179,663
CNOOC, Ltd. ADR	1,150	178,767
China Shenhua Energy Co., Ltd. H Shares	24,500	118,931
Total Energy		477,361

18 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
HEALTH CARE: 5.6%
Health Care Equipment & Supplies: 3.3%
St. Shine Optical Co., Ltd.	39,000	$232,796
Pharmaceuticals: 2.3%
United Laboratories, Ltd. (The)	318,000	167,981
Total Health Care		400,777
CONSUMER STAPLES: 4.5%
Food Products: 3.2%
Vitasoy International Holdings, Ltd.	330,000	230,406
Beverages: 1.3%
Yantai Changyu Pioneer Wine Co. B Shares	10,327	91,504
Total Consumer Staples		321,910
TOTAL INVESTMENTS: 95.0%		6,775,372
(Cost $6,661,391c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 5.0%		359,086
NET ASSETS: 100.0%		$7,134,458

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $6,664,469 and net unrealized appreciation consists of:

Gross unrealized appreciation	$158,951
Gross unrealized depreciation	(48,048)
Net unrealized appreciation	$110,903

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 19

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$227.7 million
NAV	$14.29
Total # of Positions	60

Fiscal Year 2009 Ratios

Portfolio Turnover	58.10%[1]
Gross Expense Ratio	1.28%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Asia Pacific Fund gained 44.82%, while its benchmark, the MSCI All Country Asia Pacific Index rose 37.86%. For the fourth quarter, the Fund returned 5.87%, compared to a 2.31% rise for the benchmark.

Consumer discretionary stocks were the main drivers of performance, specifically auto-related companies. Our decision early in the year to increase holdings in cyclical sectors, such as autos and real estate, served the Fund well. In addition, our increased exposure to China, Korea and Taiwan also benefited the Fund throughout the year. As we have previously reported, we repositioned the portfolio at the end of 2008 to be concentrated in fewer holdings. This shift contributed to Fund performance in 2009.

2009 was a good year to be invested in China despite concerns about the pace of the country's GDP growth. In addition, India's market received a boost from the landslide victory of the Indian National Congress in its general elections. Asian markets were buoyed by these two economies, indicating the interconnectedness of countries in the region. Exchange rates played a significant role in market movements this year: the Korean won remained weak from the end of 2008 through the first half of 2009, relative to both the U.S. dollar and the yen, providing Korean manufacturers a competitive advantage against their Japanese peers. Chinese manufacturers were able to maintain cost advantages as China's yuan remained unchanged against the falling U.S. dollar.

Though we generally minimize exposure to cyclical sectors, the portfolio sought to capture some of the secular growth taking place in markets like China, India and Indonesia, particularly via increasing auto sales. We seek to identify companies that will provide the best exposure to Asia's growing auto industry. One holding is Hyundai Motor, a Korean manufacturer with significant sales in China and India. Another is China's Dongfeng Motor Group. The company is the main joint venture partner with Japan's Nissan Motor and Honda Motor, and manufactures Japanese cars and trucks for the Chinese market. The Fund also holds Astra International, an Indonesian conglomerate with an automotive arm. The firm has a dominant market share in the domestic sale of Japanese cars and trucks in Indonesia.

Among the Fund's worst performers during the year were Japanese financial stocks, though the portfolio minimized exposure to the sector in Japan. Specifically, the investment bank GCA Savvian Group and financial services group ORIX were down for the year due to the global credit crunch that persisted throughout the year and the ongoing weakness of Japan's economy. Holdings in the consumer staples sector also detracted from Fund performance, partly due to their defensive nature and partly because of their outperformance in 2008. Japan's Unicharm Petcare was one such company that did not perform as well in 2009 as it had in previous years. However, it remains a Fund holding as the company still boasts high margins and very strong returns on investment.

Despite the fact that Japan's economy remains weak, we believe Japanese stocks are still undervalued and we continue to find compelling investment opportunities on a company-by-company basis, especially Japanese companies that are capitalizing on growth within Asia.

We continue to seek investment opportunities that are poised to benefit from the region's continuing integration. A core holding of the Fund, Tingyi Holding, is quickly becoming one of the better-known Chinese food and beverage companies in the region. The firm is worth highlighting as it is not only a solid

(continued)

20 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Month	1 Year	3 Year	5 Year	Inception 10/31/03
Matthews Asia Pacific Fund	5.87%	44.82%	0.46%	7.18%	9.86%
MSCI AC Asia Pacific Index[3]	2.31%	37.86%	-2.65%	5.94%	8.51%
Lipper Pacific Regions Fund Category Average[4]	3.84%	38.40%	-3.49%	6.23%	8.34%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Ctrip.com International, Ltd.	China/Hong Kong	3.8%
Sysmex Corp.	Japan	3.1%
Softbank Corp.	Japan	3.0%
The Japan Steel Works, Ltd.	Japan	3.0%
CSL Australia, Ltd.	Australia	3.0%
PT Astra International	Indonesia	2.7%
Tingyi (Cayman Islands) Holding Corp.	China/Hong Kong	2.6%
HDFC Bank, Ltd.	India	2.5%
PT Bank Rakyat Indonesia	Indonesia	2.3%
China Life Insurance Co., Ltd.	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN		28.3%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 21

COUNTRY ALLOCATION (%)

Japan	31.5
China/Hong Kong	27.5
India	7.1
Indonesia	6.7
Taiwan	6.2
Australia	6.1
South Korea	5.4
Thailand	3.4
Singapore	3.2
Malaysia	1.4
New Zealand	0.6
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)

Financials	28.9
Consumer Discretionary	18.6
Information Technology	11.0
Industrials	10.2
Consumer Staples	10.0
Health Care	9.3
Telecommunication Services	7.9
Energy	2.2
Materials	1.0
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	55.4
Mid Cap ($1B-$5B)	28.5
Small Cap (Under $1B)	15.2
Cash and Other Assets, Less Liabilities	0.9

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund

Portfolio Manager Commentary (continued)

company, but also exemplifies the type of business we seek. Though Tingyi is classified as a Chinese company, listed in Hong Kong, and serves the Chinese market, it is quintessentially Asian from our perspective. Built around a superb management team of both Taiwanese and Japanese executives, the company utilizes the most advanced technology and know-how from all over the world for its two main businesses—instant noodles and packaged beverages. Both businesses are partnered with Japanese firms—privately held Sanyo Foods for its noodle products and Asahi Breweries for Tingyi's beverage arm. This seems to be a mutually beneficial strategy for all companies involved. Notably, Tingyi's market capitalization has grown from US$5.5 billion at the beginning of 2007 to US$13 billion at the end of 2009. In addition, it is one of the few consumer staples companies to do well last year in what was a poorly performing sector.

Though we remain strongly convinced of Asia's long-term growth prospects, the market may pay more attention to changes in the cost of capital in 2010 as we expect these costs to increase over the medium term. We will closely monitor the basic policy rates of each central bank in the region. Both fixed costs, such as labor, and the variable cost of materials may also rise due to potential inflationary pressures. We expect there to be an increased focus on earnings announcements as earnings growth is likely to be the ultimate test for some of stocks that have seen valuations soar in 2009.

22 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 97.6%

	Shares	Value
JAPAN: 31.5%
Sysmex Corp.	134,700	$7,043,061
Softbank Corp.	296,100	6,941,393
The Japan Steel Works, Ltd.	537,000	6,847,326
Pigeon Corp.	121,500	4,757,598
ORIX Corp.	67,690	4,608,624
Nintendo Co., Ltd.	19,100	4,561,787
Benesse Holding, Inc.	100,900	4,218,729
Komatsu, Ltd.	188,900	3,954,465
Asahi Breweries, Ltd.	213,100	3,924,734
Fanuc, Ltd.	41,900	3,905,164
MID REIT, Inc.	1,832	3,878,477
Monex Group, Inc.	9,218	3,156,628
Keyence Corp.	14,930	3,098,626
Unicharm Petcare Corp.	100,400	3,066,690
Mori Trust Sogo REIT, Inc.	364	2,930,733
FamilyMart Co., Ltd.	88,100	2,600,852
Mitsubishi UFJ Financial Group, Inc. ADR	216,100	1,063,212
GCA Savvian Group Corp.	991	1,053,133
Total Japan		71,611,232
CHINA/HONG KONG: 27.5%
Ctrip.com International, Ltd. ADR[b]	119,200	8,565,712
Tingyi (Cayman Islands) Holding Corp.	2,370,000	5,864,562
China Life Insurance Co., Ltd. H Shares	1,049,000	5,133,044
China Merchants Bank Co., Ltd. H Shares	1,594,450	4,148,602
China Vanke Co., Ltd. B Shares	3,319,787	4,148,181
Hong Kong Exchanges and Clearing, Ltd.	228,900	4,072,680
Shangri-La Asia, Ltd.	2,096,000	3,927,031
Hang Lung Group, Ltd.	782,000	3,867,397
Dongfeng Motor Group Co., Ltd. H Shares	2,460,000	3,512,796
China Mobile, Ltd.	375,000	3,489,191
Kingdee International Software Group Co., Ltd.	14,118,000	3,143,920
Shanda Games, Ltd. ADR[b]	282,800	2,881,732
Dairy Farm International Holdings, Ltd.	477,354	2,850,997
China South Locomotive and Rolling Stock Corp. H Shares	3,334,900	2,435,371
Sany Heavy Equipment International Holdings Co., Ltd.[b]	1,456,000	1,842,206
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	504,000	1,679,691
New Oriental Education & Technology Group, Inc. ADR[b]	14,100	1,066,101
Total China/Hong Kong		62,629,214
INDIA: 7.1%
HDFC Bank, Ltd.	126,958	4,626,023
Jain Irrigation Systems, Ltd.	231,623	4,322,487
Bharti Airtel, Ltd.	479,493	3,387,986
Sun Pharmaceutical Industries, Ltd.	83,845	2,710,402
HDFC Bank, Ltd. ADR	9,000	1,170,720
Total India		16,217,618

	Shares	Value
INDONESIA: 6.7%
PT Astra International	1,667,500	$6,130,388
PT Bank Rakyat Indonesia	6,401,500	5,145,099
PT Telekomunikasi Indonesia	4,104,500	4,085,727
Total Indonesia		15,361,214
TAIWAN: 6.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,301,585	4,638,786
Richtek Technology Corp.	343,350	3,498,219
St. Shine Optical Co., Ltd.	533,000	3,181,552
Polaris Securities Co., Ltd.[b]	4,888,000	2,897,013
Total Taiwan		14,215,570
AUSTRALIA: 6.1%
CSL Australia, Ltd.	231,715	6,738,136
Oil Search, Ltd.	899,999	4,934,477
BHP Billiton, Ltd.	57,562	2,202,704
Total Australia		13,875,317
SOUTH KOREA: 3.9%
Kiwoom Securities Co., Ltd.	89,246	3,210,473
NHN Corp.[b]	18,752	3,099,292
LG Electronics, Inc.	23,758	2,476,729
Total South Korea		8,786,494
THAILAND: 3.4%
Major Cineplex Group Public Co., Ltd.	17,056,000	4,361,244
Siam Commercial Bank Public Co., Ltd.	1,264,400	3,290,355
Total Thailand		7,651,599
SINGAPORE: 3.2%
CapitaCommerical Trust, REIT	5,456,000	4,518,066
Keppel Land, Ltd.	1,074,000	2,653,982
Total Singapore		7,172,048
MALAYSIA: 1.4%
Parkson Holdings BHD	2,107,264	3,261,121
Total Malaysia		3,261,121
NEW ZEALAND: 0.6%
Fisher & Paykel Appliances Holdings, Ltd. H Shares[b]	3,414,628	1,432,682
Total New Zealand		1,432,682
TOTAL COMMON EQUITIES		222,214,109
(Cost $164,830,756)

matthewsasia.com | 800.789.ASIA 23

Matthews Asia Pacific Fund  December 31, 2009

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 1.5%

	Shares	Value
SOUTH KOREA: 1.5%
Hyundai Motor Co., Ltd. Pfd.	96,520	$3,466,214
Total South Korea		3,466,214
TOTAL PREFERRED EQUITIES		3,466,214
(Cost $1,069,680)
TOTAL INVESTMENTS: 99.1%		225,680,323
(Cost $165,900,436c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,970,193
NET ASSETS: 100.0%		$227,650,516

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $168,900,856 and net unrealized appreciation consists of:

Gross unrealized appreciation	$65,863,174
Gross unrealized depreciation	(9,083,707)
Net unrealized appreciation	$56,779,467

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

24 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$3.6 billion
NAV	$19.23
Total # of Positions	76

Fiscal Year 2009 Ratios

Portfolio Turnover	13.22%[1]
Gross Expense Ratio	1.13%[2]

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Pacific Tiger Fund gained 75.37%, while its benchmark, the MSCI All Country Asia ex Japan Index, increased by 72.53%. More than half of these gains were recorded in the second quarter underscoring the virtues of staying fully invested through some of the worst periods in the history of Asia ex-Japan's equity market. The outperformance relative to the benchmark was driven by consumer stocks in China and Indonesia, while the portfolio's underweight in energy and materials stocks hurt relative performance.

The consumer in Asia, particularly in China, continues to be a driver of the region's growth. The Fund's primary emphasis is on investing in companies that benefit from spending related to the consumption of staples such as food items and personal care—areas we added to in 2009. We remain convinced of the secular growth that is underpinned by a rise in household income and believe it will continue for several years. If anything, the recent crisis has highlighted the breadth and depth of the Chinese economy: even as some of China's coastal and southern cities were experiencing slow to negative growth, western areas of the country and its other smaller cities registered sustained momentum helped by government programs. These cities saw a rise in prices of food commodities over the last few years and better availability of credit. As we enter 2010, we remain focused on leveraging opportunities arising from the advancement of social infrastructure programs needed to spur domestic consumption across the region, most notably in China.

In the face of one of the worst crises to hit the global economy, Asian consumers, particularly in China, India and Indonesia, demonstrated their strength and resilience. The portfolio's automotive holdings in China and Indonesia were up significantly as the year progressed, benefiting from government subsidy programs, growing consumer income and a low interest rate environment. During the year, China eclipsed the U.S. as the world's largest market for auto sales—this news sparked a sharp recovery in Dongfeng Motor Group. This outcome is in stark contrast to the severe decline the stock suffered in 2008 when it was being priced for value destruction. After Dongfeng's outperformance last year, valuations are pricing in some fairly high growth expectations for the company. While we believe Dongfeng's business model and management team are key drivers of shareholder value creation, we do not intend to overpay for the company's earnings or production capacity.

The Fund's financial holdings were positive contributors for the year, due primarily to a sharp recovery in real estate stocks. Beyond the ongoing demand for residential housing in economies such as China and India, some important structural reforms took place that may benefit commercial property owners. In October, China amended legislation to allow insurance companies to invest a greater percentage of their assets in properties. Across the region, the risks associated with real estate stocks stem from monetary policies being pursued outside Asia. In particular, if the U.S. Federal Reserve persists with a loose monetary policy then the odds of an acceleration in overseas inflows to Asia's capital markets increases. This could then lead to overvaluation and asset prices that deviate from fundamentals. There is already some evidence, albeit spotty, of lofty prices being paid for residential real estate in Hong Kong and in some cities in China. For the most part, prices across a broader segment of cities in China and India are still rising in more controlled fashion. We remain alert to the risks of a "melt up" and continue to monitor the quality of the underlying assets within each of our investments.

(continued)

matthewsasia.com | 800.789.ASIA 25

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Pacific Tiger Fund	7.60%	75.37%	8.10%	14.50%	11.55%	9.13%
MSCI AC Asia ex Japan Index[3]	6.59%	72.53%	5.02%	13.79%	6.55%	3.62%[4]
MSCI AC Far East ex Japan Index[3]	6.46%	69.39%	4.79%	13.13%	5.92%	3.25%[4]
Lipper Pacific ex Japan Fund Category Average[5]	6.49%	71.34%	4.72%	13.05%	7.53%	5.22%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
LS Corp.	South Korea	2.6%
Hang Lung Group, Ltd.	China/Hong Kong	2.5%
Tencent Holdings, Ltd.	China/Hong Kong	2.4%
PT Bank Central Asia	Indonesia	2.4%
HDFC Bank, Ltd.	India	2.3%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.2%
PT Telekomunikasi Indonesia	Indonesia	2.2%
Swire Pacific, Ltd. A Shares	China/Hong Kong	2.2%
Ctrip.com International, Ltd.	China/Hong Kong	2.1%
Tingyi (Cayman Islands) Holding Corp.	China/Hong Kong	2.0%
% OF ASSETS IN TOP TEN		22.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

26 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

While we do not select stocks based on political outcomes, there were important political transitions in 2009, and a number of events that impacted stock performance in the region. Taiwan's relations with China are improving and there were some tangible developments in normalizing cross-strait trade and economic integration, including the first instance of a Chinese telecom company investing directly in Taiwan. Stronger capital links between the two economies should benefit both countries, including Taiwan's Yuanta Financial Holdings, a new Fund holding. Yuanta is also one of Taiwan's largest brokerage firms with a market share of around 12%—nearly double that of the second-largest player. The firm is trying to position itself to benefit from the opening of financial markets in China following progress on an Economic Cooperation and Framework Agreement between China and Taiwan in 2009. There may be setbacks and delays in cooperation between the two sides, but we take comfort in Yuanta's dominance in its home market.

Elsewhere, results from general elections in India and Indonesia in 2009 provided a boost to the equity markets in those countries, and may set the stage for a longer-term pick up in investment spending. Coupled with the domestically driven nature of both these economies, the election results sparked a sharp rally that lifted several different asset classes, local currencies being one of them. Indonesia's rupiah was one of the best-performing currencies in 2009, and bond yields there have also tightened sharply. Despite reasons to be optimistic about Indonesia, inflation remains among the risks, and it was not so long ago—the end of 2008—that the rupiah depreciated by almost 35% in a single month. Our holdings in Indonesia are, therefore, more defensively oriented.

At the start of the year, we argued that "sudden withdrawal of foreign investors can often lead to a dislocation between fundamentals and stock prices," and it seems that we have come full circle. In today's environment, the risk stems from investors rushing into Asia, attracted by enticing headlines and past performance. It is important to note that valuation levels are at or above historical averages. We remain committed to a discipline that searches for long-term growth but strives to avoid overvalued assets. This can be challenging when investors fixate on a particular country or sector over a short-term horizon. As we look ahead to the next decade, it seems clear that Asia is entering a period of somewhat more mature growth relative to its own history, but one that could be more profitable. In building the portfolio for the next decade, we believe that the best ideas may emanate from areas that are not obvious at present. We will continue to canvas all of Asia ex-Japan, including some of the region's smaller markets, for compelling long-term investment opportunities.

COUNTRY ALLOCATION (%)

China/Hong Kong	36.0
India	18.1
South Korea	16.1
Taiwan	8.1
Indonesia	6.1
Malaysia	4.6
Thailand	4.2
Singapore	3.6
Philippines	1.2
Vietnam	0.3
Cash and Other Assets, Less Liabilities	1.7

SECTOR ALLOCATION (%)

Financials	32.1
Consumer Discretionary	17.0
Information Technology	15.8
Consumer Staples	8.3
Health Care	7.4
Industrials	7.0
Telecommunication Services	4.9
Utilities	2.9
Materials	1.8
Energy	1.1
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	60.2
Mid Cap ($1B-$5B)	34.0
Small Cap (Under $1B)	4.1
Cash and Other Assets, Less Liabilities	1.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 27

Matthews Pacific Tiger Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 98.3%

	Shares	Value
CHINA/HONG KONG: 36.0%
Hang Lung Group, Ltd.	18,089,000	$89,459,512
Tencent Holdings, Ltd.	3,949,800	85,425,162
Swire Pacific, Ltd. A Shares	6,376,500	77,113,352
Ctrip.com International, Ltd. ADR[b]	1,033,975	74,301,443
Tingyi (Cayman Islands) Holding Corp.	29,096,000	71,998,021
Ping An Insurance (Group) Co. of China, Ltd. H Shares	7,866,000	68,396,173
Dongfeng Motor Group Co., Ltd. H Shares	44,440,000	63,458,800
Lenovo Group, Ltd.	99,568,000	61,704,537
China Mobile, Ltd. ADR	1,256,750	58,350,903
China Merchants Bank Co., Ltd. H Shares	22,182,350	57,716,287
Hengan International Group Co., Ltd.	7,171,000	53,095,833
Shangri-La Asia, Ltd.	28,326,000	53,071,121
China Vanke Co., Ltd. B Shares	41,875,296	52,324,531
China Resources Land, Ltd.	22,558,000	50,776,989
Hong Kong Exchanges and Clearing, Ltd.	2,839,500	50,521,514
China Resources Enterprise, Ltd.	13,700,000	49,770,479
Mindray Medical International, Ltd. ADR	1,324,297	44,920,154
NetEase.com, Inc. ADR[b]	1,177,350	44,280,134
Dairy Farm International Holdings, Ltd.	7,139,646	42,641,543
New Oriental Education & Technology Group, Inc. ADR[b]	539,400	40,784,034
NWS Holdings, Ltd.	15,032,636	27,590,421
Inspur International, Ltd.	180,000,000	25,589,349
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	11,949,117	19,863,645
Baidu, Inc. ADR[b]	42,000	17,271,660
Sinopharm Group Co., Ltd. H Shares[b]	1,256,400	4,420,622
Total China/Hong Kong		1,284,846,219
INDIA: 18.1%
HDFC Bank, Ltd.	1,997,184	72,772,246
Housing Development Finance Corp.	1,087,137	62,200,585
Tata Power Co., Ltd.	1,935,014	56,940,000
Sun Pharmaceutical Industries, Ltd.	1,665,363	53,835,094
Infosys Technologies, Ltd.	948,401	52,783,363
Unitech, Ltd.	27,649,406	48,621,587
Kotak Mahindra Bank, Ltd.	2,787,941	48,032,819
Bharti Airtel, Ltd.	5,563,480	39,310,253
Larsen & Toubro, Ltd.	1,069,599	38,509,989
Dabur India, Ltd.	10,030,888	34,049,028
Titan Industries, Ltd.	989,621	30,124,603
Glenmark Pharmaceuticals, Ltd.	4,529,022	26,756,814
Sintex Industries, Ltd.	4,505,656	26,467,976
Sun TV Network, Ltd.	3,402,590	24,920,788
Infosys Technologies, Ltd. ADR	219,611	12,137,900
ICICI Bank, Ltd. ADR	226,800	8,552,628
HDFC Bank, Ltd. ADR	63,900	8,312,112
Total India		644,327,785

	Shares	Value
SOUTH KOREA: 16.1%
LS Corp.	943,281	$93,830,152
Hyundai Mobis	485,000	71,071,508
POSCO	123,000	64,866,694
NHN Corp.[b]	379,802	62,772,892
Amorepacific Corp.	65,152	52,257,005
Cheil Worldwide, Inc.	177,154	47,976,350
Yuhan Corp.	289,321	44,225,229
MegaStudy Co., Ltd.	193,231	39,721,848
Hana Financial Group	1,057,923	29,901,462
Hyundai Development Co.	776,952	25,158,015
Samsung Securities Co., Ltd.	426,989	23,115,823
S1 Corp.	427,918	17,788,975
Total South Korea		572,685,953
TAIWAN: 8.1%
Hon Hai Precision Industry Co., Ltd.	17,104,492	79,991,826
Taiwan Semiconductor Manufacturing Co., Ltd.	33,587,513	67,694,775
Yuanta Financial Holding Co., Ltd.	77,500,000	56,706,681
Synnex Technology International Corp.	26,039,200	56,238,466
President Chain Store Corp.	12,442,608	29,556,523
Total Taiwan		290,188,271
INDONESIA: 6.1%
PT Bank Central Asia	166,625,000	85,289,819
PT Telekomunikasi Indonesia	67,960,500	67,649,661
PT Astra International	14,665,230	53,915,173
PT Telekomunikasi Indonesia ADR	275,700	11,014,215
Total Indonesia		217,868,868
MALAYSIA: 4.6%
Genting BHD	24,807,700	52,877,192
KNM Group BHD	172,000,000	38,320,435
Top Glove Corp. BHD	12,587,980	36,952,828
Public Bank BHD	10,679,337	35,213,623
Total Malaysia		163,364,078
THAILAND: 4.2%
Bank of Ayudhya Public Co., Ltd. NVDR	83,968,600	56,757,590
Land & Houses Public Co., Ltd.	224,719,500	44,811,948
Central Pattana Public Co., Ltd.	43,346,100	26,395,259
Land & Houses Public Co., Ltd. NVDR	122,450,000	23,054,902
Total Thailand		151,019,699
SINGAPORE: 3.6%
Parkway Holdings, Ltd.[b]	26,194,540	54,136,414
Hyflux, Ltd.	17,990,187	45,123,617
Keppel Land, Ltd.	11,762,000	29,065,306
Total Singapore		128,325,337
PHILIPPINES: 1.2%
SM Prime Holdings, Inc.	198,519,117	41,809,827
Total Philippines		41,809,827

28 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 0.3%
Vietnam Dairy Products JSC	3,288,630	$11,529,173
Total Vietnam		11,529,173
TOTAL INVESTMENTS: 98.3%		3,505,965,210
(Cost $2,590,562,912c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		59,779,801
NET ASSETS: 100.0%		$3,565,745,011

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $2,612,311,977 and net unrealized appreciation consists of:

Gross unrealized appreciation	$967,023,598
Gross unrealized depreciation	(73,370,365)
Net unrealized appreciation	$893,653,233

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 29

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$2.6 billion
NAV	$25.50
Total # of Positions	65

Fiscal Year 2009 Ratios

Portfolio Turnover	5.28%[1]
Gross Expense Ratio	1.21%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews China Fund gained 78.30%, outperforming its benchmark, the MSCI China Index, which rose 62.63%. Strong momentum for Chinese equities continued in the fourth quarter, with the Fund advancing 11.89%, versus the benchmark gain of 9.56%.

After performing poorly in 2008 amid the widespread global financial crisis, Chinese stocks staged a robust comeback in 2009, and China demonstrated that its economy can be driven by internal growth, rather than relying on exports. Although official numbers have yet to be released, China should be able to achieve its goal of maintaining GDP growth of 8% for the year. Fixed-asset investments and consumption were key drivers of China's growth; however, the traditionally important export sector became a drag on growth. China's US$590 billion stimulus program played a key role in boosting the economy through various areas of infrastructure, and the purchasing power of Chinese consumers that was triggered by the program was quite impressive. Domestic demand in areas ranging from automotives to luxury goods, electronic appliances and real estate recovered rapidly during the year.

China's increasing internal growth bodes well for the Fund, which has long held overweight positions in the country's consumer-related sectors in anticipation of growing domestic consumption. This year, the strategy was particularly rewarding. The Fund's holdings in the consumer discretionary, consumer staples, information technology and financials sectors contributed the majority of the portfolio's gains.

One investment criteria for the Fund's domestic-oriented holdings is that they are either a leader in their industry or have the potential to be a leader with impressive brand recognition. Although the Chinese consumer sector offers strong growth potential, it is also very competitive and, in many cases, fragmented. Only industry leaders with strong branding are most likely to survive. One of the Fund's holdings, Ports Design, has become one of China's most recognized high-end fashion brands. Originally a lesser-known Canadian manufacturer of women's and men's clothing and accessories, Ports Design entered the Chinese market in the early 1990s. The company hired top international designers—based overseas—imported all its raw materials from Europe and positioned itself as a luxury brand. The company manufactures all its products in China with a high level of quality control. As an early entrant to the country, the firm gradually built up its brand name through advertising placements, sponsorships and store openings in prime locations in major Chinese cities. Today, Ports Design enjoys a high profit margin and exemplifies the rewards to shareholders of successful brand building.

In the financial sector, China took some noteworthy steps during the year to further open its capital markets to both domestic and foreign investors. A NASDAQ-style exchange for start-ups was launched in Shenzhen, opening up a new source of funding for entrepreneurs. China is also actively preparing to create an international exchange that would enable foreign companies to be listed domestically in the country. Meanwhile, China continues to be one of the most active places for initial public offerings (IPOs), providing investors more opportunities with its expanding stock market universe. A total of US$55 billion was raised through Chinese IPOs on both domestic and overseas markets during the year and the Fund participated in several of them.

An IPO we invested in was Sinopharm Group. For years, the Fund has sought investments in China's growing health care industry—a sector in which it can

(continued)

30 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 2/19/98
Matthews China Fund	11.89%	78.30%	15.70%	22.23%	17.18%	13.53%
MSCI China Index[3]	9.56%	62.63%	9.96%	23.83%	9.72%	4.14%[4]
Lipper China Funds Category Average[4]	9.82%	69.27%	7.38%	16.01%	10.22%	10.09%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.4%
ZTE Corp.	Information Technology	3.1%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	3.0%
Tencent Holdings, Ltd.	Information Technology	2.5%
China Life Insurance Co., Ltd.	Financials	2.5%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.5%
China Resources Enterprise, Ltd.	Consumer Discretionary	2.5%
China Mobile, Ltd.	Telecommunication Services	2.4%
China Merchants Holdings International Co., Ltd.	Industrials	2.3%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.3%
% OF ASSETS IN TOP TEN		26.5%

CHINA EXPOSURE7

SAR (Hong Kong)	40.1%
H Share	33.8%
China-affiliated Corporations	15.4%
Overseas Listed	7.5%
B Share	1.5%
Cash and Other Assets, Less Liabilities	1.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

matthewsasia.com | 800.789.ASIA 31

SECTOR ALLOCATION (%)

Consumer Discretionary	25.2
Financials	19.2
Information Technology	12.6
Industrials	12.0
Consumer Staples	11.2
Energy	6.3
Utilities	5.7
Telecommunication Services	3.5
Health Care	1.9
Materials	0.7
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	65.6
Mid Cap ($1B-$5B)	30.1
Small Cap (Under $1B)	2.6
Cash and Other Assets, Less Liabilities	1.7

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

be difficult to find solid companies. The public offering this year of Sinopharm Group—China's largest pharmaceutical distributor with a total market share of about 11%—caught our attention. We were impressed by the company's strong domestic distribution networks and successful track record of acquisitions. We continue to look for other leaders in the health care industry to add to the portfolio.

While the Fund's main focus is growth, we are also cautious about valuations and strive to ensure that we are not overpaying for this growth. The Fund became more aggressive in building its consumer and financial holdings; in particular, we took advantage of a sell-off in the stock market in late 2008 and early 2009 to add to property-related companies. Toward the end of 2009, after our consumer holdings posted strong gains, we started to trim some of these positions and switched our focus to companies in industries such as telecommunications and infrastructure. Valuations in these lagging industries are relatively cheap while growth prospects remain intact. We also started to build positions in companies that we believe should benefit from the global economic recovery, including Li & Fung, a global apparel supply chain manager, and China Merchants Holdings International, a conglomerate that operates container and cargo terminals, port transportation and container manufacturing.

As we enter 2010, the Chinese central bank raised its reserve ratio by 50 basis points (0.50%) for the first time since June 2008, sending a clear signal about government concerns over inflation and an overheating economy. China's economy expanded 8.9% in the third quarter of 2009, even as the bank lending that drove its recovery slowed. While economic growth continues to accelerate, China seems to be keenly aware of the negative side effects of excessive financial liquidity that has mostly resulted from its earlier stimulus program. We believe that the central bank will continue to fine tune its expansionary policy and seek moderate loan growth while managing inflation. Drastic tightening measures are not expected to occur in the near term as policymakers have reaffirmed a moderately loose monetary policy.

32 MATTHEWS ASIA FUNDS

Matthews China Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: CHINA/HONG KONG: 98.3%

	Shares	Value
CONSUMER DISCRETIONARY: 25.2%
Distributors: 4.7%
China Resources Enterprise, Ltd.	17,332,000	$62,965,106
Li & Fung, Ltd.	13,929,200	57,589,402
		120,554,508
Hotels, Restaurants & Leisure: 4.7%
Ctrip.com International, Ltd. ADR[b]	713,600	51,279,296
Café de Coral Holdings, Ltd.	16,808,100	38,387,141
Shangri-La Asia, Ltd.	16,033,600	30,040,286
		119,706,723
Multiline Retail: 4.1%
Golden Eagle Retail Group, Ltd.	31,096,000	63,075,289
Parkson Retail Group, Ltd.	23,947,500	42,140,715
		105,216,004
Textiles, Apparel & Luxury Goods: 4.1%
Li Ning Co., Ltd.	13,332,500	50,554,373
Ports Design, Ltd.	13,438,500	41,433,944
Glorious Sun Enterprises, Ltd.	33,994,000	12,642,082
		104,630,399
Automobiles: 3.4%
Dongfeng Motor Group Co., Ltd. H Shares	60,878,000	86,931,702
Specialty Retail: 2.0%
Belle International Holdings, Ltd.	44,930,000	52,050,113
Diversified Consumer Services: 1.4%
New Oriental Education & Technology Group, Inc. ADR[b]	484,100	36,602,801
Media: 0.8%
Television Broadcasts, Ltd.	2,542,000	12,212,783
AirMedia Group, Inc. ADR[b]	1,021,400	7,670,714
		19,883,497
Total Consumer Discretionary		645,575,747
FINANCIALS: 19.2%
Real Estate Management & Development: 6.4%
Swire Pacific, Ltd. A Shares	4,163,000	50,344,685
Hang Lung Group, Ltd.	8,856,000	43,797,525
China Vanke Co., Ltd. B Shares	29,906,484	37,369,115
China Resources Land, Ltd.	14,852,000	33,431,148
		164,942,473
Commercial Banks: 6.2%
BOC Hong Kong Holdings, Ltd.	25,215,500	56,650,985
China Merchants Bank Co., Ltd. H Shares	18,517,800	48,181,489
China Construction Bank Corp. H Shares	37,010,000	31,611,945
Bank of Communications Co., Ltd. H Shares	19,607,000	22,550,677
		158,995,096

	Shares	Value
Insurance: 4.8%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,731,000	$58,527,160
China Life Insurance Co., Ltd. H Shares	11,080,000	54,217,474
China Life Insurance Co., Ltd. ADR	136,300	9,997,605
		122,742,239
Diversified Financial Services: 1.8%
Hong Kong Exchanges and Clearing, Ltd.	2,648,500	47,123,166
Total Financials		493,802,974
INFORMATION TECHNOLOGY: 12.6%
Internet Software & Services: 5.2%
Tencent Holdings, Ltd.	3,023,200	65,384,918
Sina Corp.[b]	821,900	37,133,442
NetEase.com, Inc. ADR[b]	851,400	32,021,154
		134,539,514
Computers & Peripherals: 3.2%
Lenovo Group, Ltd.	88,832,000	55,051,196
TPV Technology, Ltd.	45,168,000	27,657,399
		82,708,595
Communications Equipment: 3.1%
ZTE Corp. H Shares	12,843,236	78,962,726
Software: 1.1%
Kingdee International Software Group Co., Ltd.†	120,330,000	26,796,138
Total Information Technology		323,006,973
INDUSTRIALS: 12.0%
Transportation Infrastructure: 3.6%
China Merchants Holdings International Co., Ltd.	18,540,581	59,810,773
Beijing Capital International Airport Co., Ltd. H Shares[b]	29,740,000	19,527,635
GZI Transport, Ltd.	36,765,000	14,595,388
		93,933,796
Machinery: 3.1%
China South Locomotive and Rolling Stock Corp. H Shares	70,400,000	51,410,868
China National Materials Co., Ltd. H Shares	37,943,000	28,021,244
Sany Heavy Equipment International Holdings Co., Ltd.[b]	138,000	174,605
		79,606,717
Electrical Equipment: 2.2%
China High Speed Transmission Equipment Group Co., Ltd.	23,313,000	56,603,103
Airlines: 1.4%
Air China, Ltd. H Shares[b]	45,585,900	35,339,914
Construction & Engineering: 0.9%
China Railway Construction Corp., Ltd. H Shares	17,344,500	22,101,287

matthewsasia.com | 800.789.ASIA 33

Matthews China Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Industrial Conglomerates: 0.8%
NWS Holdings, Ltd.	11,017,276	$20,220,757
Total Industrials		307,805,574
CONSUMER STAPLES: 11.2%
Food Products: 5.2%
Tingyi (Cayman Islands) Holding Corp.	31,007,000	76,726,788
China Yurun Food Group, Ltd.	18,868,000	55,802,272
		132,529,060
Beverages: 2.1%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	53,693,890
Food & Staples Retailing: 2.0%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	17,150,000	51,603,893
Household & Personal Products: 1.9%
Hengan International Group Co., Ltd.	6,797,000	50,326,646
Total Consumer Staples		288,153,489
ENERGY: 6.3%
Oil, Gas & Consumable Fuels: 5.2%
China Shenhua Energy Co., Ltd. H Shares	11,211,000	54,421,653
CNOOC, Ltd.	33,580,000	52,315,699
China Petroleum & Chemical Corp. (Sinopec) H Shares	28,676,000	25,264,797
		132,002,149
Energy Equipment & Services: 1.1%
China Oilfield Services, Ltd. H Shares	24,186,000	28,686,285
Total Energy		160,688,434
UTILITIES: 5.7%
Electric Utilities: 2.2%
Cheung Kong Infrastructure Holdings, Ltd.	14,771,500	56,171,444
Gas Utilities: 2.0%
Hong Kong & China Gas Co., Ltd.	20,163,594	50,573,346
Independent Power Producers & Energy Traders: 1.5%
China Longyuan Power Group Corp. H Shares[b]	10,478,000	13,568,127
Datang International Power Generation Co., Ltd. H Shares	30,990,000	13,247,507
Huaneng Power International, Inc. H Shares	12,078,000	6,762,532
Huaneng Power International, Inc. ADR	223,400	5,004,160
		38,582,326
Total Utilities		145,327,116

	Shares	Value
TELECOMMUNICATION SERVICES: 3.5%
Wireless Telecommunication Services: 2.4%
China Mobile, Ltd.	4,532,083	$42,168,805
China Mobile, Ltd. ADR	410,900	19,078,087
		61,246,892
Diversified Telecommunication Services: 1.1%
China Communications Services Corp., Ltd. H Shares	58,928,000	28,845,140
Total Telecommunication Services		90,092,032
HEALTH CARE: 1.9%
Health Care Equipment & Supplies: 1.1%
Mindray Medical International, Ltd. ADR	844,468	28,644,355
Health Care Providers & Services: 0.8%
Sinopharm Group Co., Ltd. H Shares[b]	6,073,600	21,369,856
Total Health Care		50,014,211
MATERIALS: 0.7%
Construction Materials: 0.7%
China National Building Material Co., Ltd. H Shares	8,606,000	17,681,770
Total Materials		17,681,770
TOTAL INVESTMENTS: 98.3%		2,522,148,320
(Cost $1,904,320,140c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		43,856,989
NET ASSETS: 100.0%		$2,566,005,309

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $1,907,451,310 and net unrealized appreciation consists of:

Gross unrealized appreciation	$678,358,004
Gross unrealized depreciation	(63,660,994)
Net unrealized appreciation	$614,697,010

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer). (Note 4)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$720.9 million
NAV	$16.29
Total # of Positions	56

Fiscal Year 2009 Ratios

Portfolio Turnover	18.09%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews India Fund gained 97.25%, while its benchmark, the Bombay Stock Exchange (BSE) 100 Index rose 95.83%, with most gains recorded in the first half of the year. In fact, the BSE 100 Index surged nearly 20% in a single day in May, reflecting investor excitement over the results of India's general elections. The Fund participated in the sharp single-day move in Indian markets as we maintain a philosophy of being fully invested at all times.

During the fourth quarter, the Fund returned 10.95%, while its benchmark increased by 7.05%. The relative outperformance stemmed from some of the portfolio's smaller and mid-size companies that benefited from better-than-expected earnings performance in the third quarter. Operating performance for these companies, in sectors such as consumer staples and industrials, is particularly noteworthy as it provides a favorable contrast to the mixed performance of their larger peers.

While 2008 was the worst year in the history of India's equity market, 2009 proved to be the second-best year of annual returns per the BSE 100 Index (only 2003 posted better returns). The volatility in U.S. dollar-denominated returns was especially exaggerated due to the fluctuation of the Indian rupee on the back of uneven foreign capital flows. We believe the past two years have shown it is difficult to predict the short-term course of the markets, and may be a fruitless exercise to attempt. In periods of such turbulence, we have maintained our discipline of investing in companies and businesses for the long term.

The volatility of capital and foreign exchange markets lies in stark contrast to the relative stability of the Indian economy, which has grown at a mid-single digit rate through the worst periods of the financial crisis and is recovering faster than many other world economies. The depth in the Indian economy has been particularly visible in the past two years with the increasing importance of rural spending as a component of the country's overall personal consumption. The Fund strives to identify such emerging opportunities, and maintains a strategy of focusing on smaller and mid-size companies that are nimble enough to benefit from such bottom-up growth.

This strategy was tested during the start of the year. In the aftermath of one of the worst corporate governance scandals to hit India, small and mid-size companies suffered a disproportionate decline in market capitalizations compared to their larger peers. The decline was fairly broad-based with little differentiation between companies. In this environment, we stayed consistent with our belief of building portfolios anchored in the analysis of individual companies. It was our conviction in the sustainability of these businesses that enabled us to stay invested, and to participate in the rather steep recovery that followed through the rest of the year.

The Fund's investment in Crompton Greaves, a manufacturer of power transmission and distribution equipment, demonstrates our approach of scouting for companies that may not be index heavyweights. Crompton Greaves has been competing with more established multinational companies in India for the last several decades. In recent years, the company has abandoned the "cost-plus" business model to focus on becoming technologically competitive with its multinational peers. In a sign of a calculated expansion strategy, the management team has deployed its cash flows from existing businesses, and made foreign acquisitions intended to enhance its technological expertise and keep pace with competitors. In spite of these promising acquisitions, and better

(continued)

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	Inception 10/31/05
Matthews India Fund	10.95%	97.25%	6.85%	16.43%
Bombay Stock Exchange 100 Index[3]	7.05%	95.83%	9.23%	21.63%
Lipper Emerging Markets Funds Category Average[4]	7.59%	75.74%	2.00%	11.89%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	4.5%
Infosys Technologies, Ltd.	Information Technology	3.7%
Crompton Greaves, Ltd.	Industrials	3.5%
Dabur India, Ltd.	Consumer Staples	3.3%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.2%
Jain Irrigation Systems, Ltd.	Industrials	3.0%
Reliance Industries, Ltd.	Energy	2.9%
Container Corp. of India, Ltd.	Industrials	2.9%
Gail India, Ltd.	Utilities	2.8%
Asian Paints, Ltd.	Materials	2.7%
% OF ASSETS IN TOP TEN		32.5%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

36 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

operating performance, buyers of Crompton Greaves equities enjoy a valuation discount compared to its larger peers. With India's peak power deficit rising to 14% in recent years, there will likely be opportunities for Crompton Greaves to benefit from rising investments in the power sector. At the same time, we believe the real challenge for the management team is to continue to deploy its cash flow in accretive projects to sustain long-term returns for shareholders.

On a sector basis, the portfolio continues to maintain an overweight in industrials and a significant allocation to financials, which includes banks, insurance companies and real estate firms. As Indian banks posted stable results over several consecutive quarters, the perception of risk associated with global financials subsided, and stocks in the sector recovered strongly. By contrast, the recovery in the real estate sector seems more tenuous, and challenges stemming from a lack of transparency remain a hurdle for investors. However, both residential and commercial properties in the real estate sector are likely to grow at least in line with, if not faster than, the rest of the economy. One of the real estate holdings in the portfolio is Ascendas India Trust (AIT), a Singapore-listed firm with commercial real estate holdings in southern India. We were attracted to the stock's yield of close to 10% last year as well as the company's more robust accounting and governing principles, relative to those typically found in India's real estate sector. One risk we will monitor is the limitations of AIT's geographical concentration.

Given the recent appreciation in India's broader indices, valuations are at or slightly above historical averages. The volatility in the capital and foreign exchange markets underscores the importance of a longer investment horizon when investing in India. From that perspective, India offers much to be excited about. Compared with other emerging markets, India has a greater depth and breadth in the quality of its companies, and entrepreneurs who are mindful of returns on equity. In addition, the country's capital market infrastructure helps facilitate investment in these companies; firms which are driven mainly by domestic demand.

Several challenges remain for the Indian economy, including the structural challenge of attracting more stable, long-term foreign capital, particularly as the economy embarks on a much-needed investment cycle. It is encouraging that in the past two years, foreign direct investments (FDI) have accelerated sharply to a rate of almost 2% of GDP, up from less than 1% at the start of the century. To put this in perspective, the Chinese economy was attracting FDI at a rate of 4% to 6% of GDP during the investment-led growth of the 1990s. Beyond the changes in global risk appetite, the gradual removal of regulatory hurdles has been the biggest driver of this jump in FDI. India's political transition earlier this year set the stage for a continuation of these reforms, but history has shown that progress can come haltingly and require close monitoring.

India's more pressing and immediate risk stems from the prospect of a sharp rise in inflationary expectations driven by a combination of structural and cyclical factors like the recent rise in food prices. The central bank has already started to withdraw from the loose monetary policies enacted in the past two years. The risk is that the tightening process can lead to a disorderly rise in interest rates. Furthermore, India's equity market is likely to remain exposed to changes in global risk assessment. Pullbacks driven by these shorter-term factors are often investment opportunities as we continue to look for companies that are providing solutions to some of India's structural challenges.

SECTOR ALLOCATION (%)

Financials	26.2
Industrials	20.7
Consumer Discretionary	11.6
Information Technology	10.1
Health Care	8.0
Consumer Staples	6.5
Utilities	4.8
Energy	4.1
Materials	3.4
Telecommunication Services	2.2
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	31.5
Mid Cap ($1B-$5B)	47.6
Small Cap (Under $1B)	18.5
Cash and Other Assets, Less Liabilities	2.4

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 37

Matthews India Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 94.7%

	Shares	Value
FINANCIALS: 26.2%
Commercial Banks: 13.3%
HDFC Bank, Ltd. ADR	135,727	$17,655,368
Oriental Bank of Commerce	2,946,834	15,748,962
Corporation Bank	1,719,331	15,446,605
HDFC Bank, Ltd.	408,033	14,867,673
Allahabad Bank	4,550,000	12,202,815
Axis Bank, Ltd.	575,032	12,143,271
ICICI Bank, Ltd. ADR	178,283	6,723,052
ICICI Bank, Ltd.	50,000	936,989
		95,724,735
Diversified Financial Services: 4.3%
Kotak Mahindra Bank, Ltd.	1,075,000	18,520,937
Infrastructure Development Finance Co., Ltd.	2,135,735	7,050,393
SREI Infrastructure Finance, Ltd.	3,125,000	5,173,801
		30,745,131
Real Estate Management & Development: 3.4%
Unitech, Ltd.	7,203,178	12,666,816
Ascendas India Trust	17,090,000	11,812,068
Emami Infrastructure, Ltd.[b]	212,681	326,609
		24,805,493
Consumer Finance: 2.2%
Shriram Transport Finance Co., Ltd.	1,497,977	15,710,322
Thrifts & Mortgage Finance: 1.9%
Housing Development Finance Corp.	245,000	14,017,684
Capital Markets: 1.1%
HSBC InvestDirect India, Ltd.[c]	1,439,981	7,675,670
Total Financials		188,679,035
INDUSTRIALS: 20.7%
Machinery: 7.6%
Jain Irrigation Systems, Ltd.	1,166,127	21,761,955
Ashok Leyland, Ltd.	18,511,277	19,568,788
Thermax, Ltd.	1,043,128	13,587,163
		54,917,906
Electrical Equipment: 3.5%
Crompton Greaves, Ltd.	2,730,000	25,000,021
Road & Rail: 2.9%
Container Corp. of India, Ltd.	745,386	20,923,066
Building Products: 2.6%
Sintex Industries, Ltd.	3,183,251	18,699,655
Construction & Engineering: 2.4%
Larsen & Toubro, Ltd.	481,660	17,341,752
Industrial Conglomerates: 1.7%
MAX India, Ltd.[c]	2,663,102	12,650,370
Total Industrials		149,532,770

	Shares	Value
CONSUMER DISCRETIONARY: 11.6%
Media: 5.1%
Sun TV Network, Ltd.	1,825,127	$13,367,348
HT Media, Ltd.	3,154,470	9,786,517
Jagran Prakashan, Ltd.	3,140,502	9,203,050
Dish TV India, Ltd.[c]	4,737,097	4,310,495
		36,667,410
Auto Components: 3.7%
Exide Industries, Ltd.	6,916,741	17,054,519
Bharat Forge, Ltd.	1,637,459	9,551,468
		26,605,987
Hotels, Restaurants & Leisure: 1.8%
Indian Hotels Co., Ltd.	6,024,840	13,244,576
Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	229,691	6,991,919
Total Consumer Discretionary		83,509,892
INFORMATION TECHNOLOGY: 9.7%
IT Services: 6.8%
Infosys Technologies, Ltd.	298,281	16,600,862
HCL-Infosystems, Ltd.	4,119,485	13,469,395
Infosys Technologies, Ltd. ADR	188,179	10,400,653
CMC, Ltd.	299,419	8,598,911
		49,069,821
Internet Software & Services: 1.9%
Info Edge India, Ltd.	733,656	14,037,906
Software: 1.0%
Financial Technologies India, Ltd.	240,752	6,906,986
Total Information Technology		70,014,713
HEALTH CARE: 7.0%
Pharmaceuticals: 7.0%
Sun Pharmaceutical Industries, Ltd.	710,460	22,966,573
Cipla, Ltd.	1,953,275	14,010,104
Glenmark Pharmaceuticals, Ltd.	2,228,091	13,163,243
Total Health Care		50,139,920
CONSUMER STAPLES: 5.7%
Personal Products: 5.7%
Dabur India, Ltd.	6,939,715	23,556,295
Marico, Ltd.	4,349,720	9,613,006
Emami, Ltd.	750,000	7,915,533
Total Consumer Staples		41,084,834
UTILITIES: 4.8%
Gas Utilities: 2.8%
Gail India, Ltd.	2,264,751	20,069,894
Electric Utilities: 2.0%
CESC, Ltd.	1,750,920	14,481,119
Total Utilities		34,551,013

38 MATTHEWS ASIA FUNDS

Matthews India Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 4.1%
Oil, Gas & Consumable Fuels: 4.1%
Reliance Industries, Ltd.	895,742	$20,929,763
Chennai Petroleum Corp., Ltd.[c]	1,889,744	8,855,374
Total Energy		29,785,137
MATERIALS: 2.7%
Chemicals: 2.7%
Asian Paints, Ltd.	512,500	19,769,164
Total Materials		19,769,164
TELECOMMUNICATION SERVICES: 2.2%
Wireless Telecommunication Services: 2.2%
Bharti Airtel, Ltd.	2,194,382	15,504,992
Total Telecommunication Services		15,504,992
TOTAL COMMON EQUITIES		682,571,470
(Cost $533,744,950)

INTERNATIONAL BONDS: 2.9%

	Face Amount
HEALTH CARE: 1.0%
Pharmaceuticals: 1.0%
Aurobindo Pharma, Ltd., Cnv. 0.000%, 05/17/2011	$3,150,000	3,969,000
Aurobindo Pharma, Ltd., Cnv. 0.000%, 08/11/2010	2,000,000	3,110,000
Total Health Care		7,079,000
CONSUMER STAPLES: 0.8%
Beverages: 0.8%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/2011	6,000,000	5,970,000
Total Consumer Staples		5,970,000
MATERIALS: 0.7%
Metals & Mining: 0.7%
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/2014	4,000,000	4,756,640
Total Materials		4,756,640

	Face Amount	Value
INFORMATION TECHNOLOGY: 0.4%
Software: 0.4%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/2011	$2,500,000	$2,950,000
Total Information Technology		2,950,000
TOTAL INTERNATIONAL BONDS		20,755,640
(Cost $20,553,118)
TOTAL INVESTMENTS: 97.6%		703,327,110
(Cost $554,298,068d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		17,598,253
NET ASSETS: 100.0%		$720,925,363

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Illiquid security.

c  Non-income producing security.

d  Cost for Federal income tax purposes is $564,886,661 and net unrealized appreciation consists of:

Gross unrealized appreciation	$185,820,742
Gross unrealized depreciation	(47,380,293)
Net unrealized appreciation	$138,440,449

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 39

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGER

Taizo Ishida

Lead Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$88.3 million
NAV	$10.91
Total # of Positions	51

Fiscal Year 2009 Ratios

Portfolio Turnover	126.75%[1]
Gross Expense Ratio	1.31%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Japan Fund gained 10.06%, outperforming its benchmark, the MSCI Japan Index, which returned 6.39%. Considering the year was one of the worst for Japanese equities in terms of relative global performance, the Fund performed well, helped by fourth quarter gains. For the last quarter of 2009, the Fund returned 2.15% while the benchmark declined –2.76%.

While Japan's stock market avoided a third consecutive year of decline, the year was still a difficult one for Japanese equity investors; returns were modest at best compared with other major world markets. Japan's stock market began the first half of the year in line with U.S. and European markets. However, as other major markets rose in the second half of the year, Japan's market sagged. Japanese stocks suffered, in part, from concerns over record-breaking capital raising via share offerings by companies, mainly banks, that reached approximately US$55 billion. Interest by foreign investors in Japan's markets also seemed to be lacking due to more attractive opportunities elsewhere in the region.

During the year, our stock selection in the auto industry benefited the Fund, with holdings such as Nissan Motor and Fuji Heavy Industries. The Fund's overweight in the industrials sector also paid off. Specifically, two global machinery firms, Komatsu and Fanuc, benefited from increased demand from emerging markets. In particular, increased infrastructure spending in China has generated substantial demand for their machinery products. Information technology firm Toshiba, the portfolio's fourth largest holding, performed well on the back of improved pricing in the flash memory market and growing demand for smart phones, which, in turn, is boosting demand for flash memory. In addition, our continued avoidance of stocks in the low-growth utilities sector helped the portfolio.

In the health care sector, the Fund did well to avoid large pharmaceutical holdings, and focused instead on medical equipment makers and suppliers. One significant contributor to Fund performance was Sysmex, which saw its overseas business, particularly in China, increase.

Our long-term holdings in the Japanese Real Estate Investment Trust (J-REITs) sector performed well in the second half of the year following a consolidation in the industry, which we have been anticipating for some time. This was particularly rewarding for the Fund as its small-capitalization holdings in J-REITs performed far better than the large-cap J-REIT Index.

The Fund's largest holdings—The Japan Steel Works, Nidec and Softbank—all positively contributed to performance during the year. The biggest contributor to Fund performance during the year was Nidec, a leading global manufacturer of small motors used for consumer electronic products, household appliances and vehicles. Although the firm was founded in 1973, it is among a growing breed of companies in Japan that focuses on energy savings. The firm's fortunes are not tightly tied to Japan's macroeconomic environment as its business is mostly linked to the global trend of energy efficiency. As motors represent more than 50% of total electricity consumption worldwide and up to nearly 70% in factories, power reduction in motors is key to energy savings. Nidec's main product, a brushless motor used primarily in hard disc drives, is said to be three times more energy efficient than conventional motors, and seems to be well-suited for a more energy-conscious era. Not only is Nidec globally competitive, it also boasts shareholder-friendly management led by its founder, Shigenobu Nagamori. With more than 30 acquisitions, both foreign and domestic, over the past 30 years, Nidec has gained a reputation as an industry consolidator. Its recent acquisitions

(continued)

40 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/31/98
Matthews Japan Fund	2.15%	10.06%	-11.13%	-5.49%	-3.85%	3.11%
MSCI Japan Index[3]	-2.76%	6.39%	-10.25%	-0.70%	-3.55%	1.10%
Tokyo Stock Price Index[3]	-3.08%	5.22%	-9.96%	-1.21%	-4.17%	1.43%
Lipper Japanese Funds Category Average[4]	-2.25%	7.08%	-14.24%	-4.49%	-5.41%	1.40%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
The Japan Steel Works, Ltd.	Industrials	5.3%
Nidec Corp.	Information Technology	5.0%
Softbank Corp.	Telecommunication Services	5.0%
Toshiba Corp.	Information Technology	4.3%
Sysmex Corp.	Health Care	3.4%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.4%
Fuji Heavy Industries, Ltd.	Consumer Discretionary	3.4%
Pigeon Corp.	Consumer Staples	2.9%
Nomura Holdings, Inc.	Financials	2.9%
So-net Entertainment Corp.	Information Technology	2.9%
% OF ASSETS IN TOP TEN		38.5%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 41

SECTOR ALLOCATION (%)

Financials	23.8
Information Technology	23.0
Industrials	20.6
Consumer Discretionary	13.9
Health Care	5.8
Consumer Staples	5.5
Telecommunication Services	5.0
Materials	1.6
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	44.6
Mid Cap ($1B-$5B)	28.7
Small Cap (Under $1B)	25.9
Cash and Other Assets, Less Liabilities	0.8

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

have been in Europe, and are aimed at the growing need for energy efficient motors for home appliances and cars sold in Europe and worldwide. The firm is aligned with one of the Fund's key investment themes, clean and green energy, and exemplifies the type of company we will continue to seek out.

The largest detractor to Fund performance was Doutour Nichires Holdings, a domestic restaurant group operator, which underperformed after posting positive returns in 2008. Although Doutour Nichires had been one of the most profitable operators in the industry, it still was not immune to the contraction in consumer spending. Although the Fund exited the position during the first half of the year, we continue to monitor its long-term potential as Japan's economic condition improves.

We hold an optimistic outlook for Japan's equity market in 2010 due primarily to a shift in investors' perception of Japanese companies. We expect that over the next decade, more opportunities for Japanese companies will arise than in the previous 10 years due to the emergence of new markets. Historically, the U.S. has been the primary export market for Japanese companies, with Europe as their second-largest market. However, the emergence of Asia's growing consumer class is changing this. China is not only a growing market for Japanese products, it also appears to be a very profitable one. Furthermore, the caché of the "Made in Japan" label carries weight with many middle class Asian consumers who desire quality and safety in their purchases. One notable data point: Japan's export revenues from Asia exceeded those from the U.S. in the first half of 2009, suggesting an emerging shift from West to East.

In addition, we believe that demand for Japan's energy efficient products—and nuclear power plants—will increase. Even in the Middle East, more energy-efficient mining equipment may be sought to replace old gas-guzzling heavy equipment. Energy efficiency is also a concern as Chinese factories make the shift from manual labor to automation. Simply put, we believe more customers will desire Japanese products over the next 10 years. Of course, the potential benefit will not be equally distributed to every company in Japan. Stock selection will be important as we believe only select Japanese companies will adapt to the new world order and flourish as a result.

Looking ahead, valuations in the current market have become more compelling for several reasons. Free cash flow yield for Japanese firms, a valuation metric reflecting a company's ability to generate cash, was high at more than 10% in the third quarter of 2009—a rate not seen even at the bottom of the stock market during Japan's financial crisis of 2003. Even compared with more widely quoted metrics, such as low price-to-book ratios or high dividend yields, increased free cash flow yields may present stronger evidence that Japanese companies are meaner, leaner and ready to invest in themselves again. We are encouraged by what we see for Japan in 2010.

42 MATTHEWS ASIA FUNDS

Matthews Japan Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: JAPAN: 99.2%

	Shares	Value
FINANCIALS: 23.8%
Real Estate Investment Trusts: 11.8%
Advance Residence Investment Corp., REIT	378	$1,448,554
Nippon Residential Investment Corp., REIT	565	1,372,509
BLife Investment Corp., REIT	293	1,294,934
United Urban Investment Corp., REIT	238	1,258,152
Premier Investment Corp., REIT	308	1,008,569
LaSalle Japan REIT, Inc.	693	882,910
Japan Hotel and Resort, Inc., REIT	632	876,152
Nippon Commercial Investment Corp., REIT	490	711,506
Starts Proceed Investment Corp., REIT	722	638,816
Japan Single-Residence REIT, Inc.	430	493,709
Crescendo Investment Corp., REIT	376	474,263
		10,460,074
Capital Markets: 4.4%
Nomura Holdings, Inc.	348,500	2,591,681
Jafco Co., Ltd.	53,000	1,282,684
		3,874,365
Consumer Finance: 2.6%
ORIX Corp.	33,210	2,261,079
Diversified Financial Services: 2.4%
Japan Securities Finance Co., Ltd.	276,100	2,132,690
Commercial Banks: 1.4%
Mitsubishi UFJ Financial Group, Inc.	258,100	1,271,345
Real Estate Management & Development: 1.2%
Goldcrest Co., Ltd.	37,070	1,038,042
Total Financials		21,037,595
INFORMATION TECHNOLOGY: 23.0%
Electronic Equipment & Instruments: 10.6%
Nidec Corp.	47,500	4,390,089
Kyocera Corp.	15,300	1,347,478
Nippon Electric Glass Co., Ltd.	97,000	1,335,096
Hamamatsu Photonics, K.K.	51,700	1,259,363
Keyence Corp.	4,897	1,016,341
		9,348,367
Computers & Peripherals: 6.6%
Toshiba Corp.[b]	685,000	3,800,997
Wacom Co., Ltd.	916	1,997,708
		5,798,705
Internet Software & Services: 4.9%
So-net Entertainment Corp.	1,122	2,547,698
Kakaku.com., Inc.	454	1,764,778
		4,312,476
Software: 0.9%
Nintendo Co., Ltd.	3,500	835,930
Total Information Technology		20,295,478

	Shares	Value
INDUSTRIALS: 20.6%
Machinery: 16.2%
The Japan Steel Works, Ltd.	367,000	$4,679,643
Komatsu, Ltd.	116,900	2,447,205
Kubota Corp.	239,000	2,193,026
Nabtesco Corp.	164,000	1,878,830
Fanuc, Ltd.	18,100	1,686,956
Mitsubishi Heavy Industries, Ltd.	394,000	1,389,625
		14,275,285
Trading Companies & Distributors: 2.4%
ITOCHU Corp.	289,000	2,134,777
Construction & Engineering: 2.0%
Toshiba Plant Systems & Services Corp.	104,000	1,312,925
Daimei Telecom Engineering Corp.	57,400	436,462
		1,749,387
Total Industrials		18,159,449
CONSUMER DISCRETIONARY: 13.9%
Automobiles: 6.8%
Nissan Motor Co., Ltd.[b]	339,700	2,985,256
Fuji Heavy Industries, Ltd.[b]	608,000	2,970,887
		5,956,143
Household Durables: 3.5%
Panasonic Corp.	144,000	2,073,082
Rinnai Corp.	21,600	1,043,820
		3,116,902
Diversified Consumer Services: 1.5%
Benesse Holding, Inc.	31,700	1,325,409
Hotels, Restaurants & Leisure: 1.2%
WATAMI Co., Ltd.	61,000	1,097,672
Media: 0.9%
Toei Co., Ltd.	154,000	820,706
Total Consumer Discretionary		12,316,832
HEALTH CARE: 5.8%
Health Care Equipment & Supplies: 3.4%
Sysmex Corp.	57,800	3,022,189
Pharmaceuticals: 2.4%
Tsumura & Co.	66,000	2,133,682
Total Health Care		5,155,871
CONSUMER STAPLES: 5.5%
Household Products: 2.9%
Pigeon Corp.	66,300	2,596,121
Tobacco: 1.5%
Japan Tobacco, Inc.	380	1,283,068
Food Products: 1.1%
Unicharm Petcare Corp.	32,400	989,649
Total Consumer Staples		4,868,838

matthewsasia.com | 800.789.ASIA 43

Matthews Japan Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
TELECOMMUNICATION SERVICES: 5.0%
Wireless Telecommunication Services: 5.0%
Softbank Corp.	187,100	$4,386,135
Total Telecommunication Services		4,386,135
MATERIALS: 1.6%
Chemicals: 1.1%
Kansai Paint Co., Ltd.	112,000	938,608
Metals & Mining: 0.5%
Hitachi Metals, Ltd.	50,000	481,043
Total Materials		1,419,651
TOTAL INVESTMENTS: 99.2%		87,639,849
(Cost $76,518,826c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		693,887
NET ASSETS: 100.0%		$88,333,736

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $77,961,896 and net unrealized appreciation consists of:

Gross unrealized appreciation	$13,839,951
Gross unrealized depreciation	(4,161,998)
Net unrealized appreciation	$9,677,953

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

44 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$138.4 million
NAV	$4.31
Total # of Positions	58

Fiscal Year 2009 Ratios

Portfolio Turnover	52.47%[1]
Gross Expense Ratio	1.30%[2]

Benchmark

Korean Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Korea Fund returned 62.92% while its benchmark, the Korea Composite Stock Price Index (KOSPI), gained 66.56%. 2009 was a very challenging year for the Korean equity market as well as for Korea's currency, the won. Although the market was weak at the start of the fourth quarter, it managed to rebound to finish the year with strong gains. The Fund returned 3.95% in the last quarter, while its benchmark rose 1.56%.

The beginning of the year was marked by volatility; the KOSPI lost approximately 25% through early March, before beginning a strong rally. The won hit bottom during the first quarter—falling to its lowest level against the U.S. dollar in 10 years—before strengthening to post a gain for the year. The Korean market continued to strengthen in the second half of the year, with the KOSPI climbing about 30% over that period.

The Fund underperformed the benchmark primarily due to its exposure to holdings in the consumer staples, telecommunication services and pharmaceutical sectors. These stocks had outperformed in 2008, and some investors took gains as the market rebounded. Despite their underperformance, we maintained our positions in these sectors because their fundamentals remain solid. Korean telecommunication services firms continue to be some of the most attractive relative to their peers in the region in terms of valuation. Additionally, the pharmaceutical industry is one of the few in Korea expected to post double-digit growth. The consumer staples companies in the portfolio have stable earnings profiles, and tend to perform well during downturns.

While the past year and a half was arguably one of the most challenging business environments in some time, large Korean companies performed considerably well in the global market, particularly in automotive- and technology-related areas. To some extent, Korea's weak currency aided performance, but more importantly, the relatively sound balance sheets of Korean firms enabled them to engage in aggressive marketing activities including the introduction of new products. Government subsidies around the world benefited Korean businesses. For example, the Chinese government subsidized consumer purchases of various appliances, including TVs and computers, and the Korean government offered tax breaks on auto purchases.

Samsung Electronics, Korea's largest exporter by dollar value, was the biggest contributor to Fund performance during the year. Samsung, the portfolio's largest holding, best exemplifies a Korean company that has established itself globally. The company has become a global leader in LED TVs and is also now the second-largest mobile phone manufacturer in the world. During the year, the company increased its research and development spending, invested in new products and conducted aggressive marketing while its competitors largely remained in a defensive mode. Samsung's brand image continued to improve in 2009, which helped it gain market share in various product areas. We remain positive on the company's future prospects.

One of the Fund's key strategies is to find dominant companies that can leverage their experience and financial strength in the domestic Korean market to penetrate markets overseas. Korea is home to some of the largest global companies in the information technology and automotive industries, and we believe that businesses in other sectors can follow suit. Cheil Worldwide, an affiliate of Samsung, is one such company that has emerged on the international stage. A leader in Korean advertising for many years, Cheil entered the overseas market a few years ago and recently acquired a U.S. advertising agency, thereby

(continued)

matthewsasia.com | 800.789.ASIA 45

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 1/3/95
Matthews Korea Fund	3.95%	62.92%	-2.85%	10.47%	8.98%	4.81%
Korea Composite Stock Price Index[3]	1.56%	66.56%	-1.59%	11.36%	5.16%	1.22%
Lipper Pacific ex Japan Funds Category Average[4]	6.49%	71.34%	4.72%	13.05%	7.53%	6.99%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	10.8%
POSCO	Materials	5.3%
Hyundai Motor Co.	Consumer Discretionary	3.8%
KB Financial Group, Inc.	Financials	3.7%
Shinhan Financial Group Co., Ltd.	Financials	3.1%
SK Telecom Co., Ltd.	Telecommunication Services	2.7%
NHN Corp.	Information Technology	2.7%
LG Electronics, Inc.	Consumer Discretionary	2.5%
Kiwoom Securities Co., Ltd.	Financials	2.5%
Modetour Network, Inc.	Consumer Discretionary	2.5%
% OF ASSETS IN TOP TEN		39.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

46 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

expanding its pool of clients and talent. Another holding that demonstrates our strategy is Amorepacific, Korea's largest cosmetics company. Amorepacific began selling its products in China eight years ago following extensive research into the market. More recently, its effort has begun bearing fruit, with AmorePacific's China sales recording impressive growth in 2009.

Looking forward, we believe Korea is well-positioned to benefit from a global recovery as its businesses have a solid market presence in both developed and emerging markets. However, its currency fluctuations remain a risk for the year ahead. If the won strengthens too fast, Korean exporters may come under pressure. We believe that the fundamentals of Korean companies have improved compared with those of their global competitors, and that they can compete on quality, despite some currency appreciation. Though market sentiment in Korea is improving, overall consumption remains weak. Relatively slow income growth poses another potential risk to domestic companies. Foreign currency reserves grew to near record levels during the year, which may serve as a buffer should the global economy worsen again. However, Korea's export industry remains a sizable segment of its economy, and further deterioration globally could adversely impact it. North Korea remains a potential threat to South Korea and its nuclear weapons testing continues to be an international concern; although actual military action between North and South Korea appears to be quite low, unpredictable moves by North Korea could cause market jitters.

Korea's overall valuation remains attractive, and we will continue to seek growth companies with the potential to do well both in Korea as well as in overseas markets.

SECTOR ALLOCATION (%)

Consumer Discretionary	21.5
Information Technology	19.7
Financials	19.4
Industrials	10.3
Materials	9.2
Consumer Staples	8.4
Health Care	4.4
Telecommunication Services	4.0
Energy	1.1
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	54.9
Mid Cap ($1B-$5B)	26.1
Small Cap (Under $1B)	17.0
Cash and Other Assets, Less Liabilities	2.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 47

Matthews Korea Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: SOUTH KOREA: 96.0%

	Shares	Value
CONSUMER DISCRETIONARY: 21.5%
Automobiles: 4.6%
Hyundai Motor Co.	50,273	$5,203,840
Kia Motors Corp.[b]	64,430	1,106,306
		6,310,146
Household Durables: 3.8%
LG Electronics, Inc.	33,273	3,468,650
Samsung Digital Imaging Co., Ltd.	48,871	1,846,874
		5,315,524
Auto Components: 3.4%
Hyundai Mobis	22,885	3,353,549
Hankook Tire Co., Ltd.	65,250	1,426,149
		4,779,698
Hotels, Restaurants & Leisure: 3.2%
Modetour Network, Inc.[b]	145,057	3,454,928
Hana Tour Service, Inc.	21,850	937,304
		4,392,232
Multiline Retail: 2.0%
Hyundai Department Store Co., Ltd.	28,065	2,708,600
Media: 1.8%
Cheil Worldwide, Inc.	9,373	2,538,370
Textiles, Apparel & Luxury Goods: 1.2%
LG Fashion Corp.	61,780	1,677,175
Diversified Consumer Services: 1.0%
MegaStudy Co., Ltd.	6,695	1,376,269
Internet & Catalog Retail: 0.5%
Interpark Corp.[b]	117,442	635,788
Total Consumer Discretionary		29,733,802
INFORMATION TECHNOLOGY: 18.6%
Semiconductors & Semiconductor Equipment: 10.8%
Samsung Electronics Co., Ltd.	21,714	14,889,941
Electronic Equipment & Instruments: 5.2%
LG Display Co., Ltd. ADR	146,300	2,476,859
Samsung Electro-Mechanics Co., Ltd.	19,188	1,764,655
Samsung SDI Co., Ltd.	13,363	1,701,564
SFA Engineering Corp.	42,516	1,218,221
		7,161,299
Internet Software & Services: 2.6%
NHN Corp.[b]	22,236	3,675,120
Total Information Technology		25,726,360

	Shares	Value
FINANCIALS: 18.5%
Commercial Banks: 10.6%
Shinhan Financial Group Co., Ltd.[b]	115,048	$4,257,246
KB Financial Group, Inc.[b]	75,059	3,822,023
Korea Exchange Bank	157,310	1,952,638
Hana Financial Group, Inc.	66,952	1,892,352
Daegu Bank	99,300	1,460,874
KB Financial Group, Inc. ADR[b]	26,553	1,350,220
		14,735,353
Capital Markets: 4.0%
Kiwoom Securities Co., Ltd.	96,081	3,456,333
Samsung Securities Co., Ltd.	38,648	2,092,279
		5,548,612
Insurance: 3.9%
Dongbu Insurance Co., Ltd.	110,140	3,061,372
Samsung Fire & Marine Insurance Co., Ltd.	13,321	2,280,140
		5,341,512
Total Financials		25,625,477
INDUSTRIALS: 10.3%
Construction & Engineering: 3.2%
Samsung Engineering Co., Ltd.	19,108	1,775,611
HanmiParsons Co., Ltd.[b]	101,480	1,410,030
Hyundai Development Co.	39,395	1,275,626
		4,461,267
Industrial Conglomerates: 2.5%
Samsung Techwin Co., Ltd.	23,244	1,812,474
Orion Corp.	6,727	1,665,666
		3,478,140
Commercial Services & Supplies: 2.1%
S1 Corp.	35,587	1,479,387
Korea Plant Service & Engineering Co., Ltd.	37,700	1,374,793
		2,854,180
Machinery: 1.4%
JVM Co., Ltd.[b]	63,181	1,997,456
Building Products: 1.1%
Sung Kwang Bend Co., Ltd.	60,036	1,452,178
Total Industrials		14,243,221
MATERIALS: 9.2%
Metals & Mining: 5.8%
POSCO ADR	37,800	4,955,580
POSCO	4,495	2,370,535
Korea Zinc Co., Ltd.	3,695	645,255
		7,971,370
Chemicals: 3.4%
LG Chem, Ltd.	17,133	3,358,022
Hyosung Corp.	18,970	1,387,421
		4,745,443
Total Materials		12,716,813

48 MATTHEWS ASIA FUNDS

Matthews Korea Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
CONSUMER STAPLES: 8.4%
Food & Staples Retailing: 3.8%
Shinsegae Food Co., Ltd.	44,331	$2,961,774
Shinsegae Co., Ltd.	5,000	2,309,443
		5,271,217
Personal Products: 2.0%
Amorepacific Corp.	3,425	2,747,118
Household Products: 1.7%
LG Household & Health Care, Ltd.	9,484	2,372,713
Tobacco: 0.9%
KT&G Corp.	21,750	1,201,840
Total Consumer Staples		11,592,888
HEALTH CARE: 4.4%
Pharmaceuticals: 4.4%
Yuhan Corp.	18,475	2,824,024
Dong-A Pharmaceutical Co., Ltd.	18,542	2,046,092
LG Life Sciences, Ltd.[b]	23,294	1,240,612
Total Health Care		6,110,728
TELECOMMUNICATION SERVICES: 4.0%
Wireless Telecommunication Services: 2.6%
SK Telecom Co., Ltd. ADR	119,700	1,946,322
SK Telecom Co., Ltd.	11,874	1,733,214
		3,679,536
Diversified Telecommunication Services: 1.4%
KT Corp.	40,734	1,370,978
KT Corp. ADR	30,500	513,010
		1,883,988
Total Telecommunication Services		5,563,524
ENERGY: 1.1%
Oil, Gas & Consumable Fuels: 1.1%
SK Energy Co., Ltd.	14,474	1,454,188
Total Energy		1,454,188
TOTAL COMMON EQUITIES		132,767,001
(Cost $98,855,857)

PREFERRED EQUITIES: SOUTH KOREA: 2.0%

	Shares	Value
INFORMATION TECHNOLOGY: 1.1%
Semiconductors & Semiconductor Equipment: 1.1%
Samsung Electronics Co., Ltd., Pfd.	3,331	$1,501,426
FINANCIALS: 0.9%
Insurance: 0.9%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	16,574	1,301,949
TOTAL PREFERRED EQUITIES		2,803,375
(Cost $2,257,897)
TOTAL INVESTMENTS: 98.0%		135,570,376
(Cost $101,113,754c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		2,800,192
NET ASSETS: 100.0%		$138,370,568

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $101,852,746 and net unrealized appreciation consists of:

Gross unrealized appreciation	$37,839,552
Gross unrealized depreciation	(4,121,922)
Net unrealized appreciation	$33,717,630

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 49

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGER

Lydia So

Lead Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$109.7 million
NAV	$15.79
Total # of Positions	72

Fiscal Year 2009 Ratios

Portfolio Turnover	21.39%[1]
Gross Expense Ratio	2.09%[2]
After Contractual Fee Waiver	2.00%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Small Companies Fund. Please see page 89 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Asia Small Companies Fund gained 103.00%, while its benchmark, the MSCI All Country (AC) Asia ex Japan Small Cap Index, rose 113.48%. For the fourth quarter, the Fund gained 14.67%, while its benchmark rose 12.10%.

Asian markets got off to a rocky start in 2009 amid the global financial crisis, but eventually stabilized. Small-cap companies recovered faster and rebounded further than their large-capitalization counterparts; in fact, the MSCI AC Asia ex Japan Small Cap Index outperformed the MSCI AC Asia ex Japan Large Cap Index by 44.76% in 2009. During the first half of 2009, the market transitioned from a "panic mode" back to a more rational state. Asia's economies demonstrated their strength and resilience, relative to those in other regions of the world. The return of a more stabilized credit market enabled small- to mid-size companies better access to financing. A reversal of investors' risk appetite along with improved liquidity led to a sharp market rally. In general, cyclical industries such as energy, commodities and real estate along with lower quality, highly leveraged companies performed very strongly. Because the Fund minimizes exposure to cyclical stocks, it underperformed its benchmark for the first half of the year. The Fund's relative performance improved in the second half of 2009 as investors returned to focusing on company fundamentals and growth prospects.

On a country basis, China, India and Taiwan were the Fund's top weightings throughout the year, and also accounted for the lion's share of its performance. China and India were among the few countries that still registered positive GDP growth in 2009, while Taiwan's closer economic ties with China reignited interest in its growth prospects. On a sector basis, top contributors to Fund performance came from holdings in the industrials, information technology and consumer discretionary sectors as they benefited most from the pickup in business activities and consumer spending.

During the year, we positioned the Fund to focus on companies that derive growth from Asia's domestic markets. We sought businesses with sustainable revenue streams, high returns on investments and conservative capital structures that could weather the crisis in the short term, and emerge as industry leaders in the long run. Some of the Fund's main contributors to performance were Chinese stocks that we consider "blue-chip companies in the making." Such notable holdings included Zhuzhou CSR Times Electric, a provider of railway electrical systems; Minth Group, a leading manufacturer of exterior auto-parts; and Golden Eagle Retail Group, a popular department store operator. While the financial crisis and contraction in demand had threatened the survival of some small companies, these firms still managed to reinvest in and expand their businesses as well as gain new customers.

The portfolio's fourth-largest holding, Singapore Airport Terminal Services (SATS), the main provider of ground handling and in-flight catering services in Singapore, grew more dominant, gaining market share and increasing its economies of scale in the process. During the downturn, another airport services operator shut its Singapore operations, leaving SATS with only one other competitor. Separately, SATS acquired an integrated food company in early 2009, aiming to expand it catering business beyond the aviation sector. Looking ahead, the acquisition should benefit SATS by diversifying its customer base and industry exposure. We feel that the firm is well-positioned as tourism and business activities improve in the region.

(continued)

50 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Return
	3 Months	1 Year	Inception 9/15/08
Matthews Asia Small Companies Fund	14.67%	103.00%	44.05%
MSCI All Country Asia ex Japan Small Cap Index[3]	12.10%	113.48%	34.33%
Lipper Pacific ex Japan Funds Category Average[4]	6.49%	71.34%	27.86%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	2.8%
Synnex Technology International Corp.	Taiwan	2.5%
Uni-President China Holdings, Ltd.	China/Hong Kong	2.5%
Singapore Airport Terminal Services, Ltd.	Singapore	2.4%
Vinda International Holdings, Ltd.	China/Hong Kong	2.2%
Dongbu Insurance Co., Ltd.	South Korea	2.1%
YES24 Co., Ltd.	South Korea	2.1%
Xinyi Glass Holdings Co., Ltd.	China/Hong Kong	2.0%
Richtek Technology Corp.	Taiwan	1.9%
KWG Property Holding, Ltd.	China/Hong Kong	1.9%
% OF ASSETS IN TOP TEN		22.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 51

COUNTRY ALLOCATION (%)

China/Hong Kong	30.6
India	19.3
Taiwan	16.5
South Korea	14.7
Singapore	11.1
Malaysia	3.2
Indonesia	1.4
Cash and Other Assets, Less Liabilities	3.2

SECTOR ALLOCATION (%)

Industrials	21.7
Consumer Discretionary	19.9
Information Technology	16.3
Financials	14.2
Consumer Staples	8.5
Health Care	7.6
Materials	6.5
Energy	1.2
Utilities	0.9
Cash and Other Assets, Less Liabilities	3.2

MARKET CAP EXPOSURE (%)7,8

Large Cap (Over $5B)	0.6
Mid Cap ($1B-$5B)	45.0
Small Cap (Under $1B)	51.2
Cash and Other Assets, Less Liabilities	3.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

India's Exide Industries, a leading manufacturer of batteries for automobiles and industrial usage, also performed well. With over 70% market share in the branded battery market and an extensive sales network, Exide continued to grow over the year. It benefits from an increasing demand for new automobiles and battery replacements in India, one of the world's largest auto markets. The company is able to control costs through in-house recycling of key raw materials, such as lead, thereby reducing the need to import lead from overseas.

However, not all of the Fund's holdings performed as well as we had hoped, and we sold several names that fell short of our expectations. Taiwan's largest online job search operator, 104 Corp., is one such firm. It failed to adapt to the pricing needs of employers during a difficult year, and its China expansion plans have yielded few results after years of investment.

During the economic downturn, many of Asia's small companies controlled costs by downsizing and streamlining staffing and operations. Many also took advantage of lower prices for raw materials to protect profit margins. The weak U.S. dollar, combined with improving consumer demand toward the end of 2009, boosted energy and metal prices to record high levels. As a result, we expect pressure on profit margins may manifest in the short to medium term. Another area of concern is that small companies may experience renewed challenges in gaining access to funding. Thus far, central banks in Asia have been supportive of a loose monetary policy; however, banks may reverse this accommodative stance amid looming concerns over excess liquidity and inflation. We will continue to closely monitor the potential for these external factors to negatively impact companies and market sentiment in the small-cap universe.

Looking ahead, we will continue to seek companies with strong fundamentals, particularly those likely to endure through strong franchises, growing brand value and pricing power. Our focus remains on investing in good businesses that can survive investments cycles, and going forward, we expect our investment universe to continue to expand. The resumption of the region's initial public offerings in June, as market conditions began stabilizing, indicated to us that entrepreneurial activities were healthy and that capital markets were also continuing to deepen—both important factors to increasing the breadth and depth of the small-cap universe.

52 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 96.8%

	Shares	Value
CHINA/HONG KONG: 30.6%
Uni-President China Holdings, Ltd.	3,675,000	$2,694,325
Vinda International Holdings, Ltd.	3,353,000	2,373,272
Xinyi Glass Holdings Co., Ltd.	2,468,000	2,224,295
KWG Property Holding, Ltd.	2,787,500	2,126,622
Yip's Chemical Holdings, Ltd.	2,514,000	2,048,543
Zhuzhou CSR Times Electric Co., Ltd. H Shares	976,000	1,991,637
Hengdeli Holdings, Ltd.	5,236,000	1,977,057
Minth Group, Ltd.	1,272,000	1,867,268
Kingdee International Software Group Co., Ltd.	7,638,000	1,700,897
AAC Acoustic Technologies Holdings, Inc.	1,006,000	1,651,740
Xingda International Holdings, Ltd.	3,459,000	1,610,373
Golden Eagle Retail Group, Ltd.	774,000	1,569,986
Wasion Group Holdings, Ltd.	1,472,000	1,529,985
PCD Stores, Ltd.[b]	3,654,900	1,418,894
Dalian Port PDA Co., Ltd. H Shares	3,612,000	1,388,795
China Green Holdings, Ltd.	1,248,000	1,181,835
Towngas China Co., Ltd.	2,448,000	982,273
Mindray Medical International, Ltd. ADR	26,800	909,056
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	260,000	866,507
Times, Ltd.	1,001,000	716,207
Sino-Ocean Land Holdings, Ltd.	748,500	687,259
Sany Heavy Equipment International Holdings Co., Ltd.[b]	33,000	41,753
Total China/Hong Kong		33,558,579
INDIA: 19.3%
Exide Industries, Ltd.	764,907	1,886,021
CMC, Ltd.	59,094	1,697,100
Sintex Industries, Ltd.	286,542	1,683,259
Thermax, Ltd.	123,967	1,614,720
Ipca Laboratories, Ltd.	69,276	1,550,356
Sun TV Network, Ltd.	202,493	1,483,072
Federal Bank, Ltd.	266,822	1,343,504
Sanghvi Movers, Ltd.	245,013	1,179,679
Page Industries, Ltd.	60,266	1,123,234
Jain Irrigation Systems, Ltd.	60,116	1,121,869
Emami, Ltd.[b]	105,274	1,111,066
Asian Paints, Ltd.	28,364	1,094,112
India Infoline, Ltd.	384,630	1,057,982
Container Corp. of India, Ltd.	37,557	1,054,229
CRISIL, Ltd.	10,292	984,357
Dabur India, Ltd.	203,265	689,966
Unitech, Ltd.	255,452	449,213
Emami Infrastructure, Ltd.	35,091	53,889
Total India		21,177,628

	Shares	Value
TAIWAN: 16.5%
St. Shine Optical Co., Ltd.	519,492	$3,100,921
Synnex Technology International Corp.	1,270,800	2,744,625
Richtek Technology Corp.	210,000	2,139,584
Pacific Hospital Supply Co., Ltd.	786,000	1,983,121
TXC Corp.	1,049,900	1,922,571
ACES Electronic Co., Ltd.	473,000	1,880,221
Everlight Electronic Co., Ltd.	425,046	1,596,098
Formosa International Hotels Corp.	116,700	1,492,146
Chroma ATE, Inc.	525,175	1,193,295
Total Taiwan		18,052,582
SOUTH KOREA: 14.7%
Dongbu Insurance Co., Ltd.	83,400	2,318,127
YES24 Co., Ltd.	245,490	2,291,573
Sung Kwang Bend Co., Ltd.	72,052	1,742,826
Korea Plant Service & Engineering Co., Ltd.	45,090	1,644,282
POSCO Refractories & Environment Co., Ltd.	31,315	1,343,552
Kiwoom Securities Co., Ltd.	35,605	1,280,837
MegaStudy Co., Ltd.	5,637	1,158,779
Modetour Network, Inc.[b]	47,283	1,126,174
Samsung Digital Imaging Co., Ltd.	29,580	1,117,852
Cheil Worldwide, Inc.	3,991	1,080,832
Korea Zinc Co., Ltd.	5,859	1,023,153
Total South Korea		16,127,987
SINGAPORE: 11.1%
Singapore Airport Terminal Services, Ltd.	1,347,000	2,617,391
Ascendas India Trust	2,750,000	1,900,713
Keppel Land, Ltd.	736,000	1,818,744
CSE Global, Ltd.	2,943,000	1,805,113
CapitaRetail China Trust, REIT	1,725,000	1,560,872
Tat Hong Holdings, Ltd.	1,883,000	1,400,247
Armstrong Industrial Corp., Ltd.	6,291,000	1,106,792
Total Singapore		12,209,872
MALAYSIA: 3.2%
Dialog Group BHD	4,008,742	1,535,118
KNM Group BHD	6,115,500	1,362,492
CB Industrial Product Holding BHD	778,400	662,097
Total Malaysia		3,559,707

matthewsasia.com | 800.789.ASIA 53

Matthews Asia Small Companies Fund  December 31, 2009

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
INDONESIA: 1.4%
PT Jasa Marga	5,752,500	$1,104,766
PT Bisi International[b]	2,804,500	402,181
Total Indonesia		1,506,947
TOTAL INVESTMENTS: 96.8%		106,193,302
(Cost $85,284,174c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.2%		3,532,259
NET ASSETS: 100.0%		$109,725,561

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $85,874,625 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,173,356
Gross unrealized depreciation	(854,679)
Net unrealized appreciation	$20,318,677

ADR  American Depositary Receipt

BHD  Berhad

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

54 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$130.4 million
NAV	$8.02
Total # of Positions	59

Fiscal Year 2009 Ratios

Portfolio Turnover	83.27%[1]
Gross Expense Ratio	1.40%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in technology-related industries and services.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Technology Fund

Portfolio Manager Commentary

For the year ending December 31, 2009, the Matthews Asian Technology Fund returned 70.28% while its benchmark, the MSCI/Matthews Asian Technology Index, gained 40.59%. For the fourth quarter, the Fund rose 7.08%, compared to a 2.70% increase for the benchmark. Overall, the year saw a recovery in Asia's technology sector after it fell to its lowest level in more than five years during the first quarter of 2009.

Asian technology stocks quickly rebounded on the back of government stimulus programs from around the world and easing concerns over the global financial crisis. China's demand for IT products, as well as the government's subsidies on technology purchases, such as computers and televisions, helped sentiment and led the sector's recovery.

The Fund has historically sought to invest in companies poised to benefit from growth in Asia's domestic consumption; this strategy paid off during 2009. The Fund's outperformance relative to the benchmark was due primarily to its overweight in China, and particularly in domestically oriented firms, such as Internet and software companies. The portfolio's holdings in the hardware sector also performed well as the demand outlook for technology products improved and inventory levels of various technology firms remained healthy. Our increased exposure to Taiwanese technology firms—a shift we made in the first quarter when valuations became more compelling—also benefited Fund performance in 2009.

Telecommunication services and Japanese consumer electronics were two areas that underperformed during the year. The telecommunication services sector generally outperformed in 2008, but underperformed in 2009 as investors' risk appetite grew. Japanese consumer electronics companies were negatively impacted by a strong yen as exports constitute a large part of their sales. However, we maintain a positive outlook for the global competitiveness of Japanese consumer electronics companies, especially in developed markets, and increased our holdings in these stocks during the last quarter of the year as valuations became attractive.

In 2009, we also added to our positions in technology-related health care companies. Asia is already the world's largest health care market in terms of number of patients, and we see great potential for the sector's long-term growth as per patient spending in Asia is still among the lowest globally. In 2008, U.S. health care spending per capita was approximately US$7,000. By comparison, per capita spending in Asia ex-Japan was only US$600.The Fund specifically seeks to focus on medical device makers as we believe these firms are well-poised to benefit from the industry's overall growth. That said, we expect to increase our exposure to the health care sector gradually as valuations in these industries remain high.

During the year, the biggest contributor to Fund performance was Baidu, China's leading online search service provider. We believe that Baidu has demonstrated a better understanding of both the Chinese consumer and local regulations than its competitors. While China has surpassed the U.S. in terms of its number of Internet users, with more than 300 million users, the penetration is only at approximately 22% of the total population in China, according to the World Bank. As China's Internet penetration rate rises, we expect Baidu to maintain its leadership position in the market. However, the relationship between the Chinese government and Internet firms, such as Google, raises questions about regulatory risk related to China's Internet industry. Another

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF DECEMBER 31, 2009

		Average Annual Total Return
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Matthews Asian Technology Fund	7.08%	70.28%	0.42%	8.03%	-1.78%	-1.64%
MSCI/Matthews Asian Technology Index[3]	2.70%	40.59%	-2.08%	4.69%	-6.32%	-6.31%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	7.89%	68.51%	0.75%	3.42%	-4.90%	-4.90%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 59 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	4.5%
Samsung Electronics Co., Ltd.	South Korea	3.9%
Hon Hai Precision Industry Co., Ltd.	Taiwan	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.0%
Sony Corp.	Japan	2.7%
Toshiba Corp.	Japan	2.7%
NHN Corp.	South Korea	2.6%
Infosys Technologies, Ltd.	India	2.4%
Tencent Holdings, Ltd.	China/Hong Kong	2.4%
ZTE Corp.	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN		30.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews Asian Technology Fund

Portfolio Manager Commentary (continued)

large contributor to Fund performance was Hon Hai Precision Industry, an electronics manufacturing services firm headquartered in Taiwan. Hon Hai provides manufacturing services to almost all major technology companies, including Apple and Sony. The firm manufactures a very broad set of products, ranging from mobile phones to gaming consoles, and the company is well-positioned to benefit from the technology sector's ongoing recovery.

Over the past few years, we have seen more innovation taking place in Asia and companies in the region are now market leaders in many emerging technologies. For example, Asian companies now manufacture more than 80% of the world's rechargeable lithium-ion batteries, and own the majority of related patents. Asian companies also lead the market for electronic display technology and are developing the next generation of displays. In addition, a Taiwanese company owns the main technology that is used in more than 90% of all electronic reading devices, or "e-readers," sold worldwide. The Fund has invested in these and other emerging technologies, and believes the growth prospects for Asian technology remain bright.

Asia is now the largest market for many of its own consumer technology products. Not only has the region become the biggest market for Internet services, it is also the largest market for mobile handsets and wireless telecommunication services. Furthermore, Asia is also expected to become the largest market for personal computers and LCD televisions. What is even more exciting about this trend is that the region's consumers are favoring Asian brands over competitors from the West.

It is important to note that some long-term risks remain. In addition to issues relating to China's control over Internet firms, there is also the risk of weak intellectual property (IP) protection, especially in the region's emerging countries, which can deter innovation. Another risk is that Asia's technology sector tends to trade on short-term investor sentiment and that can sometimes exaggerate stock movements and cause volatility. We believe that investing in the sector for the long term, can minimize some of these risks.

Looking ahead, we expect the global demand for technology products and services to steadily improve as the global economy continues to recover. The overall demand for technology products remains healthy in many emerging countries; however, in most developed countries the demand remains weak. Additionally, as government stimulus programs wane, there may be some risk that the global demand for technology products and services falls again. We remain focused on finding firms that can benefit from the region's long-term growth prospects and specifically, in two long-term trends: increasing Asian consumption and corporate IT spending. While we expect the sector to remain volatile over the short-term, we are optimistic about its long-term prospects.

We are pleased to announce that in December, the Fund marked its 10th year of operation. We reached this milestone as a result of the long-term commitment of our shareholders through some volatile market cycles. We thank you for your ongoing support and will continue to work hard on your behalf.

COUNTRY ALLOCATION (%)

China/Hong Kong	25.7
Taiwan	22.6
Japan	22.3
South Korea	16.4
India	6.7
United States	2.0
Indonesia	1.8
Philippines	1.1
Cash and Other Assets, Less Liabilities	1.4

SECTOR ALLOCATION (%)

Information Technology	66.2
Consumer Discretionary	11.9
Telecommunication Services	9.1
Health Care	4.7
Industrials	4.6
Materials	1.1
Financials	1.0
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	62.6
Mid Cap ($1B-$5B)	26.8
Small Cap (Under $1B)	9.2
Cash and Other Assets, Less Liabilities	1.4

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Asian Technology Fund  December 31, 2009

Schedule of Investmentsa

COMMON EQUITIES: 98.6%

	Shares	Value
CHINA/HONG KONG: 25.7%
Baidu, Inc. ADR[b]	14,400	$5,921,712
Tencent Holdings, Ltd.	147,200	3,183,600
ZTE Corp. H Shares	509,280	3,131,153
China Mobile, Ltd. ADR	59,000	2,739,370
Ctrip.com International, Ltd. ADR[b]	31,300	2,249,218
Mindray Medical International, Ltd. ADR	66,200	2,245,504
New Oriental Education & Technology Group, Inc. ADR[b]	25,500	1,928,055
ASM Pacific Technology, Ltd.	199,200	1,883,368
Kingdee International Software Group Co., Ltd.	7,478,000	1,665,267
Lenovo Group, Ltd.	2,584,000	1,601,363
Sohu.com, Inc.[b]	27,900	1,598,112
AAC Acoustic Technologies Holdings, Inc.	972,000	1,595,916
Shanda Games, Ltd. ADR[b]	147,800	1,506,082
NetEase.com, Inc. ADR[b]	37,700	1,417,897
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	268,000	893,169
Total China/Hong Kong		33,559,786
TAIWAN: 22.6%
Hon Hai Precision Industry Co., Ltd.	1,018,333	4,762,393
Taiwan Semiconductor Manufacturing Co., Ltd.	1,928,933	3,887,715
Richtek Technology Corp.	288,150	2,935,814
MediaTek, Inc.	157,156	2,730,516
Synnex Technology International Corp.	1,157,300	2,499,492
Acer, Inc.	674,780	2,024,834
ACES Electronic Co., Ltd.	456,000	1,812,644
Prime View International Co., Ltd.[b]	682,000	1,781,967
St. Shine Optical Co., Ltd.	261,000	1,557,946
Epistar Corp.	406,000	1,519,161
WPG Holdings Co., Ltd.	864,000	1,504,955
Chunghwa Telecom Co., Ltd.	660,038	1,230,988
TXC Corp.	637,000	1,166,471
Total Taiwan		29,414,896
JAPAN: 22.3%
Sony Corp.	122,700	3,567,107
Toshiba Corp.[b]	642,000	3,562,394
Canon, Inc.	70,000	2,977,693
Softbank Corp.	97,600	2,288,011
Fanuc, Ltd.	23,500	2,190,247
Disco Corp.	34,700	2,173,517
Nidec Corp.	23,000	2,125,727
Nippon Electric Glass Co., Ltd.	152,000	2,092,110
Tokyo Electron, Ltd.	24,300	1,559,770
Shinko Electric Industries Co., Ltd.	104,100	1,515,347
JSR Corp.	68,700	1,398,170
Keyence Corp.	6,480	1,344,883
Nikon Corp.	63,000	1,244,028
Wacom Co., Ltd.	482	1,051,196
Total Japan		29,090,200

	Shares	Value
SOUTH KOREA: 16.4%
Samsung Electronics Co., Ltd.	7,400	$5,074,402
NHN Corp.[b]	20,228	3,343,242
LG Electronics, Inc.	21,999	2,293,356
JVM Co., Ltd.[b]	61,129	1,932,582
Samsung Electro-Mechanics Co., Ltd.	20,343	1,870,877
SK Telecom Co., Ltd. ADR	112,900	1,835,754
LG Display Co., Ltd. ADR	105,400	1,784,422
Samsung SDI Co., Ltd.	12,985	1,653,431
Samsung Digital Imaging Co., Ltd.	41,237	1,558,379
Total South Korea		21,346,445
INDIA: 6.7%
Infosys Technologies, Ltd.	57,312	3,189,706
Exide Industries, Ltd.	628,792	1,550,404
Lupin, Ltd.	43,481	1,373,500
Sun TV Network, Ltd.	185,908	1,361,602
India Infoline, Ltd.	474,697	1,305,725
Total India		8,780,937
UNITED STATES: 2.0%
Cognizant Technology Solutions Corp., Class Ab	57,400	2,600,220
Total United States		2,600,220
INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	58,600	2,341,070
Total Indonesia		2,341,070
PHILIPPINES: 1.1%
Globe Telecom, Inc.	71,130	1,398,863
Total Philippines		1,398,863
TOTAL INVESTMENTS: 98.6%		128,532,417
(Cost $99,393,029c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		1,834,694
NET ASSETS: 100.0%		$130,367,111

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for Federal income tax purposes is $101,346,564 and net unrealized appreciation consists of:

Gross unrealized appreciation	$31,984,340
Gross unrealized depreciation	(4,798,487)
Net unrealized appreciation	$27,185,853

ADR  American Depositary Receipt

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2009. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2009, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 59

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of detemining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

60 MATTHEWS ASIA FUNDS

  December 31, 2009

	Beginning Account Value 7/01/09	Ending Account Value12/31/09	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/09–12/31/09[2]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,187.20	1.16%	$6.40
Hypothetical 5% Return	$1,000.00	$1,019.36	1.16%	$5.90
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,252.80	1.28%	$7.27
Hypothetical 5% Return	$1,000.00	$1,018.75	1.28%	$6.51
Matthews China Dividend Fund[3]
Actual Fund Return	$1,000.00	$1,001.32	1.50%	$1.32
Hypothetical 5% Return	$1,000.00	$1,003.07	1.50%	$1.32
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,195.50	1.20%	$6.64
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,274.90	1.10%	$6.31
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Matthews China Fund
Actual Fund Return	$1,000.00	$1,282.20	1.20%	$6.90
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
Matthews India Fund
Actual Fund Return	$1,000.00	$1,340.10	1.21%	$7.14
Hypothetical 5% Return	$1,000.00	$1,019.11	1.21%	$6.16
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,086.80	1.30%	$6.84
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,374.30	1.25%	$7.48
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,379.00	2.00%	$11.99
Hypothetical 5% Return	$1,000.00	$1,015.12	2.00%	$10.16
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$1,336.70	1.31%	$7.72
Hypothetical 5% Return	$1,000.00	$1,018.60	1.31%	$6.67

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

3  The Matthews China Dividend Fund commenced operations on November 30, 2009.

matthewsasia.com | 800.789.ASIA 61

Statements of Assets and Liabilities  December 31, 2009

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$2,393,330,065	$309,562,458	$6,775,372	$225,680,323	$3,505,965,210	$2,443,748,289
Affiliated issuers	83,156,338	—	—	—	—	78,400,031
Total investments	2,476,486,403	309,562,458	6,775,372	225,680,323	3,505,965,210	2,522,148,320
Cash	77,184,002	11,437,617	446,000	3,107,156	67,089,402	48,208,586
Segregated foreign currency at value (B)	2,504,833	—	—	—	1,284,920	—
Foreign currency at value (B)	1,030,239	154,921	11,648	9,896	163,861	—
Dividends and interest receivable	9,444,799	1,261,828	—	262,576	4,947,449	1,105,625
Receivable for securities sold	5,252,598	—	—	—	1,430,314	—
Receivable for capital shares sold	5,907,717	4,516,641	486,000	889,256	11,922,209	12,179,890
Due from Advisor (Note 3)	—	—	28,271	—	—	—
Deferred offering costs (Note 1-E)	—	—	31,072	—	—	—
Prepaid expenses and other assets	32,437	19,041	1,118	11,351	33,668	62,968
TOTAL ASSETS	2,577,843,028	326,952,506	7,779,481	229,960,558	3,592,837,033	2,583,705,389
LIABILITIES:
Payable for securities purchased	20,375,735	4,233,672	593,316	255,442	9,309,887	10,427,280
Payable for capital shares redeemed	7,518,932	363,798	—	1,787,971	2,286,149	4,595,959
Deferred tax liability (Note 1-D)	4,289	—	—	—	12,003,858	—
Due to Advisor (Note 3)	1,417,494	168,086	—	128,887	1,966,697	1,409,039
Administration and accounting fees payable	69,884	7,838	62	6,333	96,928	68,710
Administration and shareholder servicing fees payable	454,641	59,070	1,140	46,130	580,901	513,307
Professional fees payable	40,263	24,570	15,040	27,772	45,449	26,055
Trustees fees payable	662	970	—	100	671	441
Offering costs	—	—	20,946	—	—	—
Accrued expenses payable	550,158	91,156	14,519	57,407	801,482	659,289
TOTAL LIABILITIES	30,432,058	4,949,160	645,023	2,310,042	27,092,022	17,700,080
NET ASSETS	$2,547,410,970	$322,003,346	$7,134,458	$227,650,516	$3,565,745,011	$2,566,005,309
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	161,537,334	26,691,787	701,006	15,932,579	185,428,790	100,622,594
Net asset value, offering price and redemption price	$15.77	$12.06	$10.18	$14.29	$19.23	$25.50
NET ASSETS CONSIST OF:
Capital paid-in	$2,278,402,200	$288,172,452	$7,019,836	$250,612,864	$2,877,521,028	$1,995,310,147
Undistributed (distributions in excess of) net investment income (loss)	(7,490,172)	(4,122,176)	613	90,967	(19,578,638)	318,992
Undistributed/(accumulated) net realized gain (loss) on investments, and foreign currency related transactions	(68,528,874)	(18,779,341)	—	(82,830,487)	(195,616,603)	(47,451,784)
Net unrealized appreciation on investments, foreign currency transactions and deferred taxes	345,027,816	56,732,411	114,009	59,777,172	903,419,224	617,827,954
NET ASSETS	$2,547,410,970	$322,003,346	$7,134,458	$227,650,516	$3,565,745,011	$2,566,005,309
(A) Investments at cost:
Unaffiliated issuers	$2,055,891,604	$252,822,397	$6,661,391	$165,900,436	$2,590,562,912	$1,864,483,009
Affiliated issuers	75,571,639	—	—	—	—	39,837,131
Total investments at cost	$2,131,463,243	$252,822,397	$6,661,391	$165,900,436	$2,590,562,912	$1,904,320,140
(B) Foreign currency at cost	$3,536,138	$154,151	$11,532	$9,896	$1,449,262	$—

See accompanying notes to financial statements.

62 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$703,327,110	$87,639,849	$135,570,376	$106,193,302	$128,532,417
Affiliated issuers	—	—	—	—	—
Total investments	703,327,110	87,639,849	135,570,376	106,193,302	128,532,417
Cash	15,543,532	8,471	1,345,993	4,994,365	1,658,821
Segregated foreign currency at value (B)	—	—	—	—	—
Foreign currency at value (B)	396,670	1	—	401,005	—
Dividends and interest receivable	1,088,275	314,258	930,220	113,050	164,775
Receivable for securities sold	718,324	628,100	744,623	—	—
Receivable for capital shares sold	2,298,747	527,830	707,679	678,585	344,284
Due from Advisor (Note 3)	—	—	—	—	—
Deferred offering costs (Note 1-E)	—	—	—	—	—
Prepaid expenses and other assets	18,117	5,434	7,807	13,730	12,232
TOTAL ASSETS	723,390,775	89,123,943	139,306,698	112,394,037	130,712,529
LIABILITIES:
Payable for securities purchased	420,311	516,632	427,263	1,781,105	—
Payable for capital shares redeemed	1,230,883	156,304	337,471	63,195	172,047
Deferred tax liability (Note 1-D)	—	—	—	639,789	—
Due to Advisor (Note 3)	402,452	50,459	77,059	107,209	71,344
Administration and accounting fees payable	19,729	2,549	3,820	2,574	3,475
Administration and shareholder servicing fees payable	121,459	16,854	26,895	14,391	25,570
Professional fees payable	77,036	22,997	22,983	22,970	30,610
Trustees fees payable	186	106	59	—	50
Offering costs	—	—	—	—	—
Accrued expenses payable	193,356	24,306	40,580	37,243	42,322
TOTAL LIABILITIES	2,465,412	790,207	936,130	2,668,476	345,418
NET ASSETS	$720,925,363	$88,333,736	$138,370,568	$109,725,561	$130,367,111
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	44,265,822	8,095,849	32,087,009	6,947,475	16,256,918
Net asset value, offering price and redemption price	$16.29	$10.91	$4.31	$15.79	$8.02
NET ASSETS CONSIST OF:
Capital paid-in	$661,565,338	$156,658,985	$103,789,425	$89,700,619	$139,201,636
Undistributed (distributions in excess of) net investment income (loss)	(1,124,056)	1,174,149	(6,223)	(365,943)	(8,293)
Undistributed/(accumulated) net realized gain (loss) on investments, and foreign currency related transactions	(88,547,215)	(80,608,533)	128,849	122,941	(37,965,208)
Net unrealized appreciation on investments, foreign currency transactions and deferred taxes	149,031,296	11,109,135	34,458,517	20,267,944	29,138,976
NET ASSETS	$720,925,363	$88,333,736	$138,370,568	$109,725,561	$130,367,111
(A) Investments at cost:
Unaffiliated issuers	$554,298,068	$76,518,826	$101,113,754	$85,284,174	$99,393,029
Affiliated issuers	—	—	—	—	—
Total investments at cost	$554,298,068	$76,518,826	$101,113,754	$85,284,174	$99,393,029
(B) Foreign currency at cost	$396,050	$1	$—	$400,188	$—

matthewsasia.com | 800.789.ASIA 63

Statements of Operations  Year Ended December 31, 2009

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund*	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$53,695,712	$8,472,047	$2,479	$3,378,493	$37,910,595	$25,527,836
Dividends—Affiliated Issuers (Note 5)	2,406,240	—	—	—	—	855,083
Interest	26,629,542	286,786	—	—	—	—
Foreign withholding tax	(3,818,972)	(773,547)	—	(259,640)	(3,743,217)	(686,842)
TOTAL INVESTMENT INCOME	78,912,522	7,985,286	2,479	3,118,853	34,167,378	25,696,077
EXPENSES:
Investment advisory fees (Note 3)	11,768,584	1,243,079	2,392	1,221,346	15,346,132	10,678,650
Administration and accounting fees (Note 3)	308,692	32,562	62	32,059	402,575	280,167
Administration and shareholder servicing fees (Note 3)	4,313,957	451,032	1,141	449,671	5,142,778	3,980,615
Custodian fees	440,026	78,477	10,020	63,584	860,003	456,183
Insurance fees	37,743	4,266	—	6,075	42,193	27,072
Printing fees	258,931	45,000	400	25,600	261,678	367,232
Professional fees	92,912	44,230	15,040	52,663	111,183	67,780
Registration fees	166,762	46,196	45	31,139	148,554	131,488
Transfer agent fees	2,355,090	277,750	1,500	292,930	2,457,487	2,478,887
Trustees fees	85,576	10,000	—	10,459	104,009	71,481
Offering costs (Note 1-E)	—	—	2,765	—	—	—
Other expenses	149,175	59,970	2,675	56,632	152,996	116,896
TOTAL EXPENSES	19,977,448	2,292,562	36,040	2,242,158	25,029,588	18,656,451
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 3)	—	30,160	(30,662)	—	—	—
NET EXPENSES	19,977,448	2,322,722	5,378	2,242,158	25,029,588	18,656,451
NET INVESTMENT INCOME (LOSS)	58,935,074	5,662,564	(2,899)	876,695	9,137,790	7,039,626
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments— Unaffiliated Issuers	(36,585,716)	(12,975,051)	—	(25,576,077)	(22,893,868)	(29,077,187)
Net realized loss on investments—Affiliated Issuers	(429,218)	—	—	(13,133,538)	—	—
Net realized capital gain tax	260,167	(56,659)	—	4,469	45	—
Net realized gain (loss) on foreign currency related transactions	(514,307)	(30,565)	747	(87,975)	(1,635,801)	(183,531)
Net change in unrealized appreciation/depreciation on investments	552,997,605	72,576,441	113,981	98,161,377	1,192,670,569	862,559,470
Net change in deferred taxes on unrealized appreciation	(4,289)	—	—	—	(11,832,470)	—
Net change in unrealized appreciation/depreciation on foreign currency-related transactions	9,611	(16,755)	28	(3,104)	8,926	(371)
Net realized and unrealized gain on investments, foreign currency related transactions and deferred taxes	515,733,853	59,497,411	114,756	59,365,152	1,156,317,401	833,298,381
NET INCREASE IN NET ASSETS FROM OPERATIONS	$574,668,927	$65,159,975	$111,857	$60,241,847	$1,165,455,191	$840,338,007

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$6,280,173	$2,630,643	$1,197,181	$801,202	$1,562,831
Dividends—Affiliated Issuers (Note 5)	—	—	—	—	—
Interest	2,616,040	—	—	5,269	3,515
Foreign withholding tax	(6,778)	(184,161)	(204,942)	(68,398)	(244,410)
TOTAL INVESTMENT INCOME	8,889,435	2,446,482	992,239	738,073	1,321,936
EXPENSES:
Investment advisory fees (Note 3)	3,305,116	752,042	733,098	344,183	644,901
Administration and accounting fees (Note 3)	86,729	19,794	19,254	6,155	16,931
Administration and shareholder servicing fees (Note 3)	1,200,026	274,448	262,638	81,635	240,857
Custodian fees	309,941	29,879	42,494	103,405	61,197
Insurance fees	11,461	4,396	2,788	92	2,625
Printing fees	128,132	32,617	21,793	8,813	29,116
Professional fees	55,846	44,470	42,895	25,892	52,956
Registration fees	76,518	22,406	21,907	26,350	25,404
Transfer agent fees	790,617	161,779	180,827	54,596	176,914
Trustees fees	24,258	7,275	5,739	926	5,157
Offering costs (Note 1-E)	—	—	—	33,276	—
Other expenses	67,697	57,596	42,072	36,647	41,523
TOTAL EXPENSES	6,056,341	1,406,702	1,375,505	721,970	1,297,581
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 3)	—	—	—	(30,274)	—
NET EXPENSES	6,056,341	1,406,702	1,375,505	691,696	1,297,581
NET INVESTMENT INCOME (LOSS)	2,833,094	1,039,780	(383,266)	46,377	24,355
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments— Unaffiliated Issuers	(42,621,299)	(25,141,893)	1,293,610	1,183,179	(9,767,108)
Net realized loss on investments—Affiliated Issuers	—	—	—	—	—
Net realized capital gain tax	526,637	—	—	(53,676)	1,053
Net realized gain (loss) on foreign currency related transactions	(241,880)	61,558	(88,677)	(61,799)	(86,161)
Net change in unrealized appreciation/depreciation on investments	359,025,438	34,382,797	51,584,871	21,074,338	58,603,949
Net change in deferred taxes on unrealized appreciation	—	—	—	(635,975)	—
Net change in unrealized appreciation/depreciation on foreign currency-related transactions	41,724	(30,605)	(1,715)	(1,389)	637
Net realized and unrealized gain on investments, foreign currency related transactions and deferred taxes	316,730,620	9,271,857	52,788,089	21,504,678	48,752,370
NET INCREASE IN NET ASSETS FROM OPERATIONS	$319,563,714	$10,311,637	$52,404,823	$21,551,055	$48,776,725

matthewsasia.com | 800.789.ASIA 65

Statements of Changes in Net Assets

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$58,935,074	$57,121,713
Net realized gain (loss) on investments and foreign currency related transactions	(37,269,074)	97,126,605
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	553,007,216	(821,256,501)
Net change in deferred taxes on unrealized appreciation	(4,289)	—
Net increase (decrease) in net assets resulting from operations	574,668,927	(667,008,183)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(60,961,205)	(41,328,215)
Realized gains on investments	—	(152,469,801)
Net decrease in net assets resulting from distributions	(60,961,205)	(193,798,016)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	943,643,994	(323,206,605)
REDEMPTION FEES	347,176	317,302
Total increase (decrease) in net assets	1,457,698,892	(1,183,695,502)
NET ASSETS:
Beginning of year	1,089,712,078	2,273,407,580
End of year (including distributions in excess of net investment income of ($7,490,172) and ($5,209,901), respectively)	$2,547,410,970	$1,089,712,078
MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$5,662,564	$3,439,463
Net realized loss on investments and foreign currency related transactions	(13,062,275)	(5,566,940)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	72,559,686	(20,959,878)
Net increase (decrease) in net assets resulting from operations	65,159,975	(23,087,355)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,189,013)	(3,011,638)
Realized gains on investments	—	(142,300)
Net decrease in net assets resulting from distributions	(10,189,013)	(3,153,938)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	124,976,685	86,427,296
REDEMPTION FEES	104,220	141,421
Total increase in net assets	180,051,867	60,327,424
NET ASSETS:
Beginning of year	141,951,479	81,624,055
End of year (including undistributed/(distributions in excess of) net investment income of ($4,122,176) and $370,442, respectively)	$322,003,346	$141,951,479

See accompanying notes to financial statements.

66 MATTHEWS ASIA FUNDS

MATTHEWS CHINA DIVIDEND FUND	Period Ended December 31, 2009*
OPERATIONS:
Net investment loss	$(2,899)
Net realized gain on investments and foreign currency related transactions	747
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	114,009
Net increase in net assets resulting from operations	111,857
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	7,022,503
REDEMPTION FEES	98
Total increase in net assets	7,134,458
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $613)	$7,134,458

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

MATTHEWS ASIA PACIFIC FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$876,695	$3,129,713
Net realized loss on investments and foreign currency related transactions	(38,793,121)	(44,136,285)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	98,158,273	(122,047,621)
Net increase (decrease) in net assets resulting from operations	60,241,847	(163,054,193)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,712,448)	—
Realized gains on investments	—	(12,659,661)
Net decrease in net assets resulting from distributions	(3,712,448)	(12,659,661)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	3,023,527	(127,465,358)
REDEMPTION FEES	66,709	155,627
Total increase (decrease) in net assets	59,619,635	(303,023,585)
NET ASSETS:
Beginning of year	168,030,881	471,054,466
End of year (including undistributed net investment income of $90,967 and $2,965,080, respectively)	$227,650,516	$168,030,881

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$9,137,790	$28,838,219
Net realized loss on investments and foreign currency related transactions	(24,529,624)	(1,214,937)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,192,679,495	(1,663,543,511)
Net change in deferred taxes on unrealized appreciation	(11,832,470)	(171,388)
Net increase (decrease) in net assets resulting from operations	1,165,455,191	(1,636,091,617)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(26,580,408)	(25,721,709)
Realized gains on investments	—	(297,363,454)
Net decrease in net assets resulting from distributions	(26,580,408)	(323,085,163)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	1,223,811,012	(645,522,620)
REDEMPTION FEES	618,672	425,473
Total increase (decrease) in net assets	2,363,304,467	(2,604,273,927)
NET ASSETS:
Beginning of year	1,202,440,544	3,806,714,471
End of year (including distributions in excess of net investment income of ($19,578,638) and ($500,264), respectively)	$3,565,745,011	$1,202,440,544
MATTHEWS CHINA FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$7,039,626	$13,674,237
Net realized gain (loss) on investments and foreign currency related transactions	(29,260,718)	166,610,803
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	862,559,099	(1,123,566,150)
Net increase (decrease) in net assets resulting from operations	840,338,007	(943,281,110)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,595,986)	(12,907,246)
Realized gains on investments	—	(222,146,010)
Net decrease in net assets resulting from distributions	(6,595,986)	(235,053,256)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	949,569,226	(377,939,336)
REDEMPTION FEES	1,589,585	1,976,040
Total increase (decrease) in net assets	1,784,900,832	(1,554,297,662)
NET ASSETS:
Beginning of year	781,104,477	2,335,402,139
End of year (including undistributed net investment income of $318,992 and $58,882, respectively)	$2,566,005,309	$781,104,477

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

MATTHEWS INDIA FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$2,833,094	$1,284,842
Net realized loss on investments and foreign currency related transactions	(42,336,542)	(26,119,442)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	359,067,162	(716,872,965)
Net change in deferred taxes on unrealized appreciation	—	2,706,668
Net increase (decrease) in net assets resulting from operations	319,563,714	(739,000,897)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,170,390)	(3,800,136)
Realized gains on investments	(5,361,117)	(25,042,065)
Net decrease in net assets resulting from distributions	(9,531,507)	(28,842,201)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	93,020,027	(227,289,535)
REDEMPTION FEES	357,124	1,576,948
Total increase (decrease) in net assets	403,409,358	(993,555,685)
NET ASSETS:
Beginning of year	317,516,005	1,311,071,690
End of year (including distributions in excess of net investment income of ($1,124,056) and ($71,501), respectively)	$720,925,363	$317,516,005
MATTHEWS JAPAN FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$1,039,780	$1,446,185
Net realized loss on investments and foreign currency related transactions	(25,080,335)	(53,681,873)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	34,352,192	(5,961,085)
Net increase (decrease) in net assets resulting from operations	10,311,637	(58,196,773)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,466,218)	—
Realized gains on investments	—	(2,681,675)
Net decrease in net assets resulting from distributions	(2,466,218)	(2,681,675)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(43,296,044)	17,520,852
REDEMPTION FEES	110,632	171,094
Total decrease in net assets	(35,339,993)	(43,186,502)
NET ASSETS:
Beginning of year	123,673,729	166,860,231
End of year (including undistributed net investment income of $1,174,149 and $1,213,496, respectively)	$88,333,736	$123,673,729

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS KOREA FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment loss	$(383,266)	$(524,760)
Net realized gain on investments and foreign currency related transactions	1,204,933	8,040,061
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	51,583,156	(122,326,673)
Net increase (decrease) in net assets resulting from operations	52,404,823	(114,811,372)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,673,455)
Realized gains on investments	(5,234,879)	(7,207,688)
Net decrease in net assets resulting from distributions	(5,234,879)	(8,881,143)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	3,895,556	(39,546,578)
REDEMPTION FEES	51,933	70,799
Total increase (decrease) in net assets	51,117,433	(163,168,294)
NET ASSETS:
Beginning of year	87,253,135	250,421,429
End of year (including distributions in excess of net investment income of ($6,223) and $0, respectively)	$138,370,568	$87,253,135
MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2009	Year Ended December 31, 2008[1]
OPERATIONS:
Net investment income	$46,377	$2,686
Net realized gain (loss) on investments and foreign currency related transactions	1,067,704	(56,968)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	21,072,949	(165,216)
Net change in deferred taxes on unrealized appreciation	(635,975)	(3,814)
Net increase (decrease) in net assets resulting from operations	21,551,055	(223,312)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(303,466)	(5,234)
Realized gains on investments	(947,544)	—
Net decrease in net assets resulting from distributions	(1,251,010)	(5,234)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	86,137,752	3,388,549
REDEMPTION FEES	114,406	13,355
Total increase in net assets	106,552,203	3,173,358
NET ASSETS:
Beginning of year	3,173,358	—
End of year (including undistributed/(distributions in excess of) net investment income of ($365,943) and $6,470, respectively)	$109,725,561	$3,173,358

1  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

See accompanying notes to financial statements.

70 MATTHEWS ASIA FUNDS

MATTHEWS ASIAN TECHNOLOGY FUND	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$24,355	$128,371
Net realized loss on investments and foreign currency related transactions	(9,852,216)	(24,158,197)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	58,604,586	(90,630,615)
Net increase (decrease) in net assets resulting from operations	48,776,725	(114,660,441)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	7,072,491	(63,347,458)
REDEMPTION FEES	41,571	180,136
Total increase (decrease) in net assets	55,890,787	(177,827,763)
NET ASSETS:
Beginning of year	74,476,324	252,304,087
End of year (including undistributed net investment loss of ($8,293) and $0, respectively)	$130,367,111	$74,476,324

See accompanying notes to financial statements.

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Financial Highlights

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$11.50	$19.78	$18.68	$17.14	$15.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.48[1]	0.54[1]	1.07	0.46	0.45
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	4.23	(6.73)	2.93	3.47	2.02
Total from investment operations	4.71	(6.19)	4.00	3.93	2.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.42)	(0.90)	(0.62)	(0.43)
Net realized gains on investments	—	(1.67)	(2.00)	(1.77)	(0.72)
Total distributions	(0.44)	(2.09)	(2.90)	(2.39)	(1.15)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of year	$15.77	$11.50	$19.78	$18.68	$17.14
TOTAL RETURN	41.44%	(32.07%)	21.54%	23.38%	15.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,547,411	$1,089,712	$2,273,408	$2,021,363	$1,676,559
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.18%	1.16%	1.16%	1.20%	1.28%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%	1.16%	1.15%	1.19%	1.27%
Ratio of net investment income to average net assets	3.47%	3.19%	2.59%	2.27%	2.60%
Portfolio turnover	17.51%	25.16%	27.93%	28.37%	20.16%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund*

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,			Period Ended
	2009	2008	2007	Dec. 31, 2006[1]
Net Asset Value, beginning of period	$8.61	$12.00	$10.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32[2]	0.38[2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.67	(3.47)	1.67	0.77
Total from investment operations	3.99	(3.09)	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.30)	(0.27)	(0.02)
Net realized gains on investments	—	(0.02)	(0.45)	—
Total distributions	(0.55)	(0.32)	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 2)	0.01	0.02	0.01	—[3]
Net Asset Value, end of period	$12.06	$8.61	$12.00	$10.77
TOTAL RETURN	47.59%	(25.97%)	18.05%	7.90%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$322,003	$141,951	$81,624	$25,740
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.28%	1.35%	1.42%	2.93%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.30%	1.32%	1.39%	1.50%[5]
Ratio of net investment income to average net assets	3.16%	3.74%	2.66%	1.34%[5]
Portfolio turnover	32.41%	25.07%	26.95%	0.00%[4]

*  The Fund's name changed from Matthews Asia Pacific Equity Income Fund to Matthews Asia Dividend Fund on November 30, 2009.

1  The Matthews Asia Dividend Fund commenced operations on October 31, 2006.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

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Financial Highlights

Matthews China Dividend Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

Period Ended Dec. 31, 2009[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[2]	(0.01)
Net realized gain and unrealized appreciation/depreciation on investments and foreign currency	0.19
Total from investment operations	0.18
Paid-in capital from redemption fees (Note 2)	—[3]
Net Asset Value, end of period	$10.18
TOTAL RETURN	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,134
Ratio of expenses to average net assets before reimbursement, or waiver of expenses by Advisor (Note 3)	10.05%[5]
Ratio of expenses to average net assets after reimbursement, or waiver of expenses by Advisor	1.50%[5]
Ratio of net investment loss to average net assets	(0.81%)[5]
Portfolio turnover	0%[4]

1  The Matthews China Dividend Fund commenced operations on November 30, 2009.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$10.03	$17.29	$16.92	$14.89	$12.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06[1]	0.13[1]	0.09	0.07	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	4.44	(6.64)	2.02	2.50	2.30
Total from investment operations	4.50	(6.51)	2.11	2.57	2.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	—	(0.09)	(0.07)	(0.06)
Net realized gains on investments	—	(0.76)	(1.66)	(0.48)	—
Total distributions	(0.24)	(0.76)	(1.75)	(0.55)	(0.06)
Paid-in capital from redemption fees (Note 2)	—[2]	0.01	0.01	0.01	—[2]
Net Asset Value, end of year	$14.29	$10.03	$17.29	$16.92	$14.89
TOTAL RETURN	44.82%	(37.44%)	11.92%	17.39%	18.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$227,651	$168,031	$471,054	$449,699	$285,169
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.28%	1.23%	1.20%	1.26%	1.35%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%	1.23%	1.20%	1.24%	1.34%
Ratio of net investment income to average net assets	0.50%	0.93%	0.60%	0.47%	0.67%
Portfolio turnover	58.10%	37.10%	40.49%	40.45%	15.84%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

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Financial Highlights

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$11.05	$27.86	$23.71	$19.27	$15.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06[1]	0.24[1]	0.30	0.22	0.14
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	8.27	(13.31)	7.78	5.01	3.43
Total from investment operations	8.33	(13.07)	8.08	5.23	3.57
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.30)	(0.31)	(0.21)	(0.12)
Net realized gains on investments	—	(3.44)	(3.62)	(0.58)	(0.09)
Total distributions	(0.15)	(3.74)	(3.93)	(0.79)	(0.21)
Paid-in capital from redemption fees (Note 2)	—	—[2]	—[2]	—[2]	0.01
Net Asset Value, end of year	$19.23	$11.05	$27.86	$23.71	$19.27
TOTAL RETURN	75.37%	(46.12%)	33.66%	27.22%	22.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$3,565,745	$1,202,441	$3,806,714	$3,303,717	$2,031,995
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.13%	1.12%	1.11%	1.18%	1.31%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%	1.12%	1.10%	1.16%	1.31%
Ratio of net investment income to average net assets	0.41%	1.10%	1.12%	1.12%	1.10%
Portfolio turnover	13.22%	16.76%	24.09%	18.80%	3.03%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$14.34	$39.73	$24.16	$14.76	$14.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09[1]	0.30[1]	0.12	0.15	0.22
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	11.12	(19.78)	16.85	9.39	0.74
Total from investment operations	11.21	(19.48)	16.97	9.54	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.33)	(0.11)	(0.15)	(0.22)
Net realized gains on investments	—	(5.62)	(1.37)	—	—
Return of capital	—	—	—	—[2]	—
Total distributions	(0.07)	(5.95)	(1.48)	(0.15)	(0.22)
Paid-in capital from redemption fees (Note 2)	0.02	0.04	0.08	0.01	0.01
Net Asset Value, end of year	$25.50	$14.34	$39.73	$24.16	$14.76
TOTAL RETURN	78.30%	(48.95%)	70.14%	64.81%	6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,566,005	$781,104	$2,335,402	$966,528	$388,950
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.21%	1.23%	1.18%	1.27%	1.31%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%	1.23%	1.17%	1.26%	1.30%
Ratio of net investment income to average net assets	0.46%	1.03%	0.49%	0.96%	1.46%
Portfolio turnover	5.28%	7.91%	22.13%	11.65%	11.82%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

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Financial Highlights

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	Period Ended Dec. 31 2005[1]
Net Asset Value, beginning of period	$8.37	$24.44	$15.45	$11.32	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.07[2]	0.03[2]	(0.01)	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	8.06	(15.33)	9.87	4.11	1.33
Total from investment operations	8.13	(15.30)	9.86	4.10	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.11)	(0.21)	—	—
Net realized gains on investments	(0.12)	(0.69)	(0.68)	—	—
Total distributions	(0.22)	(0.80)	(0.89)	—	—
Paid-in capital from redemption fees (Note 2)	0.01	0.03	0.02	0.03	—[3]
Net Asset Value, end of period	$16.29	$8.37	$24.44	$15.45	$11.32
TOTAL RETURN	97.25%	(62.32%)	64.13%	36.48%	13.20%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$720,925	$317,516	$1,311,072	$669,643	$80,897
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.27%	1.29%	1.29%	1.41%	2.75%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.27%	1.29%	1.28%	1.41%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.59%	0.16%	(0.04%)	(0.08%)	(1.17%)[5]
Portfolio turnover	18.09%	26.68%	25.59%	21.57%	0.00%[4]

1  The Matthews India Fund commenced operations on October 31, 2005.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$10.19	$14.55	$17.29	$18.48	$16.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10[1]	0.11[1]	0.03	(0.08)	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.92	(4.26)	(1.86)	(1.12)	2.36
Total from investment operations	1.02	(4.15)	(1.83)	(1.20)	2.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	—	(0.01)	—	(0.03)
Net realized gains on investments	—	(0.22)	(0.91)	—	—
Total distributions	(0.31)	(0.22)	(0.92)	—	(0.03)
Paid-in capital from redemption fees (Note 2)	0.01	0.01	0.01	0.01	0.01
Net Asset Value, end of year	$10.91	$10.19	$14.55	$17.29	$18.48
TOTAL RETURN	10.06%	(28.38%)	(10.96%)	(6.44%)	14.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$88,334	$123,674	$166,860	$276,656	$367,618
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.31%	1.23%	1.24%	1.25%	1.29%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.31%	1.23%	1.23%	1.24%	1.28%
Ratio of net investment income (loss) to average net assets	0.97%	0.84%	(0.01%)	(0.29%)	(0.10%)
Portfolio turnover	126.75%	88.97%	45.51%	59.95%	20.88%

1  Calculated using the average daily shares method.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 79

Financial Highlights

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$2.75	$6.56	$6.23	$6.37	$4.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	(0.02)[1]	0.07	0.01	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.74	(3.48)	1.15	0.80	2.39
Total from investment operations	1.73	(3.50)	1.22	0.81	2.40
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.02)	(0.01)	—
Net realized gains on investments	(0.17)	(0.25)	(0.87)	(0.95)	(0.11)
Total distributions	(0.17)	(0.31)	(0.89)	(0.96)	(0.11)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	—[2]	0.01	—[2]
Net Asset Value, end of year	$4.31	$2.75	$6.56	$6.23	$6.37
TOTAL RETURN	62.92%	(52.66%)	18.90%	12.99%	58.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$138,371	$87,253	$250,421	$241,003	$269,925
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.30%	1.27%	1.21%	1.30%	1.35%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.30%	1.27%	1.21%	1.28%	1.35%
Ratio of net investment income (loss) to average net assets	(0.36%)	(0.34%)	1.17%	(0.09%)	0.27%
Portfolio turnover	52.47%	28.70%	24.20%	25.82%	10.13%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31, 2009	Period Ended Dec. 31, 2008[1]
Net Asset Value, beginning of period	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02[2]	0.01[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	8.04	(2.16)
Total from investment operations	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.02)
Net realized gains on investments	(0.15)	—
Total distributions	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 2)	0.04	0.06
Net Asset Value, end of period	$15.79	$7.89
TOTAL RETURN	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$109,726	$3,173
Ratio of expenses to average net assets before reimbursement, or waiver of expenses by Advisor (Note 3)	2.09%	14.31%[4]
Ratio of expenses to average net assets after reimbursement, or waiver of expenses by Advisor	2.00%	2.00%[4]
Ratio of net investment income to average net assets	0.13%	0.15%[4]
Portfolio turnover	21.39%	3.10%[3]

1  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

2  Calculated using the average daily shares method.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 81

Financial Highlights

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$4.71	$9.80	$7.92	$6.53	$5.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—[1,2]	0.01[1]	—[2]	(0.02)	—[2]
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.31	(5.11)	1.87	1.40	1.08
Total from investment operations	3.31	(5.10)	1.87	1.38	1.08
Paid-in capital from redemption fees (Note 2)	—[2]	0.01	0.01	0.01	—[2]
Net Asset Value, end of year	$8.02	$4.71	$9.80	$7.92	$6.53
TOTAL RETURN	70.28%	(51.94%)	23.74%	21.29%	19.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$130,367	$74,476	$252,304	$129,819	$50,426
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.40%	1.33%	1.26%	1.41%	1.49%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.40%	1.33%	1.25%	1.39%	1.48%
Ratio of net investment income (loss) to average net assets	0.30%	0.08%	(0.30%)	(0.29%)	0.08%
Portfolio turnover	83.27%	44.84%	33.21%	34.77%	29.76%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Matthews Asia Funds, formerly known as Matthews Asian Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently issues eleven separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund (formerly known as Matthews Asia Pacific Equity Income Fund), Matthews China Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asian Technology Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The Funds' equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2009, Level 3 Securities consist primarily of international bonds that trade in over-the-counter markets. As described in Note 1-A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

matthewsasia.com | 800.789.ASIA 83

Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of December 31, 2009 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$57,637,172	$9,936,020	$14,355,751	$279,908,328
India	—	—	1,170,720	29,002,640
Indonesia	40,077,840	4,110,855	—	11,014,215
Japan	—	—	1,063,212	—
South Korea	24,762,891	5,630,838	—	96,482,234
Taiwan	56,391,466	7,249,020	—	—
United Kingdom	59,757,987	4,949,189	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	45,733,160	10,647,577	13,875,317	—
China/Hong Kong	502,459,932	71,126,383	48,273,463	1,004,937,891
India	—	—	15,046,898	615,325,145
Indonesia	—	11,063,492	15,361,214	206,854,653
Japan	254,459,559	61,984,395	70,548,020	—
Malaysia	—	14,441,213	3,261,121	163,364,078
New Zealand	—	—	1,432,682	—
Philippines	32,094,600	9,477,972	—	41,809,827
Singapore	294,974,656	15,248,671	7,172,048	128,325,337
South Korea	108,713,682	21,731,352	8,786,494	476,203,719
Taiwan	99,957,883	26,183,167	14,215,570	290,188,271
Thailand	66,732,760	24,542,846	7,651,599	151,019,699
United Kingdom	—	2,913,497	—	—
Vietnam	3,161,851	—	—	11,529,173
Preferred Equities:
South Korea	78,135,745	—	3,466,214	—
Warrants:
India	6,040,036	—	—	—
Level 3: Significant Unobservable Inputs
International Bonds	745,395,183	8,325,971	—	—
Total Market Value of Investments	$2,476,486,403	$309,562,458	$225,680,323	$3,505,965,210

84 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$44,295	$95,552,811	$—	$—	$—
Consumer Staples	—	—	—	—	2,747,118
Energy	358,430	—	—	—	—
Financials	328,103	9,997,605	32,054,090	—	1,350,220
Health Care	—	28,644,355	—	—	4,870,116
Industrials	—	174,605	—	—	—
Information Technology	—	69,154,596	10,400,653	—	2,476,859
Materials	—	—	—	—	4,955,580
Telecommunication Services	654,168	19,078,087	—	—	2,459,332
Utilities	—	18,572,287	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	786,918	550,022,936	83,509,892	12,316,832	29,733,802
Consumer Staples	321,910	288,153,489	41,084,834	4,868,838	8,845,770
Energy	118,931	160,688,434	29,785,137	—	1,454,188
Financials	1,071,726	483,805,369	156,298,336	21,037,595	24,275,257
Health Care	400,777	21,369,856	50,139,920	5,155,871	1,240,612
Industrials	615,470	307,630,969	149,532,770	18,159,449	14,243,221
Information Technology	793,064	253,852,377	59,614,060	20,295,478	23,249,501
Materials	—	17,681,770	19,769,164	1,419,651	7,761,233
Telecommunication Services	209,505	71,013,945	15,504,992	4,386,135	3,104,192
Utilities	1,072,075	126,754,829	34,551,013	—	—
Preferred Equities:
Financials	—	—	—	—	1,301,949
Information Technology	—	—	—	—	1,501,426
Level 3: Significant Unobservable Inputs
Common Equities:
Financials	—	—	326,609	—	—
International Bonds	—	—	20,755,640	—	—
Total Market Value of Investments	$6,775,372	$2,522,148,320	$703,327,110	$87,639,849	$135,570,376

	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$2,369,703	$19,605,950
Indonesia	—	2,341,070
South Korea	—	3,620,176
United States	—	2,600,220
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	31,188,876	13,953,836
India	21,123,739	8,780,937
Indonesia	1,506,947	—
Japan	—	29,090,200
Malaysia	3,559,707	—
Philippines	—	1,398,863
Singapore	12,209,872	—
South Korea	16,127,987	17,726,269
Taiwan	18,052,582	29,414,896
Level 3: Significant Unobservable Inputs
Common Equities:
India	53,889	—
Total Market Value of Investments	$106,193,302	$128,532,417

matthewsasia.com | 800.789.ASIA 85

Notes to Financial Statements (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund	Matthews India Fund	Matthews Asia Small Companies Fund
	International Bonds	International Bonds	International Bonds	Common Equities — Financials	Common Equities — India
Balance as of 12/31/08 (market value)	$368,908,419	$2,803,227	$15,405,773	$—	$—
Accrued discounts/premiums	20,308,241	171,514	2,353,969	—	—
Realized gain/(loss)	(2,826,050)	136,018	2,106,588	—	—
Change in unrealized appreciation/ depreciation	117,993,915	845,286	3,368,410	66,793	9,478
Net purchases/(sales)	241,010,658	4,369,926	(2,479,100)	259,816	44,411
Transfers in and/or out of Level 3	—	—	—	—	—
Balance as of 12/31/09 (market value)	$745,395,183	$8,325,971	$20,755,640	$326,609	$53,889
Net change in unrealized appreciation/ depreciation on Level 3 investments held as of 12/31/09*	$109,952,753	$845,285	$4,111,455	$66,793	$9,478

*  Included in the related amounts on the Statements of Operations.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economical, social and religious instability of the country of the issuer or other countries in the region, adverse diplomatic developments and the possibility of disruption to international trade patterns. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Securities of many foreign companies may be less liquid and their prices more volatile. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Individual foreign economies may differ from the economy of the United States in many ways, including the growth of gross domestic products, rates of inflation, capital reinvestments, resource self-sufficiency, and balance of payments positions. Some non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges.

D.  FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2009. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of December 31, 2009, the Matthews Asian Growth and Income Fund, Matthews Pacific Tiger Fund and Matthews Asia Small Companies Fund have recorded a payable of $4,289, $12,003,858 and $639,789, respectively, as an estimate for potential future India capital gains taxes.

China has recently adopted certain revisions to its tax laws and regulations that may result in holdings of the Funds in companies headquartered in China (whether A shares, B shares, H shares or shares traded in depositary receipt form) being subject to withholding taxes on dividends and other income. While the application of these changes to the Funds' remains subject to clarification, to the extent that such taxes are imposed on holdings of the Funds in companies headquartered in China, or withholding is imposed, the Funds' returns would be adversely impacted. The Funds consider the impact of a country's tax laws and regulations, as well as withholding, when considering investment decisions.

Management has analyzed the Funds tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds financial statements. The Funds federal and

86 MATTHEWS ASIA FUNDS

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asian Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

YEAR ENDED DECEMBER 31, 2009	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$60,961,205	$—	$60,961,205
Matthews Asia Dividend Fund	10,189,013	—	10,189,013
Matthews Asia Pacific Fund	3,712,448	—	3,712,448
Matthews Pacific Tiger Fund	26,580,408	—	26,580,408
Matthews China Fund	6,595,986	—	6,595,986
Matthews India Fund	4,170,406	5,361,101	9,531,507
Matthews Japan Fund	2,466,218	—	2,466,218
Matthews Korea Fund	—	5,234,879	5,234,879
Matthews Asia Small Companies Fund	1,251,010	—	1,251,010
YEAR ENDED DECEMBER 31, 2008	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$46,939,388	$146,858,628	$193,798,016
Matthews Asia Dividend Fund	3,061,632	92,307	3,153,939
Matthews Asia Pacific Fund	589,467	12,070,194	12,659,661
Matthews Pacific Tiger Fund	33,450,241	289,634,922	323,085,163
Matthews China Fund	13,004,926	222,048,330	235,053,256
Matthews India Fund	4,953,902	23,888,299	28,842,201
Matthews Japan Fund	29	2,681,646	2,681,675
Matthews Korea Fund	1,673,243	7,207,898	8,881,141
Matthews Asia Small Companies Fund	5,235	—	5,235

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while Trust level expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in Other expenses on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

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Notes to Financial Statements (continued)

2.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Shares sold	90,611,648	$1,251,164,099	21,899,058	$328,702,177
Shares issued through reinvestment of distributions	3,866,007	56,619,667	14,082,294	183,071,148
Shares redeemed	(27,730,103)	(364,139,772)	(56,110,939)	(834,979,930)
Net increase (decrease)	66,747,552	$943,643,994	(20,129,587)	($323,206,605)
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Shares sold	18,522,977	$197,768,100	14,488,000	$132,923,382
Shares issued through reinvestment of distributions	892,613	9,454,356	301,620	2,985,343
Shares redeemed	(9,206,330)	(82,245,771)	(5,108,990)	(49,481,429)
Net increase	10,209,260	$124,976,685	9,680,630	$86,427,296

	Period Ended December 31, 2009*
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount
Shares sold	701,503	$7,027,389
Shares issued through reinvestment of distributions	-	-
Shares redeemed	(497)	(4,886)
Net increase	701,006	$7,022,503

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS ASIA PACIFIC FUND	Shares	Amount	Shares	Amount
Shares sold	8,060,298	$99,703,728	4,889,230	$68,077,616
Shares issued through reinvestment of distributions	235,615	3,411,707	969,733	9,357,976
Shares redeemed	(9,119,800)	(100,091,908)	(16,349,415)	(204,900,950)
Net increase (decrease)	(823,887)	$3,023,527	(10,490,452)	($127,465,358)
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Shares sold	110,513,779	$1,710,149,408	19,644,970	$353,833,666
Shares issued through reinvestment of distributions	964,998	18,306,012	25,829,966	269,180,612
Shares redeemed	(34,894,575)	(504,644,408)	(73,247,167)	(1,268,536,898)
Net increase (decrease)	76,584,202	$1,223,811,012	(27,772,231)	($645,522,620)
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Shares sold	67,632,449	$1,395,811,306	18,251,837	$493,677,884
Shares issued through reinvestment of distributions	253,434	6,406,676	15,859,820	227,429,542
Shares redeemed	(21,738,238)	(452,648,756)	(38,423,260)	(1,099,046,762)
Net increase (decrease)	46,147,645	$949,569,226	(4,311,603)	($377,939,336)

88 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Shares sold	16,867,471	$216,332,772	17,545,512	$335,946,623
Shares issued through reinvestment of distributions	569,533	9,186,402	3,513,386	27,932,026
Shares redeemed	(11,092,885)	(132,499,147)	(36,786,710)	(591,168,184)
Net increase (decrease)	6,344,119	$93,020,027	(15,727,812)	($227,289,535)
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Shares sold	4,372,850	$41,047,221	10,668,491	$133,481,261
Shares issued through reinvestment of distributions	196,404	2,164,373	212,615	2,066,617
Shares redeemed	(8,609,002)	(86,507,638)	(10,211,602)	(118,027,026)
Net increase (decrease)	(4,039,748)	($43,296,044)	669,504	$17,520,852
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Shares sold	6,981,091	$25,016,110	6,335,159	$27,007,960
Shares issued through reinvestment of distributions	1,182,569	5,014,485	3,519,633	8,410,812
Shares redeemed	(7,765,520)	(26,135,039)	(16,351,965)	(74,965,350)
Net increase (decrease)	398,140	$3,895,556	(6,497,173)	($39,546,578)
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Shares sold	7,498,692	$97,918,511	488,968	$4,048,615
Shares issued through reinvestment of distributions	78,594	1,216,628	655	4,960
Shares redeemed	(1,032,135)	(12,997,387)	(87,299)	(665,026)
Net increase	6,545,151	$86,137,752	402,324	$3,388,549
	Year Ended December 31, 2009		Year Ended December 31, 2008
MATTHEWS ASIAN TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Shares sold	4,939,270	$33,834,530	6,537,904	$53,738,475
Shares redeemed	(4,484,328)	(26,762,039)	(16,482,244)	(117,085,933)
Net increase (decrease)	454,942	$7,072,491	(9,944,340)	($63,347,458)

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. Pursuant to an investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds, pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than the Matthews Asia Small Companies Fund, pays Matthews 0.75% of their aggregate annual average daily net assets from $0 to $2 billion, 0.6834% on their annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% on their annual aggregate average daily net assets over $5 billion. The Matthews Asia Small Companies Fund pay Matthews an annual fee of 1.00% of its annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelth (1/12) of the management fee of the Fund's average daily net asset value for each month in arrears.

Under a written agreement between the Funds and Matthews, Matthews agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia

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Notes to Financial Statements (continued)

Small Companies Fund and Matthews Asian Technology Fund, the level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Pacific Fund and Matthews Pacific Tiger Fund, the level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, the level is 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount not to exceed its expense limitation. For each Fund, other than the Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least August 31, 2010. For the Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least April 30, 2012 and November 30, 2012, respectively. These agreements may be extended for additional periods for each of the Funds. At December 31, 2009, Matthews Asia Dividend Fund had $34,648 available for recoupment, of which $10,105 expires in 2010 and $24,543 expires in 2011. At December 31, 2009, Matthews Asia Small Companies Fund had $94,607 available for recoupment, of which $64,333 expires in 2011 and $30,274 expires in 2012. At December 31, 2009, Matthews China Dividend Fund had $30,662 available for recoupment which expires in 2012.

Investment advisory fees charged and waived and fees recaptured for the year ended December 31, 2009, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee
Matthews Asian Growth and Income Fund	$11,768,584	$—	$—	$11,768,584
Matthews Asia Dividend Fund	1,243,079	—	30,160	1,273,239
Matthews China Dividend Fund	2,392	(30,662)	—	(28,270)
Matthews Asia Pacific Fund	1,221,346	—	—	1,221,346
Matthews Pacific Tiger Fund	15,346,132	—	—	15,346,132
Matthews China Fund	10,678,650	—	—	10,678,650
Matthews India Fund	3,305,116	—	—	3,305,116
Matthews Japan Fund	752,042	—	—	752,042
Matthews Korea Fund	733,098	—	—	733,098
Matthews Asia Small Companies Fund	344,183	(30,274)	—	313,909
Matthews Asian Technology Fund	644,901	—	—	644,901

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $298,450 in aggregate for regular compensation during the year ended December 31, 2009; no special compensation was paid during this period.

The Funds have an administration and shareholder servicing agreement, pursuant to which, the Funds pay the Advisor for Administration and shareholder servicing activities based on each Fund's aggregate average daily net assets. The fee is charged at a rate of 0.25% of the aggregate average daily net assets in the Trust between $0 and $2 billion, 0.1834% of aggregate average daily net assets in the Trust between $2 billion and $5 billion, 0.15% of the aggregate average daily net assets in the Trust between $5 billion and $7.5 billion and 0.125% of aggregate average daily net assets in the Trust over $7.5 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2009, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asian Growth and Income Fund	$3,247,550
Matthews Asia Dividend Fund	343,782
Matthews China Dividend Fund	608
Matthews Asia Pacific Fund	340,372
Matthews Pacific Tiger Fund	4,207,210
Matthews China Fund	2,930,995
Matthews India Fund	911,032
Matthews Japan Fund	212,715
Matthews Korea Fund	203,791
Matthews Asia Small Companies Fund	62,808
Matthews Asian Technology Fund	179,039

90 MATTHEWS ASIA FUNDS

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Fund's prospectus. Fees accrued to pay to such service providers for the year ended December 31, 2009 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$2,165,128	$1,066,407	$3,231,535
Matthews Asia Dividend Fund	217,750	107,250	325,000
Matthews China Dividend Fund	1,081	533	1,614
Matthews Asia Pacific Fund	221,911	109,299	331,210
Matthews Pacific Tiger Fund	1,899,487	935,568	2,835,055
Matthews China Fund	2,131,047	1,049,620	3,180,667
Matthews India Fund	586,746	288,994	875,740
Matthews Japan Fund	125,338	61,733	187,071
Matthews Korea Fund	119,477	58,847	178,324
Matthews Asia Small Companies Fund	38,225	18,827	57,052
Matthews Asian Technology Fund	125,509	61,818	187,327

PNC Global Investment Servicing (U.S.) Inc. ("PNCGIS"), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Trust's administrator, and in that capacity, performs various administrative and accounting services for each Fund. PNCGIS also serves as the Trust's transfer agent, dividend disbursing agent and registrar. An officer of PNCGIS serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2009 were as follows:

Administration and Accounting Fees
Matthews Asian Growth and Income Fund	$308,692
Matthews Asia Dividend Fund	32,562
Matthews China Dividend Fund	62
Matthews Asia Pacific Fund	32,059
Matthews Pacific Tiger Fund	402,575
Matthews China Fund	280,167
Matthews India Fund	86,729
Matthews Japan Fund	19,794
Matthews Korea Fund	19,254
Matthews Asia Small Companies Fund	6,155
Matthews Asian Technology Fund	16,931

Brown Brothers Harriman & Co. serves as custodian to the Trust. PFPC Distributors, Inc., (the "Distributor"), an indirect wholly owned subsidiary of The PNC Financial Services Group, (the "Distributor"), serves as the Fund's Distributor pursuant to an Underwriting Agreement.

4.  INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2009, excluding short-term investments, were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asian Growth and Income Fund	$26,692,182	$429,218	$1,135,367,938	$287,882,808
Matthews Asia Dividend Fund	—	—	169,642,924	57,491,191
Matthews China Dividend Fund	—	—	6,661,391	—
Matthews Asia Pacific Fund	—	13,133,538	101,306,858	89,191,510
Matthews Pacific Tiger Fund	—	—	1,429,043,689	286,939,827
Matthews China Fund	9,953,054	—	985,094,181	79,985,370
Matthews India Fund	—	—	150,968,870	84,749,683
Matthews Japan Fund	—	—	132,963,090	177,941,685
Matthews Korea Fund	—	—	54,598,547	57,772,799
Matthews Asia Small Companies Fund	—	—	88,676,097	7,649,919
Matthews Asian Technology Fund	—	—	81,900,360	76,487,840

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Notes to Financial Statements (continued)

5.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2009, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2009 is set forth below:

	Shares Held at Dec. 31, 2008	Shares Purchased	Shares Sold	Shares Held at Dec. 31, 2009	Value at Dec. 31, 2009	Dividend Income Jan.1, 2009– Dec. 31, 2009
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
I-CABLE Communications, Ltd.	129,832,000	—	1,753,000	128,079,000	$18,768,537	$—
GS Home Shopping, Inc.	—	388,299	—	388,299	28,572,175	994,618
Vitasoy International Holdings, Ltd.	41,197,000	10,100,000	—	51,297,000	35,815,626	1,411,622
Total Affiliates					$83,156,338	$2,406,240
MATTHEWS ASIA PACIFIC FUND
Name of Issuer:
Funai Zaisan Consultants Co., Ltd.*	7,081	—	7,081	—	$—	$—
Total Affiliates					$—	$—
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.	120,330,000	—	—	120,330,000	$26,796,138	$341,580
Lianhua Supermarket Holdings Co., Ltd. H Shares	12,995,000	4,155,000	—	17,150,000	51,603,893	513,503
Total Affiliates					$78,400,031	$855,083

*  Issuer was not an affiliated company as of December 31, 2009.

6.  SHORT-TERM BORROWINGS

The Funds were a party to a $75,000,000 credit agreement with a group of lenders, which expired October 6, 2009. The Funds were able to borrow under the credit agreement, if necessary, to fund shareholder redemptions to allow the Funds to manage the sale of portfolio holdings at times that the Advisor believed such sales would had been unfavorable to shareholders. Each Fund was able to borrow up to the maximum amount allowable under the Funds current Prospectus and Statement of Additional Information. The Funds paid a commitment fee of 0.12% per annum based on each Fund's pro rata share of the unused portion of the credit agreement, which is included in Other expenses in the Statements of Operations as well as other certain related fees. Amounts borrowed under the credit agreement would bear an interest rate equal to the Federal Funds Rate plus 0.50%. The Funds did not borrow under the credit agreement during the year ended December 31, 2009. The credit agreement was not renewed.

7.  FEDERAL INCOME TAX INFORMATION

As of December 31, 2009, the components of accumulated earnings/(deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Post October Capital Losses**
Matthews Asian Growth and Income Fund	$2,661,873	$—	($64,043,804)	$—
Matthews Asia Dividend Fund	673,586	—	(17,572,254)	—
Matthews China Dividend Fund	3,691	—	—	—
Matthews Asia Pacific Fund	2,855,163	—	(82,339,492)	(251,590)
Matthews Pacific Tiger Fund	1,104,889	—	(194,447,297)	—
Matthews China Fund	319,409	—	(44,320,615)	—
Matthews India Fund	6,198,631	—	(84,698,767)	(549,463)
Matthews Japan Fund	2,536,490	—	(80,527,804)	—
Matthews Korea Fund	—	867,841	—	—
Matthews Asia Small Companies Fund	306,547	64,912	—	—
Matthews Asian Technology Fund	—	—	(36,011,673)	—

92 MATTHEWS ASIA FUNDS

	Post October Currency Losses**	Other Temporary Differences	Unrealized Appreciation***	Total Accumulated Earnings/(Deficit)
Matthews Asian Growth and Income Fund	($150,834)	$—	$330,541,535	$269,008,770
Matthews Asia Dividend Fund	(14,963)	(54,728)	50,799,253	33,830,894
Matthews China Dividend Fund	—	—	110,931	114,622
Matthews Asia Pacific Fund	(3,181)	—	56,776,752	(22,962,348)
Matthews Pacific Tiger Fund	(103,768)	—	881,670,159	688,223,983
Matthews China Fund	(416)	—	614,696,784	570,695,162
Matthews India Fund	(5,874)	(27,205)	138,442,703	59,360,025
Matthews Japan Fund	—	—	9,666,065	(68,325,249)
Matthews Korea Fund	(6,223)	—	33,719,525	34,581,143
Matthews Asia Small Companies Fund	(24,010)	—	19,677,493	20,024,942
Matthews Asian Technology Fund	(8,293)	—	27,185,441	(8,834,525)

**  Under current tax law capital and currency losses realized after October 31 and prior to the Funds' fiscal year end may be deferred as occurring on the first day of the following fiscal year.

***  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2009, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2010	2016	2017	Total
Matthews Asian Growth and Income Fund	$—	$—	$64,043,804	$64,043,804
Matthews Asia Dividend Fund	—	1,466,788	16,105,466	17,572,254
Matthews Asia Pacific Fund	—	24,090,517	58,248,975	82,339,492
Matthews Pacific Tiger Fund	—	—	194,447,297	194,447,297
Matthews China Fund	—	—	44,320,615	44,320,615
Matthews India Fund	—	—	84,698,767	84,698,767
Matthews Japan Fund	—	36,495,378	44,032,426	80,527,804
Matthews Asian Technology Fund	3,461,198	17,493,413	15,057,062	36,011,673

The Matthews Asia Small Companies Fund utilized $7,715 in capital loss carryforward. Matthews Asian Technology Fund had $5,967,059 in capital loss carryforward that expired in the current year.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributable to net realized gains on PFICs, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends-paid deduction for income tax purposes, foreign currency gain reclassification, write-off of net operating losses, application of foreign tax credit to short-term gain and recharacterization of distributions. For the year ended December 31, 2009, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-In-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Realized Gain/(Loss)
Matthews Asian Growth and Income Fund	$—	($254,140)	$254,140
Matthews Asia Dividend Fund	78,366	33,831	(112,197)
Matthews China Dividend Fund	(2,765)	3,512	(747)
Matthews Asia Pacific Fund	—	(38,360)	38,360
Matthews Pacific Tiger Fund	—	(1,635,756)	1,635,756
Matthews China Fund	—	(183,530)	183,530
Matthews India Fund	—	284,741	(284,741)
Matthews Japan Fund	—	1,387,091	(1,387,091)
Matthews Korea Fund	(465,720)	377,043	88,677
Matthews Asia Small Companies Fund	56,850	(115,324)	58,474
Matthews Asian Technology Fund	(6,019,519)	(32,648)	6,052,167

8.  SUBSEQUENT EVENTS

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly owned subsidiary of PNC. The Stock Sale includes PNCGIS and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Management has evaluated the impact of all subsequent events on the Funds through February 23, 2010, the date the financial statements were issued, and has determined that there were no additional subsequent events that require recognition or disclosure in the financial statements. Management is evaluating the impact of the Stock Sale and will monitor any impact on the Trust.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews Asian Technology Fund (each a portfolio comprising the Matthews Asia Funds, hereafter referred as the "Funds") at December 31, 2009, and the results of each of their operations for the period then ended, the changes in net assets for the two years in the period then ended and the financial highlights for the three years in the period then ended for Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, and Matthews Asian Technology Fund, the changes in net assets for the two years in the period then ended and the financial highlights for the two years in the period then ended for Matthews Asia Small Companies Fund, and the changes in net assets and the financial highlights for the period then ended for Matthews China Dividend Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2007, the financial highlights for each of the periods presented through December 31, 2006 were audited by another independent registered public accounting firm whose report dated February 12, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
San Francisco, CA
February 23, 2010

94 MATTHEWS ASIA FUNDS

Tax Information (Unaudited)

For shareholders who do not have a December 31, 2009 tax year-end, this notice is for informational purposes.

For the period January 1, 2009 to December 31, 2009, the Funds designate the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds designate a portion of the ordinary income distributed during the year ended December 31, 2009 as Qualified Dividend Income ("QDI") as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asian Growth and Income Fund	28.84%
Matthews Asia Dividend Fund	44.50%
Matthews Asia Pacific Fund	97.71%
Matthews Pacific Tiger Fund	68.00%
Matthews China Fund	99.69%
Matthews India Fund	55.12%
Matthews Japan Fund	80.28%
Matthews Asia Small Companies Fund	12.12%

2. Long-Term Capital Gain Distributions

The Funds designate Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2009 as follows:

Long-Term Capital Gains
Matthews India Fund	$5,361,101
Matthews Korea Fund	5,234,879
Matthews Asia Small Companies Fund	1,079

3. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2009 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asian Growth and Income Fund	$82,970,816	$3,631,161
Matthews Asia Dividend Fund	8,756,493	791,817
Matthews Asia Pacific Fund	3,382,112	229,569
Matthews Pacific Tiger Fund	37,890,873	3,535,295
Matthews China Fund	26,372,417	58,644
Matthews India Fund	9,389,302	6,778
Matthews Japan Fund	2,630,128	184,161
Matthews Asia Small Companies Fund	800,819	122,074

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Approval of Investment Advisory Agreement (Unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (the "Advisor") to manage their assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term of two years, the Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

At a meeting held on August 27, 2009, the Board, including the Independent Trustees of the Trust, approved the continuance of the Advisory Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2010. At a meeting held on November 20, 2009, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement with respect to the China Dividend Fund, for an initial two-year period from the commencement of that Fund's operations.

Before those meetings, the Independent Trustees had requested detailed information from the Advisor about the matters to be considered. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by the Advisor at separate executive sessions held on August 19 and 27, 2009, and again on November 20, 2009 with respect to the new China Dividend Fund. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to each Fund.

  The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds' investment objectives. They also reviewed significant recent changes to the Advisor's portfolio management personnel and their responsibilities, reflecting a long-term vision for the Advisor's business and for the Funds. In particular, the Trustees noted there were no cuts to the portfolio management teams, and the addition of a trading desk professional. The Trustees viewed the Advisor as having been successful in continuing to provide high-quality services to the Funds while weathering very challenging securities markets as well as asset and revenue contractions. The Trustees attributed much of that success to the Advisor's emphasis of preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the Advisor's succession planning to address situations where key personnel become unavailable, and the design and implementation of the Advisor's disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, initiatives, programs and structures of the Advisor, including the compliance record of the Advisor and the Advisor's supervision of the Funds' service providers. The Trustees concluded that the Advisor has high-quality compliance and a culture of compliance. The Trustees further noted in this regard that, despite the Advisor's decline in profitability, there had been no noteworthy cuts to the compliance personnel or resources supporting the Funds, further evidencing the Advisor's commitment to compliance. The Trustees recognized the extent of the Advisor's ongoing commitment to marketing and distribution, particularly new branding and marketing initiatives, enhancement to client retention efforts, as well as resources devoted to investor education publications and website design and function. Other initiatives observed by the Trustees included significant efforts related to relationships with broker-dealers, independent advisors, and other financial institutions. The Trustees concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

  The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees emphasized longer-term performance, which they believe is more important to evaluate the Advisor's success in meeting shareholder objectives than short isolated periods. They also noted largely favorable recent relative performance trends. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that the Advisor had articulated and taken credible plans to address performance and explained its reasons for maintaining a consistent investment philosophy. The Trustees also reviewed both the Lipper peer comparison measures and Morningstar ratings for each of the Funds for various periods ending June 30, 2009. With respect to the China Dividend Fund, the

96 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

Trustees considered the Advisor's performance for the other Funds and in the dividend-and China-specific strategies.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund is the top-performing fund for the ten-year and since-inception periods in its Lipper peer group, but underperformed with respect to the three-year and five-year periods with a ranking below the peer group average (while still producing positive performance). Relative performance for the one-year period was above median.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had outperformed its peer group during the one-year and since inception periods, again ranking in the top quintile for those periods.

For Matthews Asia Pacific Fund, the Trustees noted that the Fund's performance compared more favorably against its peers for the one-year, three-year, five-year and since-inception periods than it had last year. The Fund ranked in the top quintile for those periods in its Pacific region peer group.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund's performance was favorable in the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintiles for those periods against the Lipper peer group.

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the top quintile for most of those periods. The Trustees also noted the Fund's positive absolute performance over those periods other than the most recent one-year period.

For Matthews India Fund, the Trustees noted that the Fund had outperformed its peer funds over the one-year, three-year and since inception periods, ranking in the first quintile. The Trustees also noted that most of the Fund's peers do not focus on India, but instead invest more generally across emerging markets.

For Matthews Japan Fund, the Trustees noted that the Fund's performance was more favorable than the median return of its peer funds over the one-year, three-year and since-inception periods, but had substantially lagged its peer funds for the five-year and ten-year periods. The Trustees noted that the underperformance concerns had been addressed to the Trustees' satisfaction by the Advisor and the more-recent performance trends showed preliminary signs that actions taken by the Advisor had the potential to be effective.

For Matthews Korea Fund, the Trustees noted that the Fund had underperformed its peer group over the one-year, three-year, five-year, ten-year and since inception periods, but that the Fund was the best performing fund in its broader peer group for the ten-year period. The Trustees noted that the broader Lipper peer group consists of Pacific-oriented funds excluding Japan, which is too broad to be a useful peer group. A more limited peer group of funds with 50% or more of their assets in Korea shows the Fund ranked favorably above the average for those time periods.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund had exceeded the average performance of its peer group for the very short period since inception, which was not yet a full year.

For Matthews Asian Technology Fund, the Trustees noted that the Fund's performance was much more favorable than the median return of its peer funds over the five-year and since-inception periods (ranking first), but less favorable than the average return of its peer funds over the one-year and three-year periods and that absolute performance was negative like its peers. The Trustees also observed that the funds in the peer group invested globally, rather than being limited to Asia as the Fund's investment strategy is.

The Trustees noted of the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to the Advisor's analysis of relative performance and comparability of the peer groups than to standard data provided by Lipper, Inc. and Morningstar, Inc. The Trustees also gave more weight to each Fund's longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds' overall performance records. The Trustees also reviewed the Advisor's trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various Funds and the Advisor's consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection.

  The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees discussed the Advisor's ongoing investment in its business and personnel, which is an acceptable way of realizing economies of scale. The Trustees considered the personnel, technology and other infrastructure investments by the Advisor that could be

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Approval of Investment Advisory Agreement (Unaudited) (continued)

expected to benefit shareholders. The Trustees also recognize that, earlier in the year, the Funds' economies of scale had diminished as total assets declined, but that market conditions and asset growth improved later in the year, which was consistent with industry-wide trends. The Trustees concluded that the current fee structure enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale, and continues to be appropriate given the size and objectives of the Funds. The Trustees noted that the China Dividend Fund would benefit from the scale of most of the other Funds because of the combined advisory fee structure.

  The costs of the services provided by the Advisor and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund's relevant peer group. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than the relevant peer group averages. Also, the total expense ratios paid by investors in the Funds, which are most representative of an investor's net experience, were also very competitive, with all but the newest (Small Companies) Fund ranking below the peer group averages. The Trustees noted that the fees and expenses for the China Dividend Fund were expected to be competitive and reasonable although there were no sufficiently specific fund peer groups to determine a more-precise ranking.

For each of Matthews Asia Dividend Fund, Matthews China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Asian Technology Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement fee rates (which include transfer agent and custodian fees) are all lower than most of the funds in each Fund's peer group. In the case of the Matthews Asian Technology Fund, the total expenses are slightly higher than the comparable fee ratios of median funds (excluding Rule 12b-1 fees and non-Rule 12b-1 servicing fees) in this peer group.

For Matthews Pacific Tiger Fund, the Trustees noted that the gross advisory fee rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are lower than most of the funds in that Fund's peer group while the gross management fee (including administration) rates are slightly higher than the average of the Fund's peer group.

For Matthews Asian Growth and Income Fund, the Trustees noted that the gross advisory fee rates, the total expense ratio and the effective advisory fee rates are lower than most of the funds in that Fund's peer group while the gross management fee (including administration) rates and the actual nonmanagement fee rates (which include transfer agent and custodian fees) are very slightly higher than the median of the Fund's peer group.

For Matthews Asia Pacific Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are all lower than most of the funds in that Fund's peer group.

For Matthews India Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio and the effective advisory fee rates are all lower than most of the funds in that Fund's peer group while the actual nonmanagement fee rates (which include transfer agent and custodian fees) are slightly less than the average of the Fund's peer group.

For Matthews Asian Small Companies Fund, the Trustees noted that the gross advisory fee rate is lower than the peer group funds, but that the Fund's small size (in light of its relatively recent inception) has resulted in total expense ratio and actual nonmanagement fee rates (which include transfer agent and custodian fees) well above the median of the Fund's peer group. The Trustees expect that the Fund's comparative position should improve as the Fund grows.

The Trustees also compared the Advisor's advisory fees with those of the Advisor's separate accounts and other investment products, noting that the Funds' advisory expenses were not disadvantageous (being equal to the separate accounts). Total expenses appeared to be appropriate in comparison and taking into account the service differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted the Advisor's efforts in early 2008 had resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced custodian expenses, and (c) reduced transfer agency fees. The Trustees also observed the generally lower commission

98 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

rates enjoyed by the Funds. The Trustees concluded that the Advisor's advisory fee ratio and the Funds' expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

  The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Trustees noted that the Advisor's pretax profit margin appeared to be reasonable in relation to other advisers. The Trustees also noted that the Advisor appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for the Advisor, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with more recent declines in asset levels, declines in profitability could be expected, but also noted the continued expenditures on information technology and personnel. The Trustees further noted that the Advisor's continued upgrading of its trading, research, compliance, disaster recovery and other technological systems should increase the Advisor's capacity, speed and reliability in providing services to the Funds, which further support the long-term viability of the Funds and the Advisor. The Trustees also considered that the additional benefits derived by the Advisor from its relationship with the Funds are limited solely to research and execution benefits received in exchange for "soft dollars." After such review, the Trustees determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides to the Funds.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that the Advisor provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund's shareholders received and would receive reasonable value in return for the advisory fees paid. The Board agreed that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of the Funds and their shareholders. The Independent Trustees concluded separately that continuance of the Advisory Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by the Advisor, and the competitive expense structure, and that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds, or by the Advisor upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

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Trustees and Officers of the Funds (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds' website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GEOFFREY H. BOBROFF Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	11	None

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Strategic Financial Literacy, Inc. (since 1995); Adjunct Professor, Columbia Graduate School of Business (since 2001); Associate Professor, Thunderbird American Graduate School of International Management (2000–2004); Faculty, General Electric Corporate Leadership Development Center (since 2000); Executive Education Lecturer, Haas School of Business, UC Berkeley (since 1995).	11	None

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); and Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc.	11	None

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Partner, Essential Investment Partners, LLC (since 2009); President, Essential Advisers Inc. (since 2000); Managing Partner, JZ Partners LLC (since 1998).	11	Independent Chairman of the Board of Trustees, DCA Total Return Fund (since 2005) (1 Portfolio) and DCW Total Return Fund (since 2007) (1 Portfolio); Independent Trustee, ICON Funds (2002–2007) (17 Portfolios); Independent Director, Wasatch Funds (2002–2004) (10 Portfolios).

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs; Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	11	Director (2000–2006), iShares Fund Complex, consisting of iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios) managed by Barclays Global Investors; Trustee (2001–2006), Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 Portfolios); Independent Trustee, Matthews Asia Funds (1994–2006) (9 Portfolios).

100 MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director and Portfolio Manager (Since 2009), Chairman and Portfolio Manager (1991–2009), Chief Investment Officer (1991–2007), Matthews International Capital Management, LLC; President of the Funds (1994–2007).	11	Director, Matthews Asian Selections Funds Plc (1 Portfolio).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 President	Since 2008	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews International Capital Management, LLC; Partner (2002–2007), Deloitte & Touche, LLP.	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (1 Portfolio).

ROBERT J. HORROCKS, PHD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (Since 2009), Director of Research (2008–2009), Matthews Matthews International Capital Management, LLC; Head of Research, Mirae Asset Management (2006–2008); Chief Investment Officer, Everbright Pramerica (2003–2006).	None

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews International Capital Management, LLC; Chief Operating Officer, Treasurer and Chief Compliance Officer, Forward Management LLC (1998–2004).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (1 Portfolio).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews International Capital Management, LLC.	None

TIMOTHY B. PARKER Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008	General Counsel (since 2005), Matthews International Capital Management, LLC; Partner, Kirkpatrick & Lockhart Nicholson Graham LLP (2003–2005); Global Head of Compliance and Risk Management, Allianz Dresdner Asset Management (2001–2003); Managing director, RCM Global Investors (1993–2001).	Director, Matthews Asia Funds S.I.C.A.V. (1 Portfolio).

MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC (since 2005); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments (2001–2005).	None

1  Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2  This trustee is considered an "interested person" of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the Advisor.

matthewsasia.com | 800.789.ASIA 101

Matthews Asia Funds

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

ACCOUNT SERVICES
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

©2010 Matthews International Capital Management, LLC  AR-1209-275M

Item 2. Code of Ethics.

(a)          The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)                                  As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)                                 Prof. Shibano is an Adjunct Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center.  He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales.  He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation.  Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure.  Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs.  Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm.  He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc.  He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers.  Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc.  Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant.  Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee.  Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds.  He has served on the audit committees of mutual fund boards since 2002.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.  Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 261,300 in 2008 and $280,800 in 2009.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2009.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $69,000 in 2008 and $69, 113 in 2009. Tax fees include services provided by PWC for tax return preparations.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.

(e)(1)            Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements.  Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)                           The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)                        The Audit Committee shall establish policies and procedures governing the Auditor’s engagement.  Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements.  Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if:  (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons.  With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception:  The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)            The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)            The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0% percent.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $91,300 for fiscal year ended December 31, 2008 and $96,663 for the fiscal year ended December 31, 2009.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)       Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)       Not applicable.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Matthews International Funds

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 4, 2010

By (Signature and Title)*		/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 4, 2010

* Print the name and title of each signing officer under his or her signature.